CONSULTANT II VARIABLE ANNUITY PROSPECTUS
                                FLEXIBLE PREMIUM
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                          Lincoln Benefit Life Company
                               IN CONNECTION WITH
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
            STREET ADDRESS: 2940 SOUTH 84TH STREET, LINCOLN, NE 68506
            MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532
                        Telephone Number: 1-800-865-5237

The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis.

         Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers fifty-three investment options, each of which is a subaccount of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Subaccount invests exclusively in shares of one of the following Portfolios:

The Alger American Fund:
         Growth Portfolio
         Income and Growth Portfolio
         Leveraged AllCap Portfolio
         MidCap Growth Portfolio
         Small Capitalization Portfolio

Federated Insurance Series:
         Fund for U.S. Government Securities II
         High Income Bond Fund II

         Utility Fund II


Fidelity Variable Insurance Products Fund:
         Asset Manager Portfolio - Initial Class
         Contrafund Portfolio - Initial Class
         Equity-Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         Index 500 Portfolio - Initial Class
         Money Market Portfolio - Initial Class
         Overseas Portfolio - Initial Class


Janus Aspen Series:

         Aggressive Growth Portfolio:  Institutional Shares
         Balanced Portfolio:  Institutional Shares
         Flexible Income Portfolio:  Institutional Shares
         Global Value Portfolio:  Service Shares
         Growth Portfolio:  Institutional Shares
         Worldwide Growth Portfolio:  Institutional Shares

LSA Variable Series Trust:
         Balanced Fund
         Basic Value Fund
         Diversified Mid-Cap Fund
         Emerging Growth Equity Fund
         Mid Cap Value Fund
         Value Equity Fund

MFS Variable Insurance Trust:
         Emerging Growth Series - Initial Class
         Investors Trust Series - Initial Class
         New Discovery Series - Initial Class
         Research Series - Initial Class
         Total Return Series - Initial Class

OCC Accumulation Trust:
         Science and Technology Portfolio
         Small Cap Portfolio

Oppenheimer Variable Account Funds:
         Main Street Small Cap Fund/VA - Service Shares

PIMCO Variable Insurance Trust:
         Foreign Bond Portfolio
         Total Return Portfolio

Putnam Variable Trust:
         International Growth and Income Fund - Class 1B


Scudder Variable Series I:
         Balanced Portfolio
         Bond Portfolio
         Global Discovery Portfolio
         Growth and Income Portfolio
         International Portfolio

STI Classic Variable Trust:
         Capital Appreciation
         International Equity
         Value Income Stock


Strong Opportunity Fund II, Inc.:
         Opportunity Fund II


Strong Variable Insurance Funds, Inc.:

         MidCap Growth Fund II

T. Rowe Price Equity Series, Inc.:

         Equity Income Portfolio
         Mid-Cap Growth Portfolio
         New America Growth Portfolio

T. Rowe Price International Series, Inc.:
         International Stock Portfolio

Van Kampen Life Investment Trust:
         Growth and Income Portfolio, Class II

(continued on next page)


         The Securities and Exchange Commission has not Approved or Disapproved these Securities nor has it Passed on the Accuracy or the Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.

                   The Date of this Prospectus is May 1, 2002.

         Some of the portfolios described in this prospectus may not be available in your Contract. We may make available other investment options in the future.

         You may not purchase a Contract if either you or the Annuitant are 90 years old or older before we receive your application.

         Your Contract Value will vary daily as a function of the investment performance of the Subaccounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Subaccounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, and transfers to the Subaccounts.

         In certain states the contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

         This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.

         We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 2002. The information in the Statement of Additional Information, dated May 1, 2002, is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 41 of this prospectus.

         At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements are set forth in the Statement of Additional Information. Lincoln Benefit will file annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can obtain copies of these documents by writing to the SEC and paying a duplicating fee. Please call the SEC at 1-800-SEC-0330 for further information as to the operation of the public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

         This Prospectus is Valid only if Accompanied or Preceded by Current Prospectuses for the Portfolios Listed Above. If any of these Prospectuses is Missing or Outdated, Please Contact Us and We Will Send You the Prospectus You Need.

Please Read This Prospectus Carefully and Retain It for Your Future Reference.

                                TABLE OF CONTENTS



DEFINITIONS...................................................................5
FEE TABLES....................................................................6
EXAMPLES......................................................................9
EXPLANATION OF FEE TABLES AND EXAMPLES........................................10
QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT.....................................11
CONDENSED FINANCIAL INFORMATION...............................................15
DESCRIPTION OF THE CONTRACTS..................................................16
Summary.......................................................................16
Contract Owner................................................................16
Annuitant.....................................................................16
Modification of the Contract..................................................16
Assignment....................................................................16
Free Look Period..............................................................16
PURCHASES AND CONTRACT VALUE..................................................16
Minimum Purchase Payment......................................................16
Automatic Payment Plan........................................................16
Allocation of Purchase Payments...............................................17
Contract Value................................................................17
Separate Account Accumulation Unit Value......................................17
Transfer During Accumulation Period...........................................17
Transfers Authorized by Telephone.............................................18
Excessive Trading Limits......................................................18
Automatic Dollar Cost Averaging Program.......................................18
Portfolio Rebalancing.........................................................18
THE INVESTMENT AND FIXED ACCOUNT OPTIONS......................................19
Separate Account Investments..................................................19
The Portfolios................................................................19
Voting Rights.................................................................22
Additions, Deletions, and Substitutions of Securities.........................22
The Fixed Account.............................................................23
General.......................................................................23
Guaranteed Maturity Fixed Account Option......................................23
Market Value Adjustment.......................................................24
Dollar Cost Averaging Fixed Account Option....................................24
ANNUITY BENEFITS..............................................................25
Annuity Date..................................................................25
Annuity Options...............................................................25
Other Options.................................................................25
Annuity Payments: General.....................................................25
Variable Annuity Payments.....................................................26
Fixed Annuity Payments........................................................26
Transfers During Annuity Period...............................................26
Death Benefit During Annuity Period...........................................27
Certain Employee Benefit Plans................................................27
OTHER CONTRACT BENEFITS.......................................................27
Death Benefit.................................................................27
Beneficiary...................................................................29
Contract Loans for 401(a) and 403(b) Contracts................................29
Withdrawals (Redemptions).....................................................30
Systematic Withdrawal Program.................................................31
ERISA Plans...................................................................31
Minimum Contract Value........................................................31
CONTRACT CHARGES..............................................................32
Mortality and Expense Risk Charge.............................................32
Administrative Charges........................................................32
  Contract Maintenance Charge.................................................32
  Administrative Expense Charge...............................................32
  Transfer Fee................................................................32
Premium Taxes.................................................................32
Deduction for Separate Account Income Taxes...................................32
Other Expenses................................................................32
FEDERAL TAX MATTERS...........................................................33
Taxation of Lincoln Benefit Life Company......................................33
Taxation of Annuities in General..............................................33
Tax Qualified Contracts.......................................................35
DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT..........38
Lincoln Benefit Life Company..................................................38
Separate Account..............................................................38
State Regulation of Lincoln Benefit...........................................38
ADMINISTRATION................................................................39
MARKET TIMING AND ASSET ALLOCATION SERVICES...................................39
DISTRIBUTION OF CONTRACTS.....................................................39
LEGAL PROCEEDINGS.............................................................39
LEGAL MATTERS.................................................................39

ANNUAL REPORTS AND OTHER DOCUMENTS............................................39
REGISTRATION STATEMENT........................................................39
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................41
APPENDIX A ACCUMULATION UNIT VALUES..........................................A-1
APPENDIX B PORTFOLIOS AND PERFORMANCE DATA...................................B-1
APPENDIX C ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.........................C-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                   DEFINITIONS

         Please refer to this list for the meaning of the following terms:

Accumulation Period - The period, beginning on the Issue Date, during which Contract Value builds up under your Contract.

Accumulation Unit - A unit of measurement which we use to calculate Contract Value.

Annuitant - The natural person on whose life the annuity benefits under a Contract are based.

Annuitization - The process to begin annuity payments under the Contract.

Annuitized Value - The Contract Value adjusted by any applicable Market Value Adjustment and less any applicable taxes.

Annuity Date - The date on which annuity payments are scheduled to begin.

Annuity Period - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

Annuity Unit - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

Beneficiary(ies) - The person(s) designated to receive any death benefits under the Contract.

Company ("We," "Us," "Our," "Lincoln Benefit") -  Lincoln Benefit Life Company.

Contract Anniversary -  Each anniversary of the Issue Date.

Contract Owner ("You") - The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

Contract Value - The sum of the values of your investment in the Subaccounts of the Separate Account and the Fixed Account.

Contract Year - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

Contribution Year - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Subaccount, or each anniversary of that date.

Fixed Account - The portion of the Contract Value allocated to our general account.

Fixed Annuity - A series of annuity payments that are fixed in amount.

Guarantee Periods - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

Issue Date - The date when the Contract becomes effective.

Latest Annuity Date - The latest date by which you must begin annuity payments under the Contract.

Loan Account - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

Market Value Adjustment - An amount added to or subtracted from certain transactions involving your interest in the Fixed Account, to reflect the impact of changing interest rates.

Net Investment Factor - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Subaccount.

Non-Qualified Plan - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

Portfolio(s) - The underlying mutual funds in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Purchase Payments - Amounts paid to us as premium for the Contract by you or on your behalf.

Qualified Plan - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

Separate Account - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

Subaccount - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

Surrender Value - The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes and the contract maintenance charge and increased or decreased by any Market Value Adjustment.

Tax Code -  The Internal Revenue Code of 1986, as amended.

Treasury Rate - The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

Valuation Date - Each day the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

Variable Annuity - A series of annuity payments that vary in amount based on changes in the value of the Subaccounts to which your Contract Value has been allocated.

                                   FEE TABLES



Contract Owner Transaction Expenses

Sales Charge - None.


ANNUAL CONTRACT MAINTENANCE CHARGE.................................................................       $35.00
TRANSFER FEE (Applies solely to the second and subsequent transfers within a calendar month. We are       $10.00
  currently waiving the transfer fee)..............................................................
SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF DAILY NET ASSET VALUE DEDUCTED FROM EACH OF THE
  SUBACCOUNTS OF THE SEPARATE ACCOUNT)
         Mortality and Expense Risk Charge.........................................................        1.30%
         Administrative Expense Charge.............................................................        0.10%


         Separate Account Annual Expenses..........................................................        1.40%


                            PORTFOLIO ANNUAL EXPENSES

 (After contractual reductions and reimbursements as indicated in the footnotes)
            (as a percentage of Portfolio average daily net assets)1

                                                                                                                Total Portfolio
                                                                      Management    Rule 12b-1       Other      Annual Expenses
Portfolio                                                                Fees          Fees        Expenses
-------------------------------------------------------------------- -------------- ------------ -------------- -----------------
Alger American Growth Portfolio                                          0.75%          N/A          0.06%           0.81%
Alger American Income & Growth Portfolio                                0.625%          N/A         0.095%           0.72%
Alger American Leveraged AllCap Portfolio                                0.85%          N/A          0.07%           0.92%
Alger American MidCap Growth Portfolio                                   0.80%          N/A          0.08%           0.88%
Alger American Small Capitalization Portfolio                            0.85%          N/A          0.07%           0.92%
Federated Fund for U.S. Government Securities II (2)                     0.85%          N/A          0.14%           0.99%
Federated High Income Bond Fund II (2)                                   0.85%          N/A          0.16%           1.01%
Federated Utility Fund II (2)                                            1.00%          N/A          0.17%           1.17%
Fidelity VIP Asset Manager Portfolio - Initial Class (3)                 0.53%          N/A          0.11%           0.64%
Fidelity VIP Contrafund Portfolio - Initial Class (3)                    0.58%          N/A          0.10%           0.68%
Fidelity VIP Equity-Income Portfolio - Initial Class (3)                 0.48%          N/A          0.10%           0.58%
Fidelity VIP Growth Portfolio - Initial Class (3)                        0.58%          N/A          0.10%           0.68%
Fidelity VIP Index 500 Portfolio - Initial Class (4)                     0.24%          N/A          0.11%           0.35%
Fidelity VIP Money Market Portfolio - Initial Class                      0.18%          N/A          0.10%           0.28%
Fidelity VIP Overseas Portfolio - Initial Class (3)                      0.73%          N/A          0.19%           0.92%
Janus Aspen Series Aggressive Growth Portfolio: Institutional            0.65%          N/A          0.02%           0.67%
Shares
Janus Aspen Series Balanced Portfolio: Institutional Shares              0.65%          N/A          0.01%           0.66%
Janus Aspen Series Flexible Income Portfolio: Institutional Shares       0.64%          N/A          0.03%           0.67%
Janus Aspen Series Global Value Portfolio: Service Shares (5)            0.00%         0.25%         1.25%           1.50%
Janus Aspen Series Growth Portfolio: Institutional Shares                0.65%          N/A          0.01%           0.66%
Janus Aspen Series Worldwide Growth Portfolio: Institutional             0.65%          N/A          0.04%           0.69%
Shares
LSA Balanced Fund (6)                                                    0.80%          N/A          0.30%           1.10%
LSA Basic Value Fund (7)                                                 0.90%          N/A          0.30%           1.20%
LSA Diversified Mid-Cap Fund (7)                                         0.90%          N/A          0.30%           1.20%
LSA Emerging Growth Equity Fund (6)                                      1.05%          N/A          0.30%           1.35%
LSA Mid Cap Value Fund (7)                                               0.85%          N/A          0.30%           1.15%
LSA Value Equity Fund (6)                                                0.80%          N/A          0.30%           1.10%
MFS Emerging Growth Series - Initial Class (8)                           0.75%          N/A          0.12%           0.87%
MFS Investors Trust Series - Initial Class (8)                           0.75%          N/A          0.15%           0.90%

                                       6

                                                                                                                Total Portfolio
                                                                      Management    Rule 12b-1       Other      Annual Expenses
Portfolio                                                                Fees          Fees        Expenses
-------------------------------------------------------------------- -------------- ------------ -------------- -----------------
MFS New Discovery Series - Initial Class (8, 9)                          0.90%          N/A          0.16%           1.06%
MFS Research Series - Initial Class (8)                                  0.75%          N/A          0.15%           0.90%
MFS Total Return Series - Initial Class (8)                              0.75%          N/A          0.14%           0.89%
OCC Science and Technology Portfolio (10 ,11)                            0.00%          N/A          1.05%           1.05%
OCC Small Cap Portfolio                                                  0.80%          N/A          0.10%           0.90%
Oppenheimer Main Street Small Cap Fund/VA - Service Class                0.75%         0.15%         0.29%           1.19%
PIMCO Foreign Bond Portfolio (12)                                        0.25%          N/A          0.66%           0.91%
PIMCO Total Return Portfolio (12, 13)                                    0.25%          N/A          0.41%           0.66%
Putnam VT International Growth and Income Fund - Class IB (14)           0.80%         0.25%         0.18%           1.23%
Scudder SVSI Balanced Portfolio                                          0.48%          N/A          0.08%           0.56%
Scudder SVSI Bond Portfolio                                              0.48%          N/A          0.09%           0.57%
Scudder SVSI Global Discovery Portfolio (15)                             0.98%          N/A          0.24%           1.22%
Scudder SVSI Growth and Income Portfolio                                 0.48%          N/A          0.08%           0.56%
Scudder SVSI International Portfolio                                     0.84%          N/A          0.16%           1.00%
STI Capital Appreciation Fund (16)                                       1.15%          N/A          0.29%           1.44%
STI International Equity Fund (16)                                       1.25%          N/A          1.07%           2.32%
STI Value Income Stock Fund (16)                                         0.80%          N/A          0.32%           1.12%
Strong Mid Cap Growth Fund II (17, 18)                                   0.92%          N/A          0.47%           1.39%
Strong Opportunity Fund II (17, 18)                                      1.00%          N/A          0.38%           1.38%
T. Rowe Price Equity Income Portfolio                                    0.85%          N/A          0.00%           0.85%
T. Rowe Price International Stock Portfolio                              1.05%          N/A          0.00%           1.05%
T. Rowe Price Mid-Cap Growth Portfolio                                   0.85%          N/A          0.00%           0.85%
T. Rowe Price New America Growth Portfolio                               0.85%          N/A          0.00%           0.85%
Van Kampen LIT Growth and Income Portfolio, Class II                     0.60%         0.25%         0.15%           1.00%


1. Figures shown in the Table are for the year ended December 31, 2001 (except as otherwise noted).

2. Although not contractually obligated to do so, the shareholder services provider waived its fee during the fiscal year ended December 31, 2001. Additionally, the shareholder services provider has no present intention of charging the shareholder services fee during the year ending December 31, 2002. "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/reimbursements of expenses. Had this fee reduction been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.74% for Fund for U.S. Government Securities II, 0.76% for High Income Bond Fund II and 0.92% for Utility Fund II.

3. Actual "Total Portfolio Annual Expenses" were lower because a portion of the brokerage commissions that the Portfolios paid was used to reduce the Portfolios' expenses. In addition, through arrangements with the Portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. These offsets may be discontinued at any time. Had these offsets been taken into account, "Total Portfolio Annual Expenses" would have been 0.63% for Asset Manager Portfolio, 0.64% for Contrafund Portfolio, 0.57% for Equity-Income Portfolio, 0.65% for Growth Portfolio, and 0.87% for Overseas Portfolio.

4. The Portfolio's manager has voluntarily agreed to reimburse expenses to the extent that "Total Portfolio Annual Expenses" (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Portfolio manager at any time. Including this reimbursement, the "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively. "Total Portfolio Annual Expenses" are shown without the effect of any expense offset arrangement.

5. Portfolio expenses include expense waivers. Waivers are first applied against "Management Fees" and then against "Other Expenses", and will continue until at least the next annual renewal of the advisory agreements (June 2003). Had these waivers not been in effect, "Management Fees", "Rule 12b-1 Fees", " Other Expenses" and "Total Portfolio Annual Expenses" would have been 0.65%, 0.25%, 2.72% and 3.62%, respectively.

6. Under an expense limitation agreement ("Agreement"), the manager has agreed to reduce its fees or reimburse the Portfolio for expenses incurred above certain limits. Currently, this limit is set so that the Portfolio will not incur expenses (including interest, taxes, brokerage commissions and extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets. Without these fee reductions or expense reimbursements, "Other Expenses" and "Total Portfolio Annual Expenses" for the period ending December 31, 2001 were 2.15% and 2.95% for LSA

     Balanced Fund, 3.05% and 4.10% for Emerging Growth Equity Fund and
     2.10% and 2.90% for LSA Value Equity Fund, respectively. These reductions and reimbursements will remain in effect until at least April 30, 2003. Under certain circumstances, the Agreement provides that, commencing May 1, 2002 and continuing for three years thereafter, the manager may recoup a certain amount of its fee reductions and reimbursements. The total amount of reimbursement, if any, paid in any year to the manager may not, however, cause "Total Portfolio Annual Expenses" to exceed the percentages listed in the table.

7. Figures shown are based on estimates for the current fiscal year. Under an expense limitation agreement ("Agreement"), the manager has agreed to reduce its fees or reimburse the Portfolio for expenses incurred above certain limits. Currently, this limit is set so that the Portfolio will not incur expenses (including interest, taxes, brokerage commissions and extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets. Without these fee reductions or expense reimbursements, "Other Expenses" and "Total Portfolio Annual Expenses" for 2002 are expected to be 6.50% and 7.40% for LSA Basic Value Fund, 6.29% and 7.19% for LSA Diversified Mid-Cap Fund and 6.33% and 7.18% for LSA Mid Cap Value Fund, respectively. These reductions and reimbursements will remain in effect until at least April 30, 2003. Under certain circumstances, the Agreement provides that, commencing June 1, 2002 and continuing for three years thereafter, the manager may recoup a certain amount of its fee reductions and reimbursements. The total amount of reimbursement, if any, paid in any year to the manager may not, however, cause "Total Portfolio Annual Expenses" to exceed the percentages listed in the table.

8. Each Portfolio has an expense offset arrangement which reduces the Portfolios' custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolios' expenses. "Other Expenses" do not take these expense reductions into account, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Research Series and 0.88% for Total Return Series.

9. MFS has contractually agreed, subject to reimbursement, to bear expenses for the Portfolio such that "Other Expenses" (after taking into account the expense offset arrangement described in note 8 above), do not exceed 0.15% of the average daily net assets of the Portfolio during the current fiscal year. Without this reimbursement arrangement and the expense offset arrangement described in footnote 8, "Total Portfolio Annual Expenses" would have been 1.09%. These contractual fee arrangements will continue at least until May 1, 2003.

10. The Portfolio had expenses offset by earnings credits from the custodian bank. Had the expense offsets been taken into account "Total Portfolio Annual Expenses" would have been 1.00% for Science and Technology Portfolio.

11. The adviser has agreed to waive a portion of its fee such that "Total Portfolio Annual Expenses" (after taking into consideration the expense offset described in note 12 above) do not exceed 1.00% annually. Without this waiver, "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" would have been 0.80%, 2.42% and 3.22%, respectively. This fee waiver will remain in effect until April 30, 2003.

12. "Total Portfolio Annual Expenses" listed in the table above are gross ratios prior to any voluntary waivers or reimbursements of expenses. PIMCO has agreed to reduce "Total Portfolio Annual Expenses" to the extent they would exceed, due to the payment of organizational expenses and trustees' fees, 0.90% of average daily net assets for Foreign Bond Portfolio and 0.65% for of average daily net assets for Total Return Portfolio. With these reductions, "Total Portfolio Annual Expenses" for the fiscal year ended December 31, 2001 would have been 0.90% for Foreign Bond Portfolio and 0.65% for Total Return Portfolio. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided "Total Portfolio Annual Expenses", including such recoupment, do not exceed the annual expense limit.

13. Effective May 1, 2002 the PIMCO Total Return Bond Portfolio changed its name to the PIMCO Total Return Portfolio.

14. Restated to reflect an increase in Rule 12b-1 Fees effective April 30, 2001. Actual Rule 12b-1 Fees during the most recent fiscal year were 0.22%. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

15. Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2002, to limit their respective fees and to reimburse "Other Expenses" to the extent necessary to limit the "Total Portfolio Annual Expenses" to 1.25%.

16. "Total Portfolio Annual Expenses" listed in the table above are gross ratios prior to any voluntary waivers/reimbursements of expenses. The Investment Adviser, has voluntarily agreed to reduce or limit certain other expenses to the extent "Total

     Portfolio Annual Expenses" exceed 1.15% for
     Capital Appreciation Fund, 1.60% for International Equity Fund and 0.95% for Value Income Stock Fund. This arrangement can be discontinued by the Adviser at any time. With these limitations taken into consideration, "Management Fees", "Rule 12b-1 Fees", "Other Expenses" and "Total Portfolio Annual Expenses" were as follows:


                                                       Management Fees    Rule 12b-1                         Total Portfolio
Portfolio                                                                    Fees         Other Expenses     Annual Expenses
------------------------------------------------------ ---------------- --------------- ------------------- -------------------
STI Capital Appreciation Fund                               0.86%            N/A              0.29%               1.15%
STI International Equity Fund                               0.53%            N/A              1.07%               1.60%
STI Value Income Stock Fund                                 0.63%            N/A              0.32%               0.95%


17. "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers or absorptions of expenses. As compensation for advisory services, the Portfolio pays Strong a monthly management fee at an annual rate of 0.75% of the Portfolios' average daily net assets. Strong has voluntarily agreed to waive the management fee and/or absorb the Portfolios' "Other Expenses" so that "Total Portfolio Annual Expenses" do not exceed 1.20% for Mid Cap Growth Fund II and 1.10% for Opportunity Fund II. With these waivers taken into consideration "Total Portfolio Annual Expenses" for the year ended December 31, 2001 were 1.19% for Mid Cap Growth Fund II and 1.10% for Opportunity Fund II. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the Portfolios' shareholders.

18. The Portfolio has signed a new administration agreement, under which Strong Capital Management, Inc., will provide or make provision for administrative services to the Portfolio, which were previously performed under the advisory agreement. The old investment advisory agreement covered both management and administrative services. Effective July 31, 2001, these services were unbundled and administrative services were covered under a separate administration agreement. As a result, the management fee was reduced by 0.25% and a new administration fee was added in the amount of 0.30%.

EXAMPLES

AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING 5% ANNUAL RETURN ON ASSETS.


Sub-Account                                                 1 Year            3 Years          5 Years         10 Years
                                                            ------            -------          -------         --------
Alger American Growth                                         $23               $71              $122             $262
Alger American Income & Growth                                $22               $69              $118             $253
Alger American Leveraged AllCap                               $24               $75              $128             $273
Alger American MidCap Growth                                  $24               $74              $126             $269
Alger American Small Capitalization                           $24               $75              $128             $273
Federated Fund for U.S. Government Securities II              $25               $77              $131             $280
Federated High Income Bond Fund II                            $25               $77              $132             $282
Federated Utility Fund II                                     $27               $82              $140             $298
Fidelity VIP Asset Manager                                    $21               $66              $114             $245
Fidelity VIP Contrafund                                       $22               $68              $116             $249
Fidelity VIP Equity-Income                                    $21               $64              $111             $238
Fidelity VIP Growth                                           $22               $68              $116             $249
Fidelity VIP Index 500                                        $19               $57              $99              $214
Fidelity VIP Money Market                                     $18               $55              $95              $207
Fidelity VIP Overseas                                         $24               $75              $128             $273
Janus Aspen Series Aggressive Growth                          $22               $67              $115             $248
Janus Aspen Series Balanced                                   $22               $67              $115             $247
Janus Aspen Series Flexible Income                            $22               $67              $115             $248
Janus Aspen Series Global Value                               $30               $92              $157             $330
Janus Aspen Series Growth                                     $22               $67              $115             $247
Janus Aspen Series Worldwide Growth                           $22               $68              $116             $250
LSA Balanced                                                  $26               $80              $137             $291
LSA Basic Value                                               $27               $83              $142             $301
LSA Diversified Mid-Cap                                       $27               $83              $142             $301
LSA Emerging Growth Equity                                    $29               $88              $149             $316

                                       9

Sub-Account                                                 1 Year            3 Years          5 Years         10 Years
                                                            ------            -------          -------         --------
LSA Mid Cap Value                                             $29               $88              $149             $316
LSA Value Equity                                              $26               $80              $137             $291
MFS Emerging Growth                                           $24               $73              $125             $268
MFS Investors Trust                                           $24               $74              $127             $271
MFS New Discovery                                             $26               $79              $135             $287
MFS Research                                                  $24               $74              $127             $271
MFS Total Return                                              $24               $74              $126             $270
OCC Science and Technology                                    $26               $79              $134             $286
OCC Small Cap                                                 $24               $74              $127             $271
Oppenheimer Main Street Small Cap                             $27               $83              $141             $300
PIMCO Foreign Bond                                            $24               $74              $127             $272
PIMCO Total Return                                            $22               $67              $115             $247
Putnam VT International Growth and Income                     $27               $84              $143             $304
Scudder SVSI Balanced                                         $21               $64              $110             $236
Scudder SVSI Bond                                             $21               $64              $110             $237
Scudder SVSI Global Discovery                                 $27               $84              $143             $303
Scudder SVSI Growth and Income                                $21               $64              $110             $236
Scudder SVSI International                                    $25               $77              $132             $281
STI Capital Appreciation                                      $29               $90              $154             $324
STI International Equity                                      $38              $116              $196             $405
STI Value Income Stock                                        $26               $81              $138             $293
Strong Mid Cap Growth II                                      $29               $89              $151             $320
Strong Opportunity II                                         $29               $89              $151             $319
T. Rowe Price Equity Income                                   $24               $73              $124             $266
T. Rowe Price International Stock                             $26               $79              $134             $286
T. Rowe Price Mid-Cap Growth                                  $24               $73              $124             $266
T. Rowe Price New America Growth                              $24               $73              $124             $266
Van Kampen LIT Growth and Income                              $25               $77              $132             $281


                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. We have included the table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information, you should read "Contract Charges," which begins on page 32; you should also read the sections relating to expenses of the Portfolios in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract. The examples assume that the fee waivers and expense reimbursements discussed above will continue for the periods shown.

2. The examples assume that you did not make any transfers. We are currently waiving the transfer fee, but in the future, we may decide to charge $10 for the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Currently, we deduct premium taxes (which range from 0% to 3.5%) either from premium received or from Contract Value upon full surrender, death or annuitization.

3. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, which we calculated by dividing the total amount of contract maintenance charges expected to be collected during a year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4. Your expenses will be the same regardless of whether you surrender, annuitize, or continue to hold your Contract at the end of the applicable time period, because we do not charge a withdrawal charge on surrenders or annuitizations of this Contract.

         NEITHER THE FEE TABLES NOR THE EXAMPLES SHOULD BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. SIMILARLY, THE ANNUAL RATE OF RETURN OF 5% ASSUMED IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

                              QUESTIONS AND ANSWERS
                               ABOUT YOUR CONTRACT

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

1. What is the Contract?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non-qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

         Your premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. You may allocate your Contract Value to up to twenty-one options under the Contract, counting each Subaccount and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account.

         Each Subaccount will invest in a single investment portfolio (a "Portfolio") of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Subaccounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

         In some states, you may also allocate all or part of your Contract Value to the "Fixed Account", as described in the answer to Question 5.

2. What Annuity Options does the Contract offer?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

o    a life annuity with payments guaranteed for five to twenty years;

o a joint and full survivorship annuity, with payments guaranteed for five to twenty years; and

o    fixed payments for a specified period of five to thirty years.

         Call us to inquire about other options.

         You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

         If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Subaccounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Subaccounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.

3. How do I buy a Contract?

You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $25,000 in a lump sum as an initial Purchase Payment. Subsequent Purchase Payments must be at least $500. We may lower these minimums at our sole discretion. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application.

4. What are my investment choices under the Contract?

You can allocate and reallocate your investment among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following Portfolios:

                         Fund                                          Portfolio(s)
                         ----                                          ------------
---------------------------------------------------------------------------------------------------------------------

The Alger American Fund                                                Growth Portfolio
                                                                       Income and Growth Portfolio
                                                                       Leveraged AllCap Portfolio
                                                                       MidCap Growth Portfolio
                                                                       Small Capitalization Portfolio
---------------------------------------------------------------------------------------------------------------------
Federated Insurance Series                                             Fund for U.S. Government Securities II
                                                                       High Income Bond Fund II
                                                                       Utility Fund II
---------------------------------------------------------------------------------------------------------------------

                                       11

                         Fund                                          Portfolio(s)
                         ----                                          ------------
---------------------------------------------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund                              Asset Manager Portfolio
                                                                       Contrafund Portfolio
                                                                       Equity-Income Portfolio
                                                                       Growth Portfolio
                                                                       Index 500 Portfolio
                                                                       Money Market Portfolio
                                                                       Overseas Portfolio
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series                                                     Aggressive Growth Portfolio:  Institutional Shares
                                                                       Balanced Portfolio:  Institutional Shares
                                                                       Flexible Income Portfolio:  Institutional Shares
                                                                       Global Value Portfolio:  Service Shares
                                                                       Growth Portfolio:  Institutional Shares
                                                                       Worldwide Growth Portfolio:  Institutional Shares
----------------------------------------------------------------------------------------------------------------------
LSA Variable Series Trust                                              Balanced Fund
                                                                       Basic Value Fund
                                                                       Diversified Mid-Cap Fund
                                                                       Emerging Growth Equity Fund
                                                                       Mid Cap Value Fund
                                                                       Value Equity Fund
----------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust                                           Emerging Growth Series
                                                                       Investors Trust Series
                                                                       New Discovery Series
                                                                       Research Series
                                                                       Total Return Series
-----------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust                                                 Science and Technology Portfolio
                                                                       Small Cap Portfolio
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds                                     Main Street Small Cap Fund/VA - Service Shares
------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust                                         Foreign Bond Portfolio
                                                                       Total Return Portfolio
------------------------------------------------------------------------------------------------------------------------
Putnam Variable Trust                                                  International Growth and Income Fund - Class 1B
------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series I                                              Balanced Portfolio
                                                                       Bond Portfolio
                                                                       Global Discovery Portfolio
                                                                       Growth and Income Portfolio
                                                                       International Portfolio
------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust                                             Capital Appreciation
                                                                       International Equity
                                                                       Value Income Stock
------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                                       Opportunity Fund II
------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.                                  MidCap Growth Fund II
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.                                      Equity Income Portfolio
                                                                       Mid-Cap Growth Portfolio
                                                                       New America Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Series, Inc.                               International Stock Portfolio
------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust                                       Growth and Income Portfolio, Class II
------------------------------------------------------------------------------------------------------------------------

         Some of the Portfolios described in this Prospectus may not be available in your Contract. Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. What is the Fixed Account option?

We offer two Fixed Account interest crediting options: the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option. These options may not be available in all states.

         We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.

         We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

         We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.

         In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Subaccounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred monthly to your chosen Subaccounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.

         A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions:

(1)  when you withdraw funds from the Guaranteed Maturity Fixed Account Option;

(2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts;

(3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

(4)  when you annuitize your Contract; and

(5)  when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction to the extent that:

(1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; (2) it is necessary to meet IRS minimum withdrawal requirements; or (3) It is a transfer that is part of a dollar cost averaging program.

We determine the amount of a Market Value Adjustment using a formula that takes into consideration:
(1) whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and (2) how many years are left until the end of the Guarantee Period.

As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.

6. What are my expenses under the Contract?

Contract Maintenance Charge. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Subaccounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.

         During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.

Administrative Expense Charge and Mortality and Expense Risk Charge. We impose a mortality and expense risk charge at an annual rate of 1.30% of average daily net assets and an administrative expense charge at an annual rate of .10% of average daily net assets. These charges are assessed each day during the Accumulation Period and the Annuity Period. We guarantee that we will not raise these charges.

Transfer Fee. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.

Premium Taxes. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.

Other Expenses. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. How will my investment in the Contract be taxed?

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

         Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. Do I have access to my money?

At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $500.

         Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

         After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

9. What is the Death Benefit?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To obtain payment of the Death Benefit, the Beneficiary must submit to us a complete request for payment of the death benefit, which includes due proof of death, as specified in the Contract.

         The death benefit is the greatest of the following:

     (1)  your total Purchase Payments reduced by a withdrawal adjustment;

     (2)  your Contract Value;

     (3)  the amount you would have received by surrendering your Contract; or

     (4) your highest Contract Value on any Contract Anniversary, increased by the total Purchase Payments since that Contract Anniversary and reduced by a withdrawal adjustment.

         In relation to (1) and (4) above, the Death Benefit will be recalculated for purchase payments, withdrawals, and on contract anniversaries until the oldest Owner, or the Annuitant if the Owner is not a living individual, attains age 85. After age 85, we will calculate (1) and (4) above only to reflect additional purchase payments and withdrawals.

         We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

10. What else should I know?

Allocation of Purchase Payments. You allocate your initial Purchase Payment among the Subaccounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

Transfers. During the Accumulation Period, you may transfer Contract Value among the Subaccounts and from the Subaccounts to the Fixed Account. You may not make a transfer, however, that would result in your allocating your Contract Value to more than twenty-one options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.

         You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing Programs. You may not use both programs at the same time.

         Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing, including other Subaccounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Subaccounts may be made monthly, quarterly, or annually.

         Under the Portfolio Rebalancing program, you can maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. You may not include the Fixed Account in a portfolio rebalancing program. You also may not elect rebalancing after annuitization.

         During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or from the Subaccounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

Free-Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.

11. Who can I contact for more information?

         You can write to us at Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532, or call us at (800)865-5237.

                         CONDENSED FINANCIAL INFORMATION

         Attached as Appendix A is a table showing selected information concerning Accumulation Unit Values for each Subaccount for each year since we started offering the Contracts. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Subaccount. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value, such as the Annual Contract Maintenance Charge. The information in the table is included in the Separate Account's financial statements. To obtain a fuller picture of each subaccounts finances and performance, you should review the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 2001, contained in the Statement of Additional Information. The Statement of Additional Information also includes a brief explanation of how performance of the Subaccounts is calculated. We have included Lincoln Benefit's financial statements in its Annual Report on Form 10-K for the year ended December 31, 2001, incorporated herein by reference.

                          DESCRIPTION OF THE CONTRACTS

Summary. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Subaccounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.


Contract Owner. As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. If your Contract was issued under a Qualified Plan, however, the Plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. The maximum age of the oldest Contract Owner cannot exceed age 90 as of the date we receive the completed application. The Contract cannot be jointly owned by both a non-natural person and a natural person. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefit section.

Annuitant. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Tax Code, you must be the Annuitant. You may also designate a Joint Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.


Modification of the Contract. Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

         We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

Assignment. Before the Annuity Date, if the Annuitant is still alive, you may assign a Contract issued under a Non-Qualified Plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

         We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

         Because of the potential tax consequences and ERISA issues arising from an assignment, you should consult with an attorney before trying to assign your Contract.

Free Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments.

         In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states, on the Issue Date we will allocate your Purchase Payment to the Subaccounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your Purchase Payment to the Fidelity Money Market Subaccount. Your Contract will contain specific information about your free-look rights in your state.

                          PURCHASES AND CONTRACT VALUE

Minimum Purchase Payment. The minimum initial Purchase Payment for a Contract is $25,000. You must pay it in a lump sum. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $500 or more. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time.

Automatic Payment Plan. You may make scheduled Purchase Payments of $100 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

Allocation of Purchase Payments. Your Purchase Payments are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

         You initially may allocate your Purchase Payments to up to twenty-one options, counting each Subaccount and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period. You may add or delete Subaccounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Contract Value in more than twenty-one options. In the future, we may waive this limit.

         If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

         Usually, we will allocate your initial Purchase Payment to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

         In some states, however, we are required to return at least your Purchase Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the Fidelity Money Market Subaccount. If we exercise that right and your state's free-look period is ten days, we will transfer your Purchase Payments to your specified Subaccounts or Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

         We determine the number of Accumulation Units in each Subaccount to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Subaccount by that Subaccount's Accumulation Unit Value on the Valuation Date when the allocation occurs.


Contract Value. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Subaccounts you have selected, plus the value of your investment in the Fixed Account.


Separate Account Accumulation Unit Value. As a general matter, the Accumulation Unit Value for each Subaccount will rise or fall to reflect changes in the share price of the Portfolio in which the Subaccount invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

         We determine a separate Accumulation Unit Value for each Subaccount. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Subaccount. We determine the Accumulation Unit Value for each Subaccount Monday through Friday on each day that the New York Stock Exchange is open for business.

         You should refer to the prospectuses for the Portfolios which accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Subaccount and, therefore, your Contract Value.

Transfer During Accumulation Period. During the Accumulation Period, you may transfer Contract Value among the Fixed Account and the Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-one options under the Contract at one time.


         As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our offices for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 2002, our offices will be closed on July 5th and November 29th . For transfers requested on these days, we will make the transfer on the first subsequent day on which we and the NYSE are open.

         If you transfer an amount from the Fixed Account to a Subaccount before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in "Market Value Adjustment" on page 24.

         Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.

         The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

         You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.

Transfers Authorized by Telephone. You may make transfers by telephone, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

         We may charge you the transfer fee described on page 32, although we currently are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

         We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Excessive Trading Limits. If allowed in your state, we reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract owner or certain Contract owners, if:

o we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

Automatic Dollar Cost Averaging Program. Under our Automatic Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Subaccounts of your choosing, including other Subaccounts or the Guaranteed Maturity Fixed Account Option. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between transfers from Subaccounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur twenty-five days after your Issue Date. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.

         Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.

         The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfer from a Subaccount with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile subaccount. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. For example, you could specify that 30% of your Contract Value should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

         You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date. Portfolio Rebalancing is not available after you annuitize. We will not charge a transfer fee for Portfolio Rebalancing. We will automatically terminate this program if you request any transfer outside of the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been cancelled, then you must complete a new Rebalancing form and send it to our home office. You may not include the Fixed Account in a Portfolio Rebalancing program.

         You may request Portfolio Rebalancing at any time before your Annuity Date by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur twenty-five days after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

         Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

Separate Account Investments

The Portfolios. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy. Appendix B contains a description of how advertised performance data for the Subaccounts are computed.

         Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

         We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Subaccounts of the Separate Account.




Portfolio                                                    Portfolio Objective                          Investment Adviser
The Alger American Fund                                                                          Fred Alger Management, Inc.
   Growth Portfolio                            Long-term capital appreciation
   Income & Growth Portfolio                   Seeks to provide a high level of dividend
                                               income.  Its secondary goal is to provide
                                               capital appreciation.
   Leveraged AllCap Portfolio                  Long-term capital appreciation
   MidCap Growth Portfolio                     Long-term capital appreciation
   Small Capitalization Portfolio              Long-term capital appreciation

Federated Insurance Series                                                                       Federated Investment Management
                                                                                                 Company
   Fund for U.S. Government Securities II      Current income
   High Income Bond Fund II                    High current income
   Utility Fund II                             High current income and moderate capital
                                               appreciation

Fidelity Variable Insurance Products Funds                                                       Fidelity Management & Research
                                                                                                 Company
   Asset Manager Portfolio                     High total return with reduced risk over the
                                               long term
   Contrafund Portfolio                        Long-term capital appreciation
   Equity-Income Portfolio                     Reasonable income
   Growth Portfolio                            Capital appreciation
   Index 500 Portfolio                         Investment results that correspond to the total
                                               return of common stocks publicly
                                               traded in the United States, as
                                               represented by the S&P 500.
   Money                                       Market Portfolio As high a level
                                               of current income as is
                                               consistent with preserving
                                               capital and providing liquidity.
   Overseas Portfolio                          Long-term growth of capital

Janus Aspen Series                                                                               Janus Capital Management LLC
   Aggressive Growth Portfolio:                Long-term growth of capital
   Institutional Shares
   Balanced Portfolio: Institutional Shares    Long-term growth of capital consistent with
                                               preservation of capital and balanced by current
                                               income.
   Flexible Income Portfolio: Institutional    Seeks to maximize total return from a
   Shares                                      combination of current income and capital
                                               appreciation, with an emphasis on current
                                               income.
   Global Value Portfolio: Service Shares      Long-term growth of capital
   Growth Portfolio: Institutional Shares      Long-term growth of capital in a manner
                                               consistent with the preservation of capital.
   Worldwide Growth Portfolio: Institutional   Long-term growth of capital in a manner
   Shares                                      consistent with the preservation of capital.

LSA Variable Series Trust                                                                        LSA Asset Management LLC
   Balanced Fund (1)                           Combination of growth of capital and investment
                                               income (growth of capital is the primary
                                               objective) by investing in a mix of equity and
                                               debt.
   Basic Value Fund (2)                        Long-term growth of capital.
   Diversified Mid-Cap Fund (3)                Long-term growth of capital.
   Emerging Growth Equity Fund (4)             Capital appreciation through investing in
                                               smaller rapidly growing emerging companies.
   Mid Cap Value Fund (5)                      Long-term capital growth.
   Value Equity Fund (6)                       Long-term growth of capital with current income
                                               as a secondary objective.

MFS Variable Insurance Trust                                                                     MFS Investment Management(R)
   Emerging Growth Series - Initial Class      Long-term growth of capital
   Investors Trust Series - Initial Class      Long-term growth of capital with a secondary
                                               objective to seek reasonable current income
   New Discovery Series - Initial Class        Capital appreciation
   Research Series - Initial Class             Long-term growth of capital and future income
   Total Return Series - Initial Class         Seeks to provide above-average income
                                               (compared
                                               to a portfolio invested entirely in equity
                                               securities) consistent with the prudent
                                               employment of capital and secondarily to
                                               provide a reasonable opportunity for growth of
                                               capital and income.

                                       20

Portfolio                                                    Portfolio Objective                          Investment Adviser

OCC Accumulation Trust                                                                           OpCap Advisors
   Science and Technology Portfolio            Capital appreciation
   Small Cap Portfolio                         Capital appreciation

Oppenheimer Variable Account Funds                                                               OppenheimerFunds, Inc.
   Main Street Small Cap Fund/VA - Service     Capital appreciation
   Class

PIMCO Variable Insurance Trust                                                                   Pacific Investment Management
   Foreign Bond Portfolio                      To maximize total return, consistent with           Company
                                               preservation of capital and prudent investment
                                               management.
   Total                                       Return Portfolio To maximize
                                               total return, consistent with
                                               preservation of capital and
                                               prudent investment management.

Putnam Variable Trust                                                                            Putnam Investment Management, Inc.
   International Growth and Income Fund -      Capital growth.  Current income is a secondary
   Class IB                                    objective.

Scudder Variable Series I                                                                        Deutsche Investment Management
                                                                                                 (Americas) Inc.
   Balanced                                    Portfolio Balance of growth and
                                               income, and also long-term
                                               preservation of capital.
   Bond                                        Portfolio Invest for a high level
                                               of income consistent with a high
                                               quality portfolio of debt
                                               securities.
   Global                                      Discovery Portfolio Above average
                                               capital appreciation over the
                                               long-term.
   Growth                                      and Income Portfolio Long-term
                                               growth of capital, current income
                                               and growth of income.
   International Portfolio                     Seeks long-term growth of capital.

STI Classic Variable Trust                                                                       Trusco Capital Management
   Capital Appreciation Fund                   Capital appreciation
   International Equity Fund                   Long-term capital appreciation
   Value Income Stock Fund                     Current income with the secondary goal of
                                               capital appreciation

Strong Opportunity Fund II, Inc.                                                                 Strong Capital Management, Inc.
   Opportunity Fund II                         Capital growth

Strong Variable Insurance Funds, Inc.                                                            Strong Capital Management, Inc.
   Mid Cap Growth Fund II                      Capital growth

T. Rowe Price Equity Series, Inc.                                                                T. Rowe Price Associates
   Equity Income Portfolio                     Seeks to provide substantial dividend income as
                                               well as long-term growth of capital
   Mid-Cap Growth Portfolio                    Long-term growth of capital
   New America Growth Portfolio                Long-term growth of capital

T. Rowe Price International Series, Inc.                                                         T. Rowe Price International, Inc.
   International Stock Portfolio               Long-term growth of capital

Van Kampen Life Investment Trust                                                                 Van Kampen Asset Management Inc.
   Growth and Income Portfolio, Class II       Long-term growth of capital and income

1.       Sub-advised by OpCap Advisors.

2.       Sub-advised by A I M Capital Management, Inc.

3.       Sub-advised by Fidelity Management & Research Company.

4.       Sub-advised by RS Investment Management, L.P.

5.       Sub-advised by Van Kampen Asset Management Inc.

6.       Sub-advised by Salomon Brothers Asset Management Inc.



         Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

         We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the net Purchase Payments you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

         Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

         Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

         As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person. Retirement plans, however, may have different rules for voting by plan participants.

         If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

         We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

         In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

         This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

         Additions, Deletions, and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution will comply with the requirements of the 1940 Act.

         We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

     (d)  to add, combine, or remove Subaccounts in the Separate Account; and

     (e) to change the way in which we assess charges, as long as the total charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Contracts.

         If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT


General. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. The Fixed Account may not be available in all states. Please contact us at 1-800-865-5237 for current information.


Guaranteed Maturity Fixed Account Option. We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.

         We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

         We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

         The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

Example
Purchase Payment                     $50,000
Guarantee Period                     5 years
Effective Annual Rate                  4.50%


                                                                                  END OF CONTRACT YEAR

                                                        YEAR 1          YEAR 2           YEAR 3          YEAR 4          YEAR 5
                                                        ------          ------           ------          ------          ------
Beginning Contract Value                                 $50,000.00
x (1 + Effective Annual Rate)                               x 1.045
                                                         ----------
                                                         $52,250.00
Contract Value at end of Contract Year                                   $52,250.00
x (1 + Effective Annual Rate)                                               x 1.045
                                                                         ----------
                                                                         $54,601.25
Contract Value at end of Contract Year                                                    $54,601.25
X (1 + Effective Annual Rate)                                                                x 1.045
                                                                                          ----------
                                                                                          $57,058.31
Contract Value at end of Contract Year                                                                    $57,058.31
x (1 + Effective Annual Rate)                                                                                x 1.045
                                                                                                          ----------
                                                                                                          $59,625.93
Contract Value at end of Contract Year                                                                                    $59,625.93
x (1 + Effective Annual Rate)                                                                                                x 1.045
                                                                                                                          ----------
                                                                                                                          $62,309.10


         Total Interest Credited During Guarantee Period
                      = $12,309.10 ($62,309.10 - $50,000)

Note: This example assumes no withdrawals during the entire five year Guarantee Period. If you were to make a partial withdrawal, the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.


         We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-865-5237.

         We will determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future.

         At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

     (1) take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

     (2) allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

     (3) instruct us to transfer all or a portion of the relevant amount to one or more Subaccounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

     (4) withdraw all or a portion of the relevant amount through a partial withdrawal. We will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

         Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.


Market Value Adjustment. We may increase or decrease the amount of some transactions involving your investment in the Fixed Account to include a Market Value Adjustment. The formula for determining Market Value Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.


         As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:

     (1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option;

     (2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts;

     (3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

     (4)  when you annuitize your Contract; and

     (5)  when we pay a death benefit.

         We will not apply a Market Value Adjustment to a transaction, to the extent that:


(1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; or (2) you make a withdrawal to satisfy the IRS' required minimum distribution rules for this Contract; or (3) it is a transfer that is part of a dollar cost averaging program.

         The formula for calculating Market Value Adjustments is set forth in Appendix C to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares:


     (1) the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and

     (2) the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period.

Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.

         For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

Dollar Cost Averaging Fixed Account Option. You may also allocate Purchase Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Subaccounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Subaccounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in "Automatic Dollar Cost Averaging Program" on page 18 of this prospectus.

                                ANNUITY BENEFITS

Annuity Date. You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day immediately following the tenth day of a calendar month.

         The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is the later of the 10th Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

     o    the year of your separation from service; or

     o April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

         If your Contract is issued pursuant to Section 408 of the Tax Code (traditional IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to Section 408A (Roth IRAs).

         If you are in a Qualified Plan, we may require you to annuitize by the date required by the Tax Code, unless you show us that you are meeting the minimum distribution requirements in some other way.

         If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

Annuity Options. You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

     o Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

     o Option B with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

         You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.

         Three Annuity Options are generally available under the Contract. Each is available in the form of:

o        a Fixed Annuity;
o        a Variable Annuity; or
o        a combination of both Fixed and Variable Annuity.

         The three Annuity Options are:

Option A, Life Annuity with Payments Guaranteed for 5 to 20 Years. We make periodic payments at least as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

Option B, Joint and Survivor Annuity, with Payments Guaranteed for 5 to 20 Years. We make periodic payments at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the Joint Annuitant die before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

Option C, Payments for a Specified Period Certain of 5 Years to 30 Years. We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment. If you elected Variable Annuity payments, the lump sum payment will depend on:

     o    the investment results of the Subaccounts you have selected,

     o    the Contract Value at the time you elected annuitization,

     o the length of the remaining period for which the payee would be entitled to payments.

         No lump sum payment is available if you request Fixed Annuity payments.

         If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

         You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described on page 24, however, we will increase or decrease your surrender proceeds by any applicable Market Value Adjustment.

Other Options. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

         If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.

Annuity Payments: General. On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in "Variable Annuity Payments" and "Fixed Annuity Payments" on page 26.

         You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you should plan ahead and transfer that amount to the Subaccounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.

         Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

         Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.

         We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.


         You may not withdraw Contract Value during the Annuity Period, if we are making payments to you under any Annuity Option, such as Option A or B above, involving payment to you for life or any combination of payments for life and minimum guaranteed period for a predetermined number of years.


Variable Annuity Payments. One basic objective of the Contract is to provide Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Subaccounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

         We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

         The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

         The investment results of the Subaccounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.

Fixed Annuity Payments. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.

         As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in "Transfers During Annuity Period" below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Subaccounts.

         We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

Transfers During Annuity Period. During the Annuity Period, you will have a limited ability to make transfers among the Subaccounts so as to change the relative weighting of the Subaccounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Subaccounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

         You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or make transfers from the Subaccounts to increase your Fixed Annuity payments. Your transfers must be at least six months apart.

Death Benefit During Annuity Period. If any Contract Owner dies after the Annuity Date, the successor Contract Owner will receive any guaranteed annuity payments scheduled to continue. If the successor owner dies before all of the guaranteed payments have been made, we will continue the guaranteed payments to the Beneficiary(ies).After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining guaranteed payments to the Beneficiary. The amount and number of these guaranteed payments will depend on the Annuity Option in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining guaranteed payments will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.


Certain Employee Benefit Plans. In some states, the Contracts offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris requires employers to use the same annuity tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate under Norris.

                             OTHER CONTRACT BENEFITS


Death Benefit:  General. We will pay a distribution on death, if:


(1)      the Contract is in force;

(2)      annuity payments have not begun; and

(3)      either:


         (a)      any Owner dies; or

         (b)       the Annuitant dies, and the Owner is a non-living person.

Due Proof of Death.
         A complete request for settlement of the death proceeds must be submitted before the Annuity Date. A complete request must include "Due Proof of Death". We will accept the following documentation as Due Proof of Death:

o    a certified original copy of the Death Certificate;

o    a certified copy of a court decree as to the finding of death; or

o a written statement of a medical doctor who attended the deceased at the time of death.

         In addition, in our discretion we may accept other types of proof.

Death Proceeds.
If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the Death Benefit as described. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Surrender Value. We reserve the right to extend, on a nondiscriminatory basis, the 180-day period in which the Death Proceeds will equal the Death Benefit as described. This right applies only to the amount payable as Death Proceeds and in no way restricts when the claim may be filed.

Death Benefit Amount.

The Death Benefit under the Contract is the greatest of the following:

(1) the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

(2)  the Contract Value on the date as of which we calculate the Death Benefit;

(3)  the Surrender Value; or

(4) the highest Contract Value on any Contract Anniversary, after being increased by the total Purchase Payments since that Contract Anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that Contract Anniversary.

         In relation to (1) and (4) above, the Death Benefit will be recalculated for purchase payments, withdrawals, and on contract anniversaries until the oldest owner, or the annuitant if the owner is not a living individual, attains age 85. After age 85, we will recalculate (1) and (4) above only to reflect additional purchase payments and withdrawals.

         The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

(a)  = the withdrawal amount;

(b)  = the Contract Value immediately before the withdrawal; and

(c) = the value of the applicable Death Benefit immediately before the withdrawal.

Death Benefit Payments

1.       If your spouse is the sole beneficiary:

     a.   Your spouse may elect to receive the Death Proceeds in a lump sum; or

     b. Your spouse may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions: The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

          i.   over the life of your spouse; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

          iii. over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

     c. If your spouse chooses to continue the Contract, or does not elect one of these options, then the Contract will continue in the Accumulation Period as if the death had not occurred. If the Contract is continued in the Accumulation Period, the following conditions apply:

         Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Subaccounts. This excess will be allocated in proportion to your Contract Value in those Subaccounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the fixed account options will be allocated to the Money Market Subaccount. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

          i.   transfer all or a portion of the excess among the Subaccounts;

          ii. transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

          iii. transfer all or a portion of the excess into a combination of Subaccounts and the Guaranteed Maturity Fixed Account.

         Any such transfer does not count as the free transfer allowed each calendar month and is subject to any minimum allocation amount specified in your contract.

         The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Market Value Adjustment.

         Prior to the annuity date, the death benefit of the continued Contract will be as defined in the Death Benefit provision.

         Only one spousal continuation is allowed under this Contract.

         If there is no Annuitant at that time, the new Annuitant will be the surviving spouse.

2.   If the Beneficiary is not your spouse but is a living person:

     a.   The Beneficiary may elect to receive the Death Proceeds in a lump sum;
          or

     b. The Beneficiary may elect to receive the Death Proceeds paid out under one of the Annuity Options, subject to the following conditions:

         The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

          i.   over the life of the Beneficiary; or

          ii. for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary; or

          iii. over the life of the Beneficiary with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary.

     c. If the Beneficiary does not elect one of the options above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Subaccount and the Contract Value will be adjusted accordingly. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 17 and Transfer Fees on page 32 during this 5 year period.

         The Beneficiary may not pay additional purchase payments into the contract under this election.

         We reserve the right to offer additional options upon death of the Contract Owner.

If the Beneficiary dies before the complete liquidation of the Contract Value, then the Beneficiary's named Beneficiary(ies) will receive the greater of the Surrender Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3.       If the Beneficiary is a corporation or other type of non-living person:

     a.   The Beneficiary may elect to receive the Death Proceeds in a lump sum;
          or

     b. If the Beneficiary does not elect to receive the option above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Subaccount and the

          Contract Value will
          be adjusted accordingly. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 17 and Transfer Fees on page 32 during this 5-year period.

         The Beneficiary may not pay additional purchase payments into the contract under this election.

         We reserve the right to offer additional options upon the death of the Contract Owner.
     If any Beneficiary is a non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.

Under any of these options, all contract rights, subject to any restrictions previously placed upon the Beneficiary, are available to the Beneficiary from the date of your death to the date on which the Death Proceeds are paid.


         Different rules may apply to Contracts issued in connection with Qualified Plans.


Beneficiary. You name the Beneficiary. You may name a Beneficiary in the application. You may also name one or more contingent Beneficiaries who are entitled to receive benefits under the Contract if all primary Beneficiaries are deceased at the time an Contract Owner, or Annuitant if the Contract Owner is not a living person, dies. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

         Your changes in Beneficiary take effect when we accept them, effective as of the date you signed the form. Until we accept your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary, prior to accepting a change. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.


         If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

o your spouse if he or she is still alive; or, if he or she is no longer alive,

o    your surviving children equally; or if you have no surviving children,

o    your estate.


Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Contract Owner or Annuitant, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original shares of the remaining Beneficiaries. If more than one beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes. You may specify that the Death Benefit be paid under a specific Income Plan by submitting a written request to our Service Center. If you so request, your Beneficiary may not change to a different Income Plan or lump sum. Once we accept the written request, the change or restriction will take effect as of the date you signed the request.


         Different rules may apply to Contracts issued in connection with Qualified Plans.


Contract Loans for 401(a) and 403(b) Contracts. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code, or an Owner of a Contract purchased by a defined contribution plan qualified under Section 401(a) of the Tax Code (a "401 Plan") and issued under our prototype document. If the Contract is owned by a 401 Plan that is not issued under our prototype, you should contact the plan trustee to determine the availability of loans under the 401 Plan. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

         We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA Plans and 401 Plans is more than the lesser of (a) or (b) where:

         (a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

         (b) equals the greater of $10,000 or 1/2 of the Surrender Value.

         The minimum loan amount is $1,000.

         To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Annuity
Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalties for early distributions. Some of these requirements are stated in Section 72 of the Tax Code and Title 1 of ERISA. Please seek advice from your plan administrator or tax advisor.

         When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. We will transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount. If your loan amount is greater than your Contract Value in the Subaccounts, we will transfer the remaining required collateral from the Guaranteed Maturity Fixed Account Options. If your loan amount is greater than your contract value in the Subaccounts and the Guaranteed Maturity Fixed Account Options, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Option.

         We may apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount.

         We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or
(b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Subaccounts.

         When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

         We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

         (1) the Death Benefit;

         (2) surrender proceeds;

         (3) the amount available for partial withdrawal; and

         (4) the amount applied on the Annuity Date to provide annuity payments.

         Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

         You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise.

         If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount, incur the early withdrawal tax penalty, and be subject to mandatory 20% federal withholding. We will capitalize interest on a loan in default.

         If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

         We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

Withdrawals (Redemptions). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in "Market Value Adjustment" on page 24.

         In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Subaccount. If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request for a withdrawal of your entire Contract Value, as described in "Minimum Contract Value" on page 31. Your Contract will terminate if you withdraw all of your Contract Value.

         We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on page 36. Withdrawals also may be subject to a 10% penalty tax, as described on page 34.

         To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus.

         For partial withdrawals, you may allocate the amount among the Subaccounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Subaccounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Subaccounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.

         If you request a total withdrawal, you must send us your Contract. The Surrender Value will equal the Contract Value adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described on page 32. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:

(1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

(3)  at any other time permitted by the SEC for your protection.

         In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

         You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax
Code) only in the following circumstances:

(1)      when you attain age 59 1/2;

(2)      when you terminate your employment with the plan sponsor;

(3)      upon your death;

(4)      upon your disability as defined in Section 72(m)(7) of the Tax Code; or

(5)      in the case of hardship.

         If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

(1)      salary reduction contributions made after December 31, 1988;

(2)      income attributable to such contributions; and

(3)      income attributable to amounts held as of December 31, 1988.

         The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

Systematic Withdrawal Program. If your Contract was issued in connection with a Non-Qualified annuity or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Subaccount and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

         Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

         We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA Plans. A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

Minimum Contract Value. If as a result of withdrawals your Contract Value would be less than $5,000 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

                                CONTRACT CHARGES

We assess charges under the Contract in two ways:

     (1) as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes; and


     (2) as charges against the assets of the Separate Account for administrative expenses and for the assumption of mortality and expense risks.


         In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on page 6, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge from each Subaccount during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.30% of the average net asset value of each Subaccount. The mortality risks arise from our contractual obligations:

     (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); and

     (2) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found beginning on page 27.

         The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.

Administrative Charges.

Contract Maintenance Charge. We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

         Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Subaccounts to which you have allocated your Contract Value, and redeem Accumulation Units accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.

         After the Annuity Date, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.

Administrative Expense Charge. We deduct an administrative expense charge from each Subaccount during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the average net asset value of the Subaccounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.

Transfer Fee. We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

         The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

Premium Taxes. We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

Deduction for Separate Account Income Taxes. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in "Federal Tax Matters" on page 33.

Other Expenses. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Contract Value. For a summary of current estimates of those charges and expenses, see page 6. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

                               FEDERAL TAX MATTERS

Introduction


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


                    TAXATION OF LINCOLN BENEFIT LIFE COMPANY

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. If Lincoln Benefit is taxed on investment income or capital gains of the Separate Account, then Lincoln Benefit may impose a charge against the Separate Account in order to make provision for such taxes.


                        TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL.
Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

     1.   the owner is a natural person,

     2. the investments of the Separate Account are "adequately diversified" according to Treasury Department regulations, and

     3. Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

NON-NATURAL OWNERS.
As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE
There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) immediate annuity Contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS.
For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Lincoln Benefit does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT.
The IRS has stated that a Contract Owner will be considered the owner of Separate Account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a Contract Owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the Separate Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS
If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS
Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

DISTRIBUTION AT DEATH RULES
In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
         (1) if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death;
         (2) if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.
         (3) if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS
Death Benefit amounts are included in income as follows:

     1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

     2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS
A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

     1.   made on or after the date the Contract Owner attains age 59 1/2,

     2. made as a result of the Contract Owner's death or becoming totally disabled,

     3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

     4.   made under an immediate annuity, or

     5.   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS
With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035
A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

TAXATION OF OWNERSHIP CHANGES
If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS
The Code requires that all non-qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


                             TAX QUALIFIED CONTRACTS

The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

-    Roth IRAs under Section 408A of the Code;

-    Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

-    Tax Sheltered Annuities under Section 403(b) of the Code;

- Corporate and Self Employed Pension and Profit Sharing Plans under Sections 401 and 403; and

- State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Section 457.

The Contract may be used with several types of qualified plans. Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT
If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from qualified contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

- - made on or after the date the Contract Owner attains age 59 1/2,

- - made to a beneficiary after the Contract Owner's death,

- - attributable to the Contract Owner being disabled, or

- - made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS
Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. NOT ALL INCOME PLANS OFFERED UNDER THIS ANNUITY CONTRACT SATISFY THE REQUIREMENTS FOR MINIMUM DISTRIBUTIONS. BECAUSE THESE DISTRIBUTIONS ARE REQUIRED UNDER THE CODE AND THE METHOD OF CALCULATION IS COMPLEX, PLEASE SEE A COMPETENT TAX ADVISOR.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS
Pursuant to the Code and IRS regulations, an IRA may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS
A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1.   made on or after the date the Contract Owner attains age 59 1/2,

2.   made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4.   made pursuant to an IRS levy,

5.   made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7.   made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS
With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS
Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1.   required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4.   hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES
Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS
Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)
Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a
Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAs (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES
Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

- - attains age 59 1/2,

- - separates from service,

- - dies,

- - becomes disabled, or

- - incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the contract value to another 403(b) plan.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS
Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION
PLANS
Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.


                       DESCRIPTION OF LINCOLN BENEFIT LIFE
                        COMPANY AND THE SEPARATE ACCOUNT

Lincoln Benefit Life Company. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 South 84th Street, Lincoln, Nebraska. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life" or "ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

         We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We intend to market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

         Under our reinsurance agreements with Allstate Life, substantially all contract-related transactions are transferred to Allstate Life. Through our reinsurance agreements with Allstate Life, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. These assets represent our general account and are invested and managed by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreements. While the reinsurance agreements provide us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

         Under the Company's reinsurance agreements with ALIC, the Company reinsures all reserve liabilities with ALIC except for variable contracts. The Company's variable contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to ALIC.

         Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

Separate Account. Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

         We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

         The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

         We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-865-5237. We have reproduced the Table of Contents of the Statement of Additional Information on page 41.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of

Insurance to verify our contract liabilities and reserves. We also are examined periodically by the NAIC. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Financial Statements. The financial statements of Lincoln Benefit Life Company and the Separate Account are set forth in the Statement of Additional Information.

                                 ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532.

         We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; maintenance of the Separate Account; and preparation of Contract Owner reports.

         We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

         We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                   MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from third party market timing and asset allocation services if they comply with our administrative systems, rules and procedures, which we may modify at any time. If allowed in your state, at our discretion, we may limit or refuse transfers due to excessive trading. See Excessive Trading Limits on page
18. PLEASE NOTE that fees and charges assessed for third party market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. We neither recommend nor discourage the use of market timing and asset allocation services.

                            DISTRIBUTION OF CONTRACTS

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed one percent of initial Purchase Payments and one percent of account value annually beginning in the second Contract year. From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels. We may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or from any other charge or fee under the Contracts, to cover sales commissions and other promotional or distribution expenses relating to the sale of the Contracts. We do not pay commission on Contract sales to our employees, employees of Surety Life Insurance Company and Allstate Financial Services, L.L.C. or their spouses or minor children if these individuals reside in the State of Nebraska.

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit and its subsidiaries are engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

                                  LEGAL MATTERS


All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by William F. Emmons, Vice President, Assistant General Counsel, and Assistant Secretary of Lincoln Benefit. Legal matters relating to the federal securities laws in connection with the Contracts described in this prospectus are being passed upon by the law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., East Lobby-Suite 400, Washington, D.C. 20007-0805.

                       ANNUAL REPORTS AND OTHER DOCUMENTS

Lincoln Benefit's annual report on Form 10-K for the year ended December 31, 2001 is incorporated herein by reference, which means that it is legally a part of this prospectus.

         After the date of this prospectus and before we terminate the offering of securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

         Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus.

         We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000910739. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.


         If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Lincoln Benefit Life Company, 2940 South 84th Street, Lincoln, Nebraska 68506 or 1-800-865-5237.


                             REGISTRATION STATEMENT

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statements as described on the cover page of this prospectus.

                        TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION




                                                                      Page



The Contract                                                            S-2
   Annuity Payments                                                     S-2
   Initial Monthly Annuity Payments                                     S-2
   Subsequent Monthly Payments                                          S-2
   Transfers After Annuity Date                                         S-2
   Annuity Unit Value                                                   S-2
   Illustrative Example of Annuity Unit Value Calculation               S-3
   Illustrative Example of Variable Annuity Payments                    S-3
Separate Account Performance                                            S-4
Experts                                                                 S-10
Financial Statements                                                    S-10

                                   APPENDIX A
                            Accumulation Unit Values
                                  Basic Policy




                                                                Accumulation Unit  Accumulation Unit     Number of Units
                                                                Value(1) Beginning    Value Ending    Outstanding at End of
Fund(2)                                                                                                        Year          Year



Alger American Growth                                                        13.21              11.49                135,837    2001
                                                                             15.72              13.21                154,964    2000
                                                                             11.92              15.72                110,327    1999
                                                                                10              11.92                 14,614    1998
Alger American Income and Growth.............................                15.71              13.27                145,823    2001
                                                                             16.14              15.71                134,479    2000
                                                                             11.49              16.14                 61,815    1999
                                                                                10              11.49                 21,210    1998
Alger American Leveraged AllCap..............................                16.66              13.81                121,008    2001
                                                                             22.48              16.66                151,988    2000
                                                                             12.80              22.48                 80,962    1999
                                                                                10              12.80                  7,257    1998
Alger American MidCap Growth.................................                16.22              14.95                143,773    2001
                                                                             15.07              16.22                148,029    2000
                                                                             11.59              15.07                 40,066    1999
                                                                                10              11.59                  3,707    1998
Alger American Small Capitalization..........................                11.48               7.98                 69,327    2001
                                                                             15.99              11.48                 55,329    2000
                                                                             11.31              15.99                 19,202    1999
                                                                                10              11.31                  5,492    1998
Federated High Income Bond II................................                 8.91               8.90                 97,931    2001
                                                                              9.93               8.91                 69,061    2000
                                                                              9.84               9.93                 39,637    1999
                                                                                10               9.84                  6,794    1998
Federated U.S. Gov't Securities II...........................                11.01              11.62                249,062    2001
                                                                             10.06              11.01                166,600    2000
                                                                             10.26              10.06                 92,305    1999
                                                                                10              10.26                 13,480    1998
Federated Utility II.........................................                10.02               8.52                141,337    2001
                                                                             11.16              10.02                123,235    2000
                                                                             11.13              11.16                 69,241    1999
                                                                                10              11.13                 18,262    1998
Fidelity Asset Manager.......................................                11.21              10.60                 78,645    2001
                                                                             11.83              11.21                 70,315    2000
                                                                             10.80              11.83                 16,640    1999
                                                                                10              10.80                  2,962    1998
Fidelity Contrafund..........................................                12.92              11.18                297,028    2001
                                                                             14.03              12.92                260,250    2000
                                                                             11.45              14.03                114,581    1999
                                                                                10              11.45                  9,371    1998
Fidelity Equity-Income.......................................                12.14              11.37                254,071    2001
                                                                             11.35              12.14                208,086    2000
                                                                             10.83              11.35                136,950    1999
                                                                                10              10.83                 36,057    1998
Fidelity Growth..............................................                13.82              11.22                244,606    2001
                                                                             15.75              13.82                212,291    2000
                                                                             11.62              15.75                105,637    1999
                                                                                10              11.62                  8,616    1998

                                      A-1

                                                                Accumulation Unit  Accumulation Unit     Number of Units
                                                                Value(1) Beginning    Value Ending    Outstanding at End of
Fund(2)                                                                                                        Year          Year

Fidelity Index 5000..........................................                12.07              10.46                532,172    2001
                                                                             13.49              12.07                478,029    2000
                                                                             11.36              13.49                264,642    1999
                                                                                10              11.36                 33,281    1998
Fidelity Money Market........................................                11.03              11.33              2,471,302    2001
                                                                             10.52              11.03              1,573,179    2000
                                                                             10.14              10.52                309,000    1999
                                                                                10              10.14                 50,763    1998
Fidelity Overseas............................................                11.77               9.15                236,023    2001
                                                                             14.76              11.77                 27,747    2000
                                                                             10.49              14.76                 68,426    1999
                                                                                10              10.49                  1,800    1998
Janus Aspen Aggressive Growth................................                18.33              10.94                272,416    2001
                                                                             27.26              18.33                293,510    2000
                                                                             12.26              27.26                121,552    1999
                                                                                10              12.26                  1,708    1998
Janus Aspen Balanced.........................................                14.07              13.22                422,582    2001
                                                                             14.60              14.07                382,038    2000
                                                                             11.68              14.60                210,584    1999
                                                                                10              11.68                 20,840    1998
Janus Aspen Flexible Income..................................                10.76              11.43                 90,759    2001
                                                                             10.27              10.76                 75,770    2000
                                                                             10.25              10.27                 51,252    1999
                                                                                10              10.25                 20,382    1998
Janus Aspen Growth...........................................                14.18              10.52                500,279    2001
                                                                             16.83              14.18                501,738    2000
                                                                             11.85              16.83                230,318    1999
                                                                                10              11.85                 14,330    1998
Janus Aspen Worldwide Growth.................................                14.40              11.01                394,921    2001
                                                                             17.32              14.40                453,567    2000
                                                                             10.68              17.32                236,941    1999
                                                                                10              10.68                 37,205    1998
MFS Emerging Growth..........................................                16.22              10.64                 70,405    2001
                                                                             20.46              16.22                 45,520    2000
                                                                             11.74              20.46                 12,996    1999
                                                                                10              11.74                  2,345    1998
MFS Investors Trust..........................................                11.59               9.61                 44,424    2001
                                                                             11.77              11.59                 45,507    2000
                                                                             11.19              11.77                 33,404    1999
                                                                                10              11.19                  6,884    1998
MFS New Discovery............................................                18.75              17.56                 66,464    2001
                                                                             19.40              18.75                 83,327    2000
                                                                             11.35              19.40                 27,273    1999
                                                                                10              11.35                  3,242    1998
MFS Research.................................................                12.71               9.87                 40,314    2001
                                                                             13.54              12.71                 42,165    2000
                                                                             11.07              13.54                 17,884    1999
                                                                                10              11.07                      0    1998
MFS Total Return.............................................                12.33              12.19                 69,793    2001
                                                                             10.78              12.33                 28,707    2000
                                                                             10.60              10.78                 25,481    1999
                                                                                10              10.60                  4,529    1998

                                      A-2

                                                                Accumulation Unit  Accumulation Unit     Number of Units
                                                                Value(1) Beginning    Value Ending    Outstanding at End of
Fund(2)                                                                                                        Year          Year

Scudder Balanced.............................................                12.12              11.23                 80,281    2001
                                                                             12.55              12.12                 41,881    2000
                                                                             11.03              12.55                 38,133    1999
                                                                                10              11.03                  3,482    1998
Scudder Bond.................................................                10.84              11.31                167,519    2001
                                                                              9.95              10.84                 91,604    2000
                                                                             10.18               9.95                 18,799    1999
                                                                                10              10.18                  1,861    1998
Scudder Global Discovery.....................................                16.45              12.23                 62,136    2001
                                                                             17.61              16.45                104,821    2000
                                                                             10.76              17.61                 16,668    1999
                                                                                10              10.76                    313    1998
Scudder Growth and Income....................................                10.62               9.29                 23,349    2001
                                                                             11.00              10.62                 22,884    2000
                                                                             10.52              11.00                 11,386    1999
                                                                                10              10.52                  7,306    1998
Scudder International........................................                12.21               8.32                232,375    2001
                                                                             15.81              12.21                146,023    2000
                                                                             10.38              15.81                 11,257    1999
                                                                                10              10.38                  1,422    1998
STI Capital Appreciation.....................................                10.23               9.55                  6,412    2001
                                                                             10.07              10.23                  4,646    2000
                                                                                10              10.07                  7,015    1999
STI International Equity.....................................                10.00               8.14                 27,581    2001
                                                                             10.50              10.00                    498    2000
                                                                                10              10.50                      0    1999
STI Value Income Stock.......................................                 9.40               9.16                 51,116    2001
                                                                              8.63               9.40                  1,202    2000
                                                                                10               8.63                  1,202    1999
Strong MidCap Growth II......................................                17.94              12.24                 55,024    2001
                                                                             21.36              17.94                 85,612    2000
                                                                             11.41              21.36                 41,884    1999
                                                                                10              11.41                      0    1998
Strong Opportunity II........................................                15.28              14.51                 73,617    2001
                                                                             14.54              15.28                 39,791    2000
                                                                             10.93              14.54                  8,063    1999
                                                                                10              10.93                    551    1998
T. Rowe Price Equity Income..................................                12.29              12.29                116,370    2001
                                                                             11.02              12.29                 48,566    2000
                                                                             10.78              11.02                 33,427    1999
                                                                                10              10.78                  6,696    1998
T. Rowe Price International Stock............................                11.47               8.80                336,806    2001
                                                                             14.16              11.47                 86,395    2000
                                                                             10.77              14.16                 14,390    1999
                                                                                10              10.77                  2,055    1998
T. Rowe Price Mid-Cap Growth.................................                14.86              14.51                 53,877    2001
                                                                             14.03              14.86                 68,062    2000
                                                                             11.50              14.03                 16,853    1999
                                                                                10              11.50                  5,872    1998

                                      A-3

                                                                Accumulation Unit  Accumulation Unit     Number of Units
                                                                Value(1) Beginning    Value Ending    Outstanding at End of
Fund(2)                                                                                                        Year          Year

T. Rowe Price New America Growth.............................                11.02               9.57                  9,800    2001
                                                                             12.50              11.02                 10,615    2000
                                                                             11.24              12.50                 13,132    1999
                                                                                10              11.24                  1,518    1998


-----------


         (1) Accumulation Unit Value: unit of measure used to calculate the value of a Contract Owner's interest in a Subaccount for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Administration Charge, and Administrative Expense Charge. The beginning value for 1998 reflects the Accumulation Unit Value as of August 17, 1998, the effective date of the Registration Statement for this Contract.


         (2) STI Classic Variable Trust Subaccounts were not available during 1998.

A brief explanation of how performance of the Subaccounts is calculated may be found in the Statement of Additional Information.

                                   APPENDIX B
                         PORTFOLIOS AND PERFORMANCE DATA

                                PERFORMANCE DATA

         From time to time the Separate Account may advertise the Fidelity Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fidelity Money Market Subaccount refers to the net income earned by the Subaccount over the seven-day period stated in the advertisement. This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital gains or losses that might have occurred during the seven day period, nor do they reflect the impact of any premium tax charge. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

         In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the Fidelity Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the money market yield data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges, but will not reflect any premium tax charge. The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

         The Separate Account may also advertise standardized and non-standardized "total return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period to the value of the same hypothetical investment at the end of the period. Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Subaccount.

         In addition to the standardized "total return," the Separate Account may advertise non-standardized "total return." Non-standardized total return is calculated in a similar manner and for the same time periods as the standardized total return. We assumed, however, an initial hypothetical investment of $75,000, because $75,000 is closer to the average Purchase Payment of a Contract which we expect to write. Standardized total return, on the other hand, assumes an initial hypothetical investment of $1,000. In addition, non-standardized total return does not reflect the effect of the contract maintenance charge, because we waive that charge on Contracts on which the Purchase Payments exceed $50,000. As a result, the return on a Contract that is subject to the contract maintenance charge will be less than the non-standardized total return calculated as described above.

         The Separate Account may also disclose yield and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Portfolios and assumes that the Subaccounts existed during the same time period as those of the Portfolios, with recurring Contract charges equal to those currently assessed against the Subaccounts.

         Our advertisements may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. Our advertisements also may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

         The Contract charges are described in more detail on page 32. We have described the computation of advertised performance data for the Separate Account in more detail on page S-4 of the Statement of Additional Information.

                                   APPENDIX C

                    ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:                        $ 40,000.00
Guarantee Period:                        5 Years
Guaranteed Interest Rate:                5% Annual Effective Rate
5-year Treasury Rate at
Time of Purchase Payment:                6.0%


         The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers.

         Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

         The formula that we use to determine the amount of the Market Value Adjustment is:

                 .9 x (I - J) x N,

         where: I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

                 J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

                 N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

         We will base the Market Value Adjustment on the then current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period.

Example of a Downward Market Value Adjustment

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

                 .9 x (.06 - .065) x 4 = -.0180

         The Market Value Adjustment is a reduction of $756.00 from the amount withdrawn:


                - $756.00 = -.0180 x $42,000.00


         As a result, the net amount payable to you would be:

                 $41,244.00 = $42,000.00 - $756.00

Example of an Upward Market Value Adjustment

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

                 .9 x (.06 - .055) x 4 = .0180(1)

         The Market Value Adjustment would increase the amount withdrawn by $756.00, as follows:

                 $756.00 = .0180 x $42,000.00

         As a result, the net amount payable to you would be:

                 $42,756.00 = $42,000.00 + $756.00

-----------

(1)      Actual calculation utilizes ten decimal places.

Example of a Partial Withdrawal

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

         For example, if in the first example above you wished to receive $20,000 as a partial withdrawal, we would perform the following calculations:

           let        A =  the amount to be withdrawn from your Contract Value;
                           and

                      B =  the amount of the applicable Market Value Adjustment

           Then            A + B = $20,000,
         -.0180 x A = B, and
         A = $20,000/(1-.0180) = $20,366.60

         Accordingly, we would pay you $20,000 and subtract $20,366.60 from your Contract Value. The Market Value Adjustment would be a subtraction of $366.60.

         If, however, in the same example, you wished to withdraw $20,000 from your Contract Value and receive the adjusted amount, we would perform the following calculations:

           let        A = the amount to be paid to you; and

                      B = the amount of the applicable Market Value Adjustment

           Then $20,000 + B = A, -.0180 x $20,000 = -$360.00 = B, and A =
         $20,000 - $360.00 = $19,640.00

         Accordingly, we would pay you $19,640.00 and subtract $20,000.00 from your Contract Value. The Market Value Adjustment would be a subtraction of $360.00

                       STATEMENT OF ADDITIONAL INFORMATION

  CONSULTANT II FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                     DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-525-9287 or writing to us at the following address:

                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                          Lincoln, Nebraska 68501-2532
              The date of this Statement of Additional Information

                 and of the related Prospectus is: May 1, 2002.


                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ---------
The Contract...........................................................S-2
    Annuity Payments...................................................S-2
    Initial Monthly Annuity Payment....................................S-2
    Subsequent Monthly Payments........................................S-2
    Transfers After Annuity Date.......................................S-2
    Annuity Unit Value.................................................S-3
    Illustrative Example of Variable Annuity Payments..................S-3

Separate Account Performance...........................................S-4

Experts................................................................S-10

Financial Statements...................................................S-10

                                  THE CONTRACT

ANNUITY PAYMENTS

The amount of your annuity payments will depend on the following factors:

     (a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

     (b)  the Payment Option you have selected;

     (c)  the payment frequency you have selected;

     (d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

     (e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Options tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" on this page. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.


For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period unless the Contract Owner makes a transfer. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.


TRANSFERS AFTER THE ANNUITY DATE

The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

ANNUITY UNIT VALUE

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $100.00.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each Subaccount, we determine the Annuity Unit Value for any Valuation Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

     (a)  is the total of:

          (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

          (2) the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

          (3) a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

     (b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

     (c) is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:


        Net Investment Factor = ($11.46/$11.44) - 0.0000380909 = 1.0017102

The amount subtracted from the ratio of the two net asset values (0.0000380909) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.40%.


In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:


$101.03523 X 1.0017102  = $101.19847

---------------------
      1.0000943

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain.

As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

             First Payment = $5.44 X ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:


            Annuity Units = $633.28/$132.56932 = 4.77697


P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                Second Payment = 4.77697 X $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract Owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

                          SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

FIDELITY MONEY MARKET SUBACCOUNT


The current yield is the annual yield on the Fidelity Money Market Subaccount assuming no reinvestment of dividends and excluding all realized or unrealized capital gains. We compute current yield by first determining the Base Period Return on a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7-day period using the formula:


Base Period Return = (EV-SV)/(SV)

    where:


 SV = value of one Accumulation Unit at the start of a 7-day period EV = value of one Accumulation Unit at the end of the 7-day period

We determine the value of the Accumulation Unit at the end of the period (EV)
by:

    (1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period; and

    (2) subtracting, from the result, the sum of:


        (a) the portion of the annual Mortality and Expense Risk and Administrative Expense Charges allocable to the 7-day period (obtained by multiplying the annually-based charges by the fraction 7/365); and

        (b) a prorated portion of the annual contract maintenance charge of $35 per Contract. The contract maintenance charge is allocated among the Subaccounts in proportion to the total Contract Values similarly allocated. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Fidelity Money Market Subaccount. The Charge is then multiplied by the fraction 7/365 to arrive at the portion attributable to the 7-day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) X (365/7)

The Fidelity Money Market Subaccount also quotes an "effective yield". Effective yield differs from current yield in that effective yield takes into account the effect of dividend reinvestment. The effective yield, like the current yield, is derived from the Base Period Return over a 7-day period. However, the effective yield accounts for the reinvestment of dividends in the Variable Insurance Products Fund Money Market Portfolio by compounding the current yield according to the formula:

     Effective Yield = [(Base Period Return + 1) 365/7   - 1].

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium tax charges, transfer fees, or Withdrawal Charges.

The yields quoted do not represent the yield of the Fidelity Money Market Subaccount in the future, because the yield is not fixed. Actual yields will differ depending on the type, quality and maturities of the investments held by the Variable Insurance Products Fund Money Market Portfolio and changes in interest rates on those investments. In addition, your yield also will be affected by factors specific to your Contract. For example, if your account is smaller than average, your yield will be lower, because the fixed dollar expense charges will affect the yield on small accounts more than they will affect the yield on larger accounts.

Yield information may be useful in reviewing the performance of the Fidelity Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the Fidelity Money Market Subaccount's yield may vary on a daily basis, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER SUBACCOUNTS

We compute the performance of the other Subaccounts in terms of an annualized "yield" and/or as "total return".

YIELD

Yield will be expressed as an annualized percentage based on the Subaccount's performance over a stated 30-day (or one month) period. The annualized yield figures will reflect all recurring Contract charges and will not reflect Withdrawal Charges, transfer fees or premium tax charges. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six-month period and then doubling the result.

               The formula used in computing the yield figure is:


                               a - b
                Yield =  2 ((-------- + 1) 6  - 1 )
                                cd

           where:

a = net investment income earned during the period by the underlying Portfolio attributable to its shares held in the Subaccount;

b    = expenses accrued for the period (net of reimbursements);

c = average daily number of Accumulation Units outstanding during the period; and d = the net asset value of an Accumulation Unit on the last day of the period.

These yield figures reflect all recurring Contract charges, as described in the explanation of the yield computation for the Fidelity Money Market Subaccount. Like the Fidelity Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are based on past performance and should not be taken as predictive of future results.

STANDARDIZED TOTAL RETURN

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the following formula:


                         P(1+T) n = ERV
    where:

  P = a hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period as of the end of the period (or fractional portion thereof).


The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Fidelity Money Market Subaccount, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. The effect of the contract maintenance charge on your account usually will differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes. Accordingly, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the Fidelity Money Market and other Subaccount yield figures, standardized total return figures are based on historical data and are not intended to be a projection of future performance.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


                         P(1+T) n  = ERV


    where:

  P = a hypothetical initial payment of $30,000 T = average annual total return n = number of years

ERV = ending redeemable value of a hypothetical $30,000 payment made at the beginning of the one, five, or ten-year period as of the end of the period (or fractional portion thereof).

Our non-standardized total return differs from standardized total return in that in calculating non-standardized total return, we assumed an initial hypothetical investment of $45,000. We chose $45,000, because it is closer to the average Purchase Payment of a Contract that we expect to write. For standardized total return, we used an initial hypothetical investment of $1,000, as required by SEC regulations. The non-standardized and "adjusted historical" total return figures reflect the effect of recurring charges, as discussed herein. Because the impact of the contract maintenance charge on your account will usually differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the standardized total return figures, non-standardized and "adjusted historical" total return figures are based on historical data and are not intended to be a projection of future performance.


TIME PERIODS BEFORE THE DATE THE SEPARATE ACCOUNT COMMENCED OPERATIONS

The Separate Account may also disclose yield and non-standardized total return for time periods before the Separate Account commenced operations. This performance data is based on the actual performance of the Portfolios since their inception, adjusted to reflect the effect of the recurring Contract charges at the rates currently charged against the Subaccounts.

                        TABLES OF TOTAL RETURN QUOTATIONS


The following tables include average annual total return and non-standardized total return for various periods as of December 31, 2001.

                                      Standardized Total Return as of December 31, 2001
                                                Assuming Contract Surrendered

                                                                            Average Annual Total Return
                                                                            --------------------------------------
                                                                            --------------------------------------
                                                                                                      10 Year or
                                                                                                         Since
                                                                Inception      1 Year       5 Year     Inception     Total
                             Fund                                 Date          (%)          (%)          (%)       Return

Alger American Growth                                         02/17/98           -13.12%          N/A       7.31%
Alger American Income & Growth                                02/17/98           -15.59%          N/A      10.03%
Alger American Leveraged AllCap                               02/17/98           -17.18%          N/A      12.33%
Alger American MidCap Growth                                  02/17/98            -7.90%          N/A      12.31%
Alger American Small Capitalization                           02/17/98           -30.57%          N/A      -6.37%
Federated Fund for U.S. Government Securities II              03/28/94             5.47%        5.10%       4.74%
Federated High Income Bond Fund II                            03/01/94            -0.11%        0.32%       3.34%
Federated Utility Fund II                                     02/11/94           -15.00%        1.39%       4.13%
Fidelity VIP Asset Manager                                    01/02/94            -6.97%       -0.88%       1.04%
Fidelity VIP Contrafund                                       05/01/96           -13.55%        8.85%       9.84%
Fidelity VIP Equity-Income                                    01/02/94            -6.36%        7.82%      11.02%
Fidelity VIP Growth                                           01/02/94           -18.88%       10.05%      11.55%
Fidelity VIP Index 500                                        02/17/98           -13.41%          N/A       2.59%
Fidelity VIP Money Market                                     01/02/94             2.66%        3.79%       3.74%
Fidelity VIP Overseas                                         01/02/94           -22.35%        1.24%       3.19%
Janus Aspen Series Aggressive Growth                          01/02/94           -40.37%        5.54%       9.11%
Janus Aspen Series Balanced                                   01/02/94            -6.07%       12.25%      12.11%
Janus Aspen Series Flexible Income                            01/02/94             6.16%        5.41%       6.62%
Janus Aspen Series Global Value - Service Shares              08/16/01               N/A          N/A         N/A       6.80%
Janus Aspen Series Growth                                     01/02/94           -26.03%        5.67%       9.04%
Janus Aspen Series Worldwide Growth                           01/02/94           -23.59%        9.52%      12.24%
LSA Balanced Fund                                             10/18/99             0.74%          N/A       5.44%
LSA Basic Value Fund                                          08/16/01               N/A          N/A         N/A      -4.08%
LSA Diversified Mid-Cap Fund                                  08/16/01               N/A          N/A         N/A      -0.14%
LSA Emerging Growth Equity Fund                               10/18/99           -19.07%          N/A      -1.21%
LSA Mid Cap Value Fund                                        08/16/01               N/A          N/A         N/A       6.54%
LSA Value Equity Fund                                         10/18/99            -6.28%          N/A       7.59%
MFS Emerging Growth                                           08/17/98           -34.50%          N/A       1.14%
MFS Investors Trust                                           08/17/98           -17.21%          N/A      -1.25%
MFS New Discovery                                             08/17/98            -6.43%          N/A      18.09%
MFS Research                                                  08/17/98           -22.43%          N/A      -0.48%
MFS Total Return                                              08/17/98            -1.23%          N/A       5.96%
OCC Science and Technology                                    02/01/01               N/A          N/A         N/A     -63.82%
OCC Small Cap                                                 10/18/99             6.74%          N/A      24.28%
Oppenheimer Main Street Small Cap  Service Class              08/16/01               N/A          N/A         N/A       2.84%
PIMCO Foreign Bond                                            10/18/99             6.03%          N/A       7.14%
PIMCO Total Return Bond                                       10/18/99             6.81%          N/A       7.55%
Putnam VT International Growth and Income - Class IB          08/16/01               N/A          N/A         N/A      -5.65%
Scudder SVS I Balanced                                        01/02/94            -7.45%        8.59%       9.10%
Scudder SVS I Bond                                            01/02/94             4.19%        4.58%       4.16%
Scudder SVS I Global Discovery                                08/17/98           -25.73%          N/A       6.07%
Scudder SVS I Growth and Income                               08/17/98           -12.61%          N/A      -2.25%
Scudder SVS I International                                   08/17/98           -31.90%          N/A      -5.38%
STI Capital Appreciation                                      05/01/99            -6.75%          N/A      -1.03%
STI International Equity                                      05/01/99           -18.64%          N/A      -7.44%
STI Value Income Stock                                        05/01/99            -2.60%          N/A      -2.42%
Strong Discovery II                                           08/17/98             2.56%          N/A       3.13%

                                      S-7

Strong Midcap Growth II                                       08/17/98           -31.81%          N/A       6.12%
Strong Opportunity II                                         08/17/98           -19.68%          N/A       6.22%
T. Rowe Price Equity Income                                   08/17/98            -0.03%          N/A       6.24%
T. Rowe Price International Stock                             08/17/98           -23.37%          N/A      -2.46%
T. Rowe Price Mid-Cap Growth                                  08/17/98            -2.38%          N/A      11.60%
T. Rowe Price New America Growth                              08/17/98           -13.15%          N/A      -1.36%
Van Kampen LIT Growth and Income, Class II                    08/16/01               N/A          N/A         N/A      -3.70%

---------------------

N/A Performance data is not available for all or part of the period indicated (see Inception Date).


                                    Non-Standardized Total Return as of December 31, 2001
                                                Assuming Contract Surrendered

                                                                            Average Annual Total Return
                                                                            --------------------------------------
                                                                            --------------------------------------
                                                                                                      10 Year or
                                                                                                         Since
                                                                Inception      1 Year       5 Year     Inception     Total
                             Fund                                 Date          (%)          (%)          (%)       Return
Alger American Growth                                         02/17/98           -13.04%          N/A       7.37%
Alger American Income & Growth                                02/17/98           -15.51%          N/A      10.08%
Alger American Leveraged AllCap                               02/17/98           -17.10%          N/A      12.38%
Alger American MidCap Growth                                  02/17/98            -7.82%          N/A      12.37%
Alger American Small Capitalization                           02/17/98           -30.49%          N/A      -6.30%
Federated Fund for U.S. Government Securities II              03/28/94             5.54%        5.17%       4.81%
Federated High Income Bond Fund II                            03/01/94            -0.03%        0.39%       3.40%
Federated Utility Fund II                                     02/11/94           -14.92%        1.45%       4.19%
Fidelity VIP Asset Manager                                    01/02/94            -6.89%       -0.81%       1.11%
Fidelity VIP Contrafund                                       05/01/96           -13.47%        8.91%       9.89%
Fidelity VIP Equity-Income                                    01/02/94            -6.28%        7.88%      11.07%
Fidelity VIP Growth                                           01/02/94           -18.80%       10.10%      11.60%
Fidelity VIP Index 500                                        02/17/98           -13.33%          N/A       2.66%
Fidelity VIP Money Market                                     01/02/94             2.74%        3.86%       3.81%
Fidelity VIP Overseas                                         01/02/94           -22.27%        1.30%       3.25%
Janus Aspen Series Aggressive Growth                          01/02/94           -40.29%        5.59%       9.15%
Janus Aspen Series Balanced                                   01/02/94            -5.99%       12.31%      12.16%
Janus Aspen Series Flexible Income                            01/02/94             6.24%        5.48%       6.68%
Janus Aspen Series Global Value - Service Shares              08/16/01               N/A          N/A         N/A       6.88%
Janus Aspen Series Growth                                     01/02/94           -25.95%        5.73%       9.10%
Janus Aspen Series Worldwide Growth                           01/02/94           -23.51%        9.57%      12.29%
LSA Balanced Fund                                             10/18/99             0.82%          N/A       5.54%
LSA Basic Value Fund                                          08/16/01               N/A          N/A         N/A      -4.00%
LSA Diversified Mid-Cap Fund                                  08/16/01               N/A          N/A         N/A      -0.06%
LSA Emerging Growth Equity Fund                               10/18/99           -18.99%          N/A      -1.12%
LSA Mid Cap Value Fund                                        08/16/01               N/A          N/A         N/A       6.62%
LSA Value Equity Fund                                         10/18/99            -6.21%          N/A       7.69%
MFS Emerging Growth                                           08/17/98           -34.42%          N/A       1.21%
MFS Investors Trust                                           08/17/98           -17.13%          N/A      -1.17%
MFS New Discovery                                             08/17/98            -6.36%          N/A      18.16%
MFS Research                                                  08/17/98           -22.35%          N/A      -0.40%
MFS Total Return                                              08/17/98            -1.15%          N/A       6.04%
OCC Science and Technology                                    02/01/01               N/A          N/A         N/A     -63.74%
OCC Small Cap                                                 10/18/99             6.82%          N/A      24.38%
Oppenheimer Main Street Small Cap  Service Class              08/16/01               N/A          N/A         N/A       2.92%
PIMCO Foreign Bond                                            10/18/99             6.11%          N/A       7.24%
PIMCO Total Return Bond                                       10/18/99             6.89%          N/A       7.65%
Putnam VT International Growth and Income - Class IB          08/16/01               N/A          N/A         N/A      -5.57%
Scudder SVS I Balanced                                        01/02/94            -7.37%        8.65%       9.16%
Scudder SVS I Bond                                            01/02/94             4.27%        4.65%       4.23%
Scudder SVS I Global Discovery                                08/17/98           -25.65%          N/A       6.14%

                                      S-8

Scudder SVS I Growth and Income                               08/17/98           -12.54%          N/A      -2.16%
Scudder SVS I International                                   08/17/98           -31.82%          N/A      -5.30%
STI Capital Appreciation                                      05/01/99            -6.67%          N/A      -0.94%
STI International Equity                                      05/01/99           -18.56%          N/A      -7.35%
STI Value Income Stock                                        05/01/99            -2.52%          N/A      -2.33%
Strong Discovery II                                           08/17/98             2.64%          N/A       3.21%
Strong Midcap Growth II                                       08/17/98           -31.73%          N/A       6.19%
Strong Opportunity II                                         08/17/98           -19.60%          N/A       6.29%
T. Rowe Price Equity Income                                   08/17/98             0.04%          N/A       6.32%
T. Rowe Price International Stock                             08/17/98           -23.30%          N/A      -2.38%
T. Rowe Price Mid-Cap Growth                                  08/17/98            -2.30%          N/A      11.67%
T. Rowe Price New America Growth                              08/17/98           -13.07%          N/A      -1.28%
Van Kampen LIT Growth and Income, Class II                    08/16/01               N/A          N/A         N/A      -3.62%



------------------------

N/A Performance data is not available for all or part of the period indicated (see Inception Date).


                                 "Adjusted Historical" Total Return as of December 31, 2001
                                                Assuming Contract Surrendered

                                                                            Average Annual Total Return
                                                                            --------------------------------------
                                                                            --------------------------------------
                                                                                                      10 Year or
                                                                                                         Since
                                                                Inception      1 Year       5 Year     Inception     Total
                             Fund                                 Date          (%)          (%)          (%)       Return
Alger American Growth                                         02/17/98           -13.04%          N/A       7.37%
Alger American Income & Growth                                02/17/98           -15.51%          N/A      10.08%
Alger American Leveraged AllCap                               02/17/98           -17.10%          N/A      12.38%
Alger American MidCap Growth                                  02/17/98            -7.82%          N/A      12.37%
Alger American Small Capitalization                           02/17/98           -30.49%          N/A      -6.30%
Federated Fund for U.S. Government Securities II              03/28/94             5.54%        5.17%       4.81%
Federated High Income Bond Fund II                            03/01/94            -0.03%        0.39%       3.40%
Federated Utility Fund II                                     02/11/94           -14.92%        1.45%       4.19%
Fidelity VIP Asset Manager                                    01/02/94            -6.89%       -0.81%       1.11%
Fidelity VIP Contrafund                                       05/01/96           -13.47%        8.91%       9.89%
Fidelity VIP Equity-Income                                    01/02/94            -6.28%        7.88%      11.07%
Fidelity VIP Growth                                           01/02/94           -18.80%       10.10%      11.60%
Fidelity VIP Index 500                                        02/17/98           -13.33%          N/A       2.66%
Fidelity VIP Money Market                                     01/02/94             2.74%        3.86%       3.81%
Fidelity VIP Overseas                                         01/02/94           -22.27%        1.30%       3.25%
Janus Aspen Series Aggressive Growth                          01/02/94           -40.29%        5.59%       9.15%
Janus Aspen Series Balanced                                   01/02/94            -5.99%       12.31%      12.16%
Janus Aspen Series Flexible Income                            01/02/94             6.24%        5.48%       6.68%
Janus Aspen Series Global Value - Service Shares              08/16/01               N/A          N/A         N/A       6.88%
Janus Aspen Series Growth                                     01/02/94           -25.95%        5.73%       9.10%
Janus Aspen Series Worldwide Growth                           01/02/94           -23.51%        9.57%      12.29%
LSA Balanced Fund                                             10/18/99             0.82%          N/A       5.54%
LSA Basic Value Fund                                          08/16/01               N/A          N/A         N/A      -4.00%
LSA Diversified Mid-Cap Fund                                  08/16/01               N/A          N/A         N/A      -0.06%
LSA Emerging Growth Equity Fund                               10/18/99           -18.99%          N/A      -1.12%
LSA Mid Cap Value Fund                                        08/16/01               N/A          N/A         N/A       6.62%
LSA Value Equity Fund                                         10/18/99            -6.21%          N/A       7.69%
MFS Emerging Growth                                           08/17/98           -34.42%          N/A       1.21%
MFS Investors Trust                                           08/17/98           -17.13%          N/A      -1.17%
MFS New Discovery                                             08/17/98            -6.36%          N/A      18.16%
MFS Research                                                  08/17/98           -22.35%          N/A      -0.40%
MFS Total Return                                              08/17/98            -1.15%          N/A       6.04%
OCC Science and Technology                                    02/01/01               N/A          N/A         N/A     -63.74%
OCC Small Cap                                                 10/18/99             6.82%          N/A      24.38%
Oppenheimer Main Street Small Cap  Service Class              08/16/01               N/A          N/A         N/A       2.92%

                                      S-9

PIMCO Foreign Bond                                            10/18/99             6.11%          N/A       7.24%
PIMCO Total Return Bond                                       10/18/99             6.89%          N/A       7.65%
Putnam VT International Growth and Income - Class IB          08/16/01               N/A          N/A         N/A      -5.57%
Scudder SVS I Balanced                                        01/02/94            -7.37%        8.65%       9.16%
Scudder SVS I Bond                                            01/02/94             4.27%        4.65%       4.23%
Scudder SVS I Global Discovery                                08/17/98           -25.65%          N/A       6.14%
Scudder SVS I Growth and Income                               08/17/98           -12.54%          N/A      -2.16%
Scudder SVS I International                                   08/17/98           -31.82%          N/A      -5.30%
STI Capital Appreciation                                      05/01/99            -6.67%          N/A      -0.94%
STI International Equity                                      05/01/99           -18.56%          N/A      -7.35%
STI Value Income Stock                                        05/01/99            -2.52%          N/A      -2.33%
Strong Discovery II                                           08/17/98             2.64%          N/A       3.21%
Strong Midcap Growth II                                       08/17/98           -31.73%          N/A       6.19%
Strong Opportunity II                                         08/17/98           -19.60%          N/A       6.29%
T. Rowe Price Equity Income                                   08/17/98             0.04%          N/A       6.32%
T. Rowe Price International Stock                             08/17/98           -23.30%          N/A      -2.38%
T. Rowe Price Mid-Cap Growth                                  08/17/98            -2.30%          N/A      11.67%
T. Rowe Price New America Growth                              08/17/98           -13.07%          N/A      -1.28%
Van Kampen LIT Growth and Income, Class II                    08/16/01               N/A          N/A         N/A      -3.62%

----------------------
N/A Performance data is not available for all or part of the period indicated (see Inception Date).

                                     EXPERTS


The financial statements of Lincoln Benefit as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and related financial statement schedule that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.


                              FINANCIAL STATEMENTS


The financial statements of the Variable Account as of December 31, 2001 and for the periods in the two years then ended, the financial statements of Lincoln Benefit as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements of Lincoln Benefit included herein should be considered only as bearing upon the ability of Lincoln Benefit to meet its obligations under the Contacts.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

--------------------------------------------------------------------------------

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule IV--Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002

                          LINCOLN BENEFIT LIFE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
REVENUES
  Net investment income.....................................  $12,144    $12,214    $10,740
  Realized capital gains and losses.........................   (1,352)       (95)      (913)
  Other expense.............................................       --        (20)    (2,301)
                                                              -------    -------    -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE............   10,792     12,099      7,526
Income Tax Expense..........................................    3,768      4,221      2,560
                                                              -------    -------    -------
NET INCOME..................................................    7,024      7,878      4,966
                                                              -------    -------    -------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses.........    2,818      3,106     (6,900)
                                                              -------    -------    -------
COMPREHENSIVE INCOME (LOSS).................................  $ 9,842    $10,984    $(1,934)
                                                              =======    =======    =======

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                        STATEMENTS OF FINANCIAL POSITION

                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                   2001             2000
                                                              --------------   --------------
                                                              (IN THOUSANDS, EXCEPT PAR VALUE
                                                                           DATA)
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost
   $179,124 and $166,893)...................................   $   186,709      $   170,142
  Short-term................................................         6,856           11,243
                                                               -----------      -----------
  Total investments.........................................       193,565          181,385
Cash........................................................        43,796               76
Reinsurance recoverable from Allstate Life Insurance
  Company, net..............................................     9,564,440        8,366,927
Reinsurance recoverable from non-affiliates, net............       458,563          353,789
Receivable from affiliate, net..............................        17,027               --
Other assets................................................         2,924            2,393
Separate Accounts...........................................     1,565,708        1,648,691
                                                               -----------      -----------
      TOTAL ASSETS..........................................   $11,846,023      $10,553,261
                                                               ===========      ===========
LIABILITIES
Contractholder funds........................................   $ 9,287,599      $ 8,157,502
Reserve for life-contingent contract benefits...............       724,044          550,334
Current income taxes payable................................         3,645            2,785
Deferred income taxes.......................................         6,187            4,607
Payable to affiliates, net..................................            --            9,210
Other liabilities and accrued expenses......................        70,237            1,371
Separate Accounts...........................................     1,565,708        1,648,691
                                                               -----------      -----------
      TOTAL LIABILITIES.....................................    11,657,420       10,374,500
                                                               -----------      -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares authorized,
  25,000 shares issued and outstanding......................         2,500            2,500
Additional capital paid-in..................................       126,750          126,750
Retained income.............................................        54,423           47,399
Accumulated other comprehensive income:
  Unrealized net capital gains and losses...................         4,930            2,112
                                                               -----------      -----------
      Total accumulated other comprehensive income..........         4,930            2,112
                                                               -----------      -----------
      TOTAL SHAREHOLDER'S EQUITY............................       188,603          178,761
                                                               -----------      -----------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............   $11,846,023      $10,553,261
                                                               ===========      ===========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
COMMON STOCK................................................  $  2,500   $  2,500   $  2,500
                                                              --------   --------   --------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year..................................   126,750    116,750    116,750
Capital contribution........................................        --     10,000         --
                                                              --------   --------   --------
Balance, end of year........................................   126,750    126,750    116,750
                                                              --------   --------   --------
RETAINED INCOME
Balance, beginning of year..................................    47,399     39,521     34,555
Net income..................................................     7,024      7,878      4,966
                                                              --------   --------   --------
Balance, end of year........................................    54,423     47,399     39,521
                                                              --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year..................................     2,112       (994)     5,906
Change in unrealized net capital gains and losses...........     2,818      3,106     (6,900)
                                                              --------   --------   --------
Balance, end of year........................................     4,930      2,112       (994)
                                                              --------   --------   --------
    TOTAL SHAREHOLDER'S EQUITY..............................  $188,603   $178,761   $157,777
                                                              ========   ========   ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  7,024   $  7,878   $  4,966
Adjustments to reconcile net income to net cash provided by
 operating activities
    Depreciation, amortization and other non-cash items.....      (531)      (868)    (5,313)
    Realized capital gains and losses.......................     1,352         95        913
    Changes in:
      Life-contingent contract benefits and contractholder
       funds, net of reinsurance recoverables...............     1,520     (1,342)    (4,868)
      Income taxes payable..................................       922      1,570     (1,266)
      Receivable/payable to affiliates, net.................   (26,237)    (3,440)     2,130
      Other operating assets and liabilities................    68,347      1,897      9,156
                                                              --------   --------   --------
    Net cash provided by operating activities...............    52,487      5,790      5,718
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
  Proceeds from sales.......................................    10,922     15,856     17,760
  Investment collections....................................    15,346      7,430     13,580
  Investments purchases.....................................   (39,422)   (30,979)   (39,723)
  Change in short-term investments, net.....................     4,387     (9,003)     2,068
                                                              --------   --------   --------
    Net cash used in investing activities...................    (8,767)   (16,696)    (6,315)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution........................................        --     10,000         --
                                                              --------   --------   --------
    Net cash provided by financing activities...............        --     10,000         --
                                                              --------   --------   --------

NET INCREASE (DECREASE) IN CASH.............................    43,720       (906)      (597)
CASH AT BEGINNING OF YEAR...................................        76        982      1,579
                                                              --------   --------   --------
CASH AT END OF YEAR.........................................  $ 43,796   $     76   $    982
                                                              ========   ========   ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

1.  GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Lincoln Benefit Life Company ("Lincoln Benefit" or the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

On January 25, 2000, the Company paid a dividend of all common shares of AFD, Inc. ("AFDI") stock, a registered broker-dealer, to ALIC. Prior to the dividend, AFDI had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AFDI.

To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
Lincoln Benefit, a single segment entity, markets a diversified group of products to meet consumers' lifetime needs in the areas of protection and retirement solutions through independent insurance agents and broker/dealers, including master brokerage agencies. Products distributed through independent insurance agents include term life insurance; permanent life insurance such as whole life, universal life, variable universal life and single premium life; fixed annuities, including equity-indexed annuities; immediate annuities; variable annuities and long-term care products. Variable annuities and variable universal life products are also distributed through independent broker/dealers. ALFS, Inc. ("ALFS") is the principal underwriter for certain Lincoln Benefit products, such as variable universal life, variable annuities and market value adjusted annuities. ALFS is a wholly owned subsidiary of ALIC and is a registered broker/dealer under the Securities and Exchange Act of 1934.

In 2001, annuity deposits represented 74.4% of the Company's total statutory premiums and deposits. Statutory premiums and deposits is a measure used by management to analyze sales trends. Statutory premiums and deposits includes premiums and annuity considerations determined in conformity with statutory accounting practices prescribed or permitted by the insurance regulatory authorities of the state of Nebraska, and all other funds received from customers on deposit-type products which are treated as liabilities. The statutory accounting practices differ in certain, material aspects from GAAP.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, under current U.S. tax laws and regulations, deferred and immediate annuities and life insurance, including interest-sensitive products, receive favorable policyholder tax treatment. Any legislative or regulatory changes that adversely alter this treatment are likely to negatively affect the demand for these products. In addition, recent changes in federal estate tax laws will affect the demand for the types of life insurance used in estate planning.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by: 1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and 2) increasing competition in the capital markets.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Illinois, Pennsylvania, Wisconsin and Florida for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of exchange traded fixed income securities is based upon quoted market prices

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of Accumulated other comprehensive income. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt.

Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on portfolio trading and write-downs in value due to other than temporary declines in fair value.

The Company monitors its fixed income portfolios for ratings changes or other events that may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration for and extent to which the fair value has been less than cost; and
3) the financial condition and near-term prospects of the issuer.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby certain premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC (see Notes 3 and 7). The Company also has reinsurance agreements, whereas, the Company cedes 90%, 80% or 60% of the mortality risk on certain term life policies, depending upon the issue year and product, to a pool of eleven non-affiliated reinsurers. Beginning in 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to 1998, the Company ceded mortality risk in excess of $350 thousand per life for individual coverage.

Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. Reinsurance does not extinguish the Company's primary liability under the policies written.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under terms of reinsurance agreements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenues so as to result in the recognition of profits over the life of the policy.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the account balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities, equity-indexed annuities, and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

annuities and interest sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Separate Accounts products include variable annuity and variable universal life. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid in variable annuity contracts.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues variable annuities and variable universal life contracts, the assets and liabilities of which are legally segregated and reflected as Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees and mortality, surrender and expense charges and are ceded to ALIC.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of assumptions as to future investment yields, mortality, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS
In December 2001, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the results of operations or financial position.

3.  RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholders' funds, contract benefits and expenses are ceded to ALIC, and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed under terms of the reinsurance agreements. See Note 7 for more information.

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $70.0 million, $35.1 million and $26.4 million in 2001, 2000 and 1999, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.
INCOME TAXES
The Company is a party to a federal income tax allocation agreement with the Corporation (Note 9).

DEBT
The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the intercompany loan agreement at December 31, 2001 and 2000, respectively.

4.  INVESTMENTS
FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                        GROSS
         AT                           UNREALIZED
    DECEMBER 31,       AMORTIZED   ----------------     FAIR
        2001             COST      GAINS    LOSSES     VALUE
        ----           ---------   ------   -------   --------
(IN THOUSANDS)
U.S. government and
  agencies             $ 39,710    $1,971   $  (15)   $ 41,666
Corporate                97,517    4,263      (450)    101,330
Municipal                 1,000       --        (3)        997
Mortgage-backed
  securities             39,389    1,731        (4)     41,116
Foreign government        1,508       92        --       1,600
                       --------    ------   -------   --------
  Total fixed income
   securities          $179,124    $8,057   $ (472)   $186,709
                       ========    ======   =======   ========
At December 31, 2000
U.S. government and
  agencies             $ 18,191    $2,072   $   --    $ 20,263
Corporate               103,414    1,531    (1,966)    102,979
Municipal                 1,000       --       (38)        962
Mortgage-backed
  securities             40,774    1,593       (43)     42,324
Foreign government        3,514      100        --       3,614
                       --------    ------   -------   --------
  Total fixed income
   securities          $166,893    $5,296   $(2,047)  $170,142
                       ========    ======   =======   ========

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 2001:

                                       AMORTIZED     FAIR
                                         COST       VALUE
(IN THOUSANDS)                         ---------   --------
Due in one year or less                $  5,417    $  5,516
Due after one year through five years    74,168      77,726
Due after five years through ten
 years                                   46,846      47,436
Due after ten years                      13,304      14,915
                                       --------    --------
                                        139,735     145,593
Mortgage-backed securities               39,389      41,116
                                       --------    --------
  Total                                $179,124    $186,709
                                       ========    ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME

     YEAR ENDED DECEMBER 31,        2001      2000      1999
     -----------------------       -------   -------   -------
(IN THOUSANDS)
Fixed income securities            $11,959   $11,517   $10,380
Short-term investments                 598       830       577
                                   -------   -------   -------
  Investment income, before
   expense                          12,557    12,347    10,957
  Investment expense                   413       133       217
                                   -------   -------   -------
  Net investment income            $12,144   $12,214   $10,740
                                   =======   =======   =======

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

      YEAR ENDED DECEMBER 31,         2001     2000   1999
      -----------------------        -------   ----   -----
(IN THOUSANDS)
Fixed income securities              $(1,352)  $(95)  $(913)
Income taxes                             473    33      320
                                     -------   ----   -----
Realized capital gains and losses,
  after tax                          $  (879)  $(62)  $(593)
                                     =======   ====   =====

Excluding calls and prepayments, gross gains of $123 thousand, $0 thousand and $1 thousand were realized during 2001, 2000 and 1999, respectively, and gross losses of $1.5 million, $95 thousand and $914 thousand were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains and losses on fixed income securities included in shareholder's equity at December 31, 2001 are as follows:

                                                   GROSS
                                                UNREALIZED
                       AMORTIZED     FAIR     ---------------   UNREALIZED
                         COST       VALUE     GAINS    LOSSES   NET GAINS
(IN THOUSANDS)         ---------   --------   ------   ------   ----------
Fixed income
 securities            $179,124    $186,709   $8,057   $(472)    $ 7,585
                       ========    ========   ======   =====
Deferred income taxes                                             (2,655)
                                                                 -------
Unrealized net
 capital gains and
 losses                                                          $ 4,930
                                                                 =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     YEAR ENDED DECEMBER 31,         2001      2000       1999
     -----------------------        -------   -------   --------
(IN THOUSANDS)
Fixed income securities             $ 4,336   $ 4,778   $(10,615)
Deferred income taxes                (1,518)   (1,672)     3,715
                                    -------   -------   --------
Increase (decrease) in unrealized
 net capital gains and losses       $ 2,818   $ 3,106   $ (6,900)
                                    =======   =======   ========

SECURITIES ON DEPOSIT
At December 31, 2001, fixed income securities with a carrying value of $8.9 million were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable and deferred income taxes) and liabilities (including interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                2001                      2000
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
(IN THOUSANDS)         ----------   ----------   ----------   ----------
Fixed income           $ 186,709    $  186,709   $ 170,142    $  170,142
 securities
Short-term investments     6,856         6,856      11,243        11,243
Separate Accounts      1,565,708     1,565,708   1,648,691     1,648,691

Fair values of exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                2001                      2000
                       -----------------------   -----------------------
                        CARRYING       FAIR       CARRYING       FAIR
                         VALUE        VALUE        VALUE        VALUE
(IN THOUSANDS)         ----------   ----------   ----------   ----------
Contractholder funds
 on investment
 contracts             $7,407,377   $7,446,451   $6,401,863   $6,186,479
Separate Accounts      1,565,708     1,565,708   1,648,691     1,648,691

Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities and immediate annuities without life contingencies are valued at the account balance less surrender charges. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

Equity indexed deferred annuity contracts' fair value approximates carrying value since the embedded equity options are carried at market value in the financial statements. Separate Accounts liabilities are carried at the fair value of the underlying assets.

6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS
At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                             2001       2000
(IN THOUSANDS)                             --------   --------
Immediate annuities:
  Structured settlement annuities          $162,412   $ 73,719
  Other immediate annuities                  35,757     36,884
Traditional life                            503,992    406,260
Other                                        21,883     33,471
                                           --------   --------
  Total Reserve for life-contingent
   contract benefits                       $724,044   $550,334
                                           ========   ========

The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 6.0% to 7.8% for structured settlement annuities; 4.9% to 8.8% for other immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

Premium deficiency reserves are established, if necessary, for the immediate annuity business, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. The Company did not have a premium deficiency reserve at December 31, 2001 and 2000.

At December 31, Contractholder funds consists of the following:

                                           2001         2000
(IN THOUSANDS)                          ----------   ----------
Interest-sensitive life                 $1,876,260   $1,777,128
Fixed annuities:
  Immediate annuities                      245,468      152,181
  Deferred annuities                     7,165,871    6,228,193
                                        ----------   ----------
  Total Contractholder funds            $9,287,599   $8,157,502
                                        ==========   ==========

Contractholder funds are equal to deposits received and interest credited for the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses. Interest rates credited range from 3.4% to 7.5% for interest-sensitive life contracts; 4.8% to 5.9% for immediate annuities and 0.0% to 12.0% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 46.3% of deferred annuities are subject to a market value adjustment.

7.  REINSURANCE
The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves.

The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Except for ALIC, no single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

The effects of reinsurance on premiums written and earned and contract charges for the years ended December 31, are as follows:

                                 2001        2000        1999
(IN THOUSANDS)                 ---------   ---------   ---------
PREMIUMS AND CONTRACT CHARGES
Direct                         $ 572,949   $ 470,337   $ 389,741
Assumed                                4           2           2
Ceded
  Affiliate                     (330,799)   (241,361)   (187,854)
  Non-affiliate                 (242,154)   (228,978)   (201,889)
                               ---------   ---------   ---------
    Premiums and contract
     charges, net of
     reinsurance               $      --   $      --   $      --
                               =========   =========   =========

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

The effects of reinsurance on credited interest, policy benefits and other expenses for the years ended December 31, are as follows:

                                 2001        2000        1999
(IN THOUSANDS)                ----------   ---------   ---------
CREDITED INTEREST, POLICY
 BENEFITS AND OTHER EXPENSES
Direct                        $1,007,684   $ 885,081   $ 869,393
Assumed                               --          --          --
Ceded
  Affiliate                     (728,750)   (630,015)   (684,703)
  Non-affiliate                 (278,934)   (255,046)   (182,389)
                              ----------   ---------   ---------
    Credited interest,
     policy benefits and
     other expenses, net of
     reinsurance              $       --   $      20   $   2,301
                              ==========   =========   =========

8.  COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, in one or more of these actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds are immaterial and are ceded to ALIC under reinsurance agreements.

9.  INCOME TAXES
The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company has also entered into a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate to ALIC the tax benefits and detriments related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed as if the Company filed a separate return, as adjusted for the reinsurance ceded to ALIC.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax liabilities at December 31, are as follows:

                                                 2001       2000
(in thousands)                                 --------   --------
DEFERRED LIABILITIES
Difference in tax bases of investments          $2,561     $2,405
Unrealized net capital gains                     2,655      1,137
Other liabilities                                  971      1,065
                                                ------     ------
  Total deferred liabilities                    $6,187     $4,607
                                                ======     ======

The components of income tax expense for the year ended December 31, are as follows:

                                        2001       2000       1999
(in thousands)                        --------   --------   --------
Current                                $3,706     $2,032    $ 3,645
Deferred                                   62      2,189     (1,085)
                                       ------     ------    -------
  Total income tax expense             $3,768     $4,221    $ 2,560
                                       ======     ======    =======

The Company paid income taxes of $2.8 million, $2.7 million and $3.8 million in 2001, 2000 and 1999, respectively.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                         2001       2000       1999
                                       --------   --------   --------
Statutory federal income tax rate       35.0%      35.0%      35.0%
Other                                   (0.1)      (0.1)      (1.0)
                                        ----       ----       ----
Effective income tax rate               34.9%      34.9%      34.0%
                                        ====       ====       ====

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $340 thousand, will result in federal income taxes payable of $119 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

10.  STATUTORY FINANCIAL INFORMATION
The following table reconciles Net income for the year ended December 31, and Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                         SHAREHOLDER'S
                                 NET INCOME                 EQUITY
                          -------------------------   -------------------
                           2001     2000     1999       2001       2000
(IN THOUSANDS)            ------   ------   -------   --------   --------
Balance per GAAP          $7,024   $7,878   $ 4,966   $188,603   $178,761
Unrealized gain/loss on
  fixed income securities    --       --         --     (7,585)    (3,249)
Deferred income taxes        18    1,370     (1,363)     8,406      5,059
Employee benefits           (73)      --          2        758        676
Reserves and non-admitted
  assets                    245      446        259    (16,188)   (13,628)
Other                       229     (417)       242     12,343      1,817
                          ------   ------   -------   --------   --------
Balance per statutory
  accounting practices    $7,443   $9,277   $ 4,106   $186,337   $169,436
                          ======   ======   =======   ========   ========

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Effective January 1, 2001, the State of Nebraska required insurance companies domiciled in its state to prepare statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual--Version effective January 1, 2001 ("codification") subject to any deviations prescribed or permitted by the State of Nebraska insurance commissioner.

Accounting changes adopted to conform to the provisions of codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The Company reported an increase to surplus of $2.0 million effective January 1, 2001 as a result of recognizing a net deferred tax asset.

The NAIC is currently in the process of clarifying and interpreting requirements as the insurance industry implements codification. As the NAIC announces changes and as they are approved by the Nebraska Department of Insurance, the impact of the changes will be recorded.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on statutory surplus and statutory net gain from operations, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2002 without prior approval of the Nebraska Department of Insurance is $18.3 million.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December 31, 2001, RBC for the Company was significantly above levels that would require regulatory action.

                          LINCOLN BENEFIT LIFE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

11.  OTHER COMPREHENSIVE INCOME
The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                           2001                              2000                              1999
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
(IN THOUSANDS)                --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
UNREALIZED CAPITAL GAINS AND
  LOSSES:
----------------------------
Unrealized holding gains
  (losses) arising during
  the period                  $ 2,984    $(1,045)    $1,939      $4,683    $(1,639)    $3,044     $(11,528)   $4,035     $(7,493)
Less: reclassification
  adjustments                  (1,352)       473       (879)        (95)        33        (62)        (913)      320        (593)
                              -------    -------     ------      ------    -------     ------     --------    ------     -------
Unrealized net capital gains
  (losses)                      4,336     (1,518)     2,818       4,778     (1,672)     3,106      (10,615)    3,715      (6,900)
                              -------    -------     ------      ------    -------     ------     --------    ------     -------
Other comprehensive income
  (loss)                      $ 4,336    $(1,518)    $2,818      $4,778    $(1,672)    $3,106     $(10,615)   $3,715     $(6,900)
                              =======    =======     ======      ======    =======     ======     ========    ======     =======

12.  SALE OF BUILDING
Included within other income and expenses in the Company's statements of operations and comprehensive income for 1999, is a write-down of $798 thousand associated with the sale of the Company's building in Lincoln, Nebraska which occurred in the first quarter of 2000. Also included in other income and expenses is the write-down of $1.2 million related to unamortized building improvements recognized in the third quarter of 1999 when the building was vacated by the Company.

                          LINCOLN BENEFIT LIFE COMPANY

                            SCHEDULE IV--REINSURANCE

                                 (IN THOUSANDS)

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 2001
Life insurance in force............................  $138,566,651   $138,566,651   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    532,235   $    532,235   $         --
  Accident and health..............................        40,718         40,718             --
                                                     ------------   ------------   ------------
                                                     $    572,953   $    572,953   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 2000
Life insurance in force............................  $120,555,954   $120,555,954   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    447,683   $    447,683   $         --
  Accident and health..............................        22,656         22,656             --
                                                     ------------   ------------   ------------
                                                     $    470,339   $    470,339   $         --
                                                     ============   ============   ============

                                                        GROSS                          NET
                                                        AMOUNT         CEDED          AMOUNT
                                                     ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force............................  $109,520,029   $109,520,029   $         --
                                                     ============   ============   ============
Premiums and contract charges:
  Life and annuities...............................  $    369,540   $    369,540   $         --
  Accident and health..............................        20,203         20,203             --
                                                     ------------   ------------   ------------
                                                     $    389,743   $    389,743   $         --
                                                     ============   ============   ============

--------------------------------------------------------------------------------
LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001 AND FOR THE PERIODS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000, AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Annuity Account (the "Account") as of December 31, 2001, the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Lincoln Benefit Life Variable Annuity Account as of December 31, 2001, the results of operations for the periods then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 8, 2002

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                             AIM Variable
                                            Insurance Funds
                                              Sub-Account             The Alger American Fund Sub-Accounts
                                              -----------     -------------------------------------------------------
                                              AIM V.I. Dent                  Income and     Leveraged        MidCap
                                             Demographics (a)   Growth         Growth         Allcap         Growth
                                               ----------     ----------     ----------     ----------     ----------
ASSETS
Investments at fair value                      $      103     $   28,005     $   32,508     $   21,195     $   23,790
                                               ----------     ----------     ----------     ----------     ----------

     Total assets                              $      103     $   28,005     $   32,508     $   21,195     $   23,790
                                               ==========     ==========     ==========     ==========     ==========

NET ASSETS
Accumulation units                             $       86     $   27,987     $   32,449     $   21,195     $   23,784
Contracts in payout (annuitization) period             17             18             59              -              6
                                               ----------     ----------     ----------     ----------     ----------

     Total net assets                          $      103     $   28,005     $   32,508     $   21,195     $   23,790
                                               ==========     ==========     ==========     ==========     ==========

FUND SHARE INFORMATION
     Number of shares                              18,446        761,616      3,075,495        671,806      1,346,334
                                               ==========     ==========     ==========     ==========     ==========

     Cost                                      $       98     $   40,503     $   40,369     $   30,913     $   31,726
                                               ==========     ==========     ==========     ==========     ==========

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                   The Alger
                                                 American Fund
                                                  Sub-Accounts                 Federated Insurance Series Sub-Accounts
                                                 --------------       ----------------------------------------------------------
                                                                       Federated
                                                                      Fund for U.S.          Federated
                                                     Small             Government           High Income            Federated
                                                 Capitalization       Securities II         Bond Fund II        Utility Fund II
                                                 --------------       --------------       --------------       ---------------
ASSETS
Investments at fair value                        $        9,006       $       57,925       $       20,918       $       14,446
                                                 --------------       --------------       --------------       --------------

     Total assets                                $        9,006       $       57,925       $       20,918       $       14,446
                                                 ==============       ==============       ==============       ==============

NET ASSETS
Accumulation units                               $        9,002       $       57,915       $       20,892       $       14,387

Contracts in payout (annuitization) period                    4                   10                   26                   59
                                                 --------------       --------------       --------------       --------------

     Total net assets                            $        9,006       $       57,925       $       20,918       $       14,446
                                                 ==============       ==============       ==============       ==============

FUND SHARE INFORMATION
     Number of shares                                   544,176            5,067,775            2,709,605            1,393,039
                                                 ==============       ==============       ==============       ==============

     Cost                                        $       13,227       $       56,709       $       23,313       $       18,186
                                                 ==============       ==============       ==============       ==============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                            Fidelity Variable Insurance Products Fund Sub-Accounts
                                                 ------------------------------------------------------------------------------
                                                 VIP Asset                         VIP Equity-
                                                  Manager       VIP Contrafund       Income         VIP Growth      VIP Index 500
                                                 ----------       ----------       ----------       ----------       ----------
ASSETS
Investments at fair value                        $   20,287       $   53,585       $   84,335       $   76,095       $   68,656
                                                 ----------       ----------       ----------       ----------       ----------

     Total assets                                $   20,287       $   53,585       $   84,335       $   76,095       $   68,656
                                                 ==========       ==========       ==========       ==========       ==========

NET ASSETS
Accumulation units                               $   20,243       $   53,555       $   84,231       $   75,965       $   68,550
Contracts in payout (annuitization) period               44               30              104              130              106
                                                 ----------       ----------       ----------       ----------       ----------

     Total net assets                            $   20,287       $   53,585       $   84,335       $   76,095       $   68,656
                                                 ==========       ==========       ==========       ==========       ==========

FUND SHARE INFORMATION
     Number of shares                             1,398,170        2,661,946        3,707,020        2,264,058          527,841
                                                 ==========       ==========       ==========       ==========       ==========

     Cost                                        $   22,517       $   62,486       $   85,093       $   93,923       $   77,293
                                                 ==========       ==========       ==========       ==========       ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                 Fidelity Variable Insurance             Fidelity Variable Insurance Products
                                                  Products Fund Sub-Accounts              Fund (Service Class 2) Sub-Accounts
                                                ------------------------------      ------------------------------------------------
                                                                                       VIP           VIP Investment
                                                                                   Equity-Income       Grade Bond       VIP Overseas
                                                  VIP Money                          (Service          (Service           (Service
                                                   Market         VIP Overseas      Class 2) (a)      Class 2) (a)      Class 2) (a)
                                                ------------      ------------      ------------      ------------      ------------
ASSETS
Investments at fair value                       $    106,999      $     14,006      $        153      $        356      $          3
                                                ------------      ------------      ------------      ------------      ------------

     Total assets                               $    106,999      $     14,006      $        153      $        356      $          3
                                                ============      ============      ============      ============      ============

NET ASSETS
Accumulation units                              $    106,652      $     13,955      $        142      $        336      $          3
Contracts in payout (annuitization) period               347                51                11                20                 -
                                                ------------      ------------      ------------      ------------      ------------

     Total net assets                           $    106,999      $     14,006      $        153      $        356      $          3
                                                ============      ============      ============      ============      ============

FUND SHARE INFORMATION
     Number of shares                            106,999,209         1,009,066             6,754            27,755               193
                                                ============      ============      ============      ============      ============

     Cost                                       $    106,999      $     19,364      $        146      $        357      $          3
                                                ============      ============      ============      ============      ============

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                  J.P. Morgan
                                                   Goldman Sachs Variable       Series Trust II
                                                 Insurance Trust Sub-Accounts      Sub-Account    Janus Aspen Series Sub-Accounts
                                                 ---------------------------       ----------       ---------------------------
                                                  VIT Core
                                                  Small Cap    VIT International     Small          Aggressive
                                                   Equity           Equity          Company           Growth          Balanced
                                                 ----------       ----------       ----------       ----------       ----------
ASSETS
Investments at fair value                        $    1,890       $    2,763       $    2,292       $   47,214       $   88,983
                                                 ----------       ----------       ----------       ----------       ----------

     Total assets                                $    1,890       $    2,763       $    2,292       $   47,214       $   88,983
                                                 ==========       ==========       ==========       ==========       ==========

NET ASSETS
Accumulation units                               $    1,890       $    2,763       $    2,292       $   47,202       $   88,738
Contracts in payout (annuitization) period                -                -                -               12              245
                                                 ----------       ----------       ----------       ----------       ----------

     Total net assets                            $    1,890       $    2,763       $    2,292       $   47,214       $   88,983
                                                 ==========       ==========       ==========       ==========       ==========

FUND SHARE INFORMATION
     Number of shares                               174,374          307,348          173,353        2,148,050        3,942,520
                                                 ==========       ==========       ==========       ==========       ==========

     Cost                                        $    1,821       $    3,710       $    2,583       $   86,754       $   91,818
                                                 ==========       ==========       ==========       ==========       ==========

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                              Janus Aspen Series
                                                    Janus Aspen Series Sub-Accounts       (Service Shares) Sub-Accounts
                                               ----------------------------------------     -------------------------
                                                                                           Global Value     Worldwide
                                                Flexible                      Worldwide      (Service     Growth (Service
                                                 Income         Growth         Growth       Shares) (a)    Shares) (a)
                                               ----------     ----------     ----------     ----------     ----------
ASSETS
Investments at fair value                      $   21,444     $   87,101     $  107,028     $        8     $      334
                                               ----------     ----------     ----------     ----------     ----------

     Total assets                              $   21,444     $   87,101     $  107,028     $        8     $      334
                                               ==========     ==========     ==========     ==========     ==========

NET ASSETS
Accumulation units                             $   21,444     $   87,057     $  106,986     $        8     $      334
Contracts in payout (annuitization) period              -             44             42              -              -
                                               ----------     ----------     ----------     ----------     ----------

     Total net assets                          $   21,444     $   87,101     $  107,028     $        8     $      334
                                               ==========     ==========     ==========     ==========     ==========

FUND SHARE INFORMATION
     Number of shares                           1,839,076      4,381,341      3,750,117            750         11,752
                                               ==========     ==========     ==========     ==========     ==========

     Cost                                      $   21,687     $  114,768     $  125,598     $        8     $      319
                                               ==========     ==========     ==========     ==========     ==========

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                               Lazard Retirement Series, Inc.
                                                       Sub-Accounts           LSA Variable Series Trust Sub-Accounts
                                                 -----------------------      ---------------------------------------

                                                 Emerging     International  LSA Aggressive                  LSA Basic
                                                  Markets        Equity       Growth (a)    LSA Balanced     Value (a)
                                                 --------       --------       --------       --------       --------
ASSETS
Investments at fair value                        $    744       $  1,424       $    188       $  4,882       $    421
                                                 --------       --------       --------       --------       --------

     Total assets                                $    744       $  1,424       $    188       $  4,882       $    421
                                                 ========       ========       ========       ========       ========

NET ASSETS
Accumulation units                               $    744       $  1,424       $    188       $  4,866       $    421
Contracts in payout (annuitization) period              -              -              -             16              -
                                                 --------       --------       --------       --------       --------

     Total net assets                            $    744       $  1,424       $    188       $  4,882       $    421
                                                 ========       ========       ========       ========       ========

FUND SHARE INFORMATION
     Number of shares                             103,787        156,660         20,063        490,659         43,706
                                                 ========       ========       ========       ========       ========

     Cost                                        $    887       $  1,801       $    182       $  5,217       $    394
                                                 ========       ========       ========       ========       ========

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                  LSA Variable Series Trust Sub-Accounts
                                                 -------------------------------------------------------------------------
                                                 LSA Blue      LSA Capital    LSA Disciplined  LSA Diversified  LSA Emerging
                                                 Chip (a)    Appreciation (a)     Equity         MID CAP (a)    Growth Equity
                                                 --------       --------         --------         --------        --------
ASSETS
Investments at fair value                        $    205       $     89         $  2,851         $    237        $  2,394
                                                 --------       --------         --------         --------        --------

     Total assets                                $    205       $     89         $  2,851         $    237        $  2,394
                                                 ========       ========         ========         ========        ========

NET ASSETS
Accumulation units                               $    205       $     89         $  2,851         $    237        $  2,394
Contracts in payout (annuitization) period              -              -                -                -               -
                                                 --------       --------         --------         --------        --------

     Total net assets                            $    205       $     89         $  2,851         $    237        $  2,394
                                                 ========       ========         ========         ========        ========

FUND SHARE INFORMATION
     Number of shares                              21,274          9,056          331,954           23,591         294,151
                                                 ========       ========         ========         ========        ========

     Cost                                        $    204       $     82         $  3,292         $    219        $  3,689
                                                 ========       ========         ========         ========        ========


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                  LSA Variable Series Trust Sub-Accounts
                                                 ----------------------------------------------------------------------

                                                  LSA Focused      LSA International     LSA Mid Cap       LSA Value
                                                     Equity          Growth Equity        Value (a)          Equity
                                                 --------------     ---------------     --------------    -------------
ASSETS
Investments at fair value                         $      3,042       $       3,909       $        124      $     4,369
                                                 --------------     ---------------     --------------    -------------

     Total assets                                 $      3,042       $       3,909       $        124      $     4,369
                                                 ==============     ===============     ==============    =============

NET ASSETS
Accumulation units                                $      3,042       $       3,909       $        124      $     4,369
Contracts in payout (annuitization) period                   -                   -                  -                -
                                                 --------------     ---------------     --------------    -------------

     Total net assets                             $      3,042       $       3,909       $        124      $     4,369
                                                 ==============     ===============     ==============    =============

FUND SHARE INFORMATION
     Number of shares                                  352,937             427,685             11,592          412,147
                                                 ==============     ===============     ==============    =============

     Cost                                         $      3,783       $       4,603       $        117      $     4,680
                                                 ==============     ===============     ==============    =============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                  MFS Variable Insurance Trust Sub-Accounts
                                             ------------------------------------------------------------------------------------

                                             MFS Emerging                              MFS New
                                                Growth           MFS Investors        Discovery      MFS Research     MFS Total
                                                Series          Trust Series (b)       Series           Series      Return Series
                                             ------------      -------------------   ------------   -------------  --------------
ASSETS
Investments at fair value                     $    8,401           $    6,416         $    8,863      $   5,177       $  12,169
                                             ------------         ------------       ------------    -----------     -----------

     Total assets                             $    8,401           $    6,416         $    8,863      $   5,177       $  12,169
                                             ============         ============       ============    ===========     ===========

NET ASSETS
Accumulation units                            $    8,393           $    6,416         $    8,863      $   5,177       $  12,107
Contracts in payout (annuitization) period             8                    -                  -              -              62
                                             ------------         ------------       ------------    -----------     -----------

     Total net assets                         $    8,401           $    6,416         $    8,863      $   5,177       $  12,169
                                             ============         ============       ============    ===========     ===========

FUND SHARE INFORMATION
     Number of shares                            467,268              374,559            580,423        361,555         653,882
                                             ============         ============       ============    ===========     ===========

     Cost                                     $   12,749           $    7,393         $    9,223      $   6,851       $  12,134
                                             ============         ============       ============    ===========     ===========


(b) Previously known as MFS Growth with Income


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                               MFS Variable Insurance Trust
                                               (Service Class) Sub-Accounts             OCC Accumulation Trust Sub-Accounts
                                           ------------------------------------- -------------------------------------------------

                                                  MFS
                                             New Discovery       MFS Utilities                       OCC
                                            Series (Service     Series (Service                  Science and
                                               Class) (a)          Class) (a)     OCC Equity    Technology (c)       OCC Small Cap
                                           -----------------   ----------------- ------------  ----------------     ---------------
ASSETS
Investments at fair value                   $          197      $          428    $    2,193    $          297       $      1,961
                                           ----------------    ----------------  ------------  ----------------     --------------

     Total assets                           $          197      $          428    $    2,193    $          297       $      1,961
                                           ================    ================  ============  ================     ==============

NET ASSETS
Accumulation units                          $          197      $          428    $    2,193    $          297       $      1,961
Contracts in payout (annuitization) period               -                   -             -                 -                  -
                                           ----------------    ----------------  ------------  ----------------     --------------

     Total net assets                       $          197      $          428    $    2,193    $          297       $      1,961
                                           ================    ================  ============  ================     ==============

FUND SHARE INFORMATION
     Number of shares                               12,969              26,910        66,202           124,620             60,791
                                           ================    ================  ============  ================     ==============

     Cost                                   $          168      $          429    $    2,264    $          324       $      1,790
                                           ================    ================  ============  ================     ==============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                      Oppenheimer Variable
                                                     Account Funds (Service                    PIMCO Variable Insurance
                                                   Class ("SC")) Sub-Accounts                     Trust Sub-Accounts
                                              --------------------------------------     ------------------------------------
                                                Oppenheimer          Oppenheimer
                                               International         Main Street
                                                  Growth           Small Cap Growth
                                                 (SC) (a)              (SC) (a)           Foreign Bond        Money Market
                                              ---------------     ------------------     ---------------    -----------------
ASSETS
Investments at fair value                      $          21       $             94       $         650       $       12,856
                                              ---------------     ------------------     ---------------    -----------------

     Total assets                              $          21       $             94       $         650       $       12,856
                                              ===============     ==================     ===============    =================
NET ASSETS
Accumulation units                             $          21       $             94       $         650       $       12,830
Contracts in payout (annuitization) period                 -                      -                   -                   26
                                              ---------------     ------------------     ---------------    -----------------

     Total net assets                          $          21       $             94       $         650       $       12,856
                                              ===============     ==================     ===============    =================
FUND SHARE INFORMATION
     Number of shares                                 19,374                  8,495              67,033           12,855,617
                                              ===============     ==================     ===============    =================

     Cost                                      $          21       $             88       $         639       $       12,856
                                              ===============     ==================     ===============    =================


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                                    Rydex Variable
                                                 PIMCO Variable Insurance                 Putnam Variable                Trust
                                                    Trust Sub-Accounts                  Trust Sub-Accounts            Sub-Account
                                             ---------------------------------  ----------------------------------  ---------------

                                              StocksPLUS                                         VT International
                                              Growth and        Total Return       VT High          Growth and
                                                Income              Bond          Yield (a)          Income (a)      Rydex OTC (c)
                                             ------------     ----------------  -------------    -----------------  ---------------
ASSETS
Investments at fair value                     $    2,569       $        6,425    $       127      $            27    $         200
                                             ------------     ----------------  -------------    -----------------  ---------------

     Total assets                             $    2,569       $        6,425    $       127      $            27    $         200
                                             ============     ================  =============    =================  ===============

NET ASSETS
Accumulation units                            $    2,569       $        6,425    $       127      $            27    $         200
Contracts in payout (annuitization) period             -                    -              -                    -                -
                                             ------------     ----------------  -------------    -----------------  ---------------

     Total net assets                         $    2,569       $        6,425    $       127      $            27    $         200
                                             ============     ================  =============    =================  ===============

FUND SHARE INFORMATION
     Number of shares                            274,783              649,648         15,822                2,732           13,517
                                             ============     ================  =============    =================  ===============

     Cost                                     $    3,046       $        6,393    $       125      $            26    $         196
                                             ============     ================  =============    =================  ===============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                             Salomon Brothers
                                             Variable Series
                                                  Funds
                                               Sub-Account            Scudder Variable Series I Sub-Accounts
                                             ----------------    -------------------------------------------------
                                                                                            Global      Growth and
                                                 Capital          Balanced      Bond       Discovery      Income
                                             ----------------    ----------   ----------   ----------   ----------
ASSETS
Investments at fair value                    $          5,207    $   25,601   $   18,845   $    3,484   $    3,398
                                             ----------------    ----------   ----------   ----------   ----------
     Total assets                            $          5,207    $   25,601   $   18,845   $    3,484   $    3,398
                                             ================    ==========   ==========   ==========   ==========

NET ASSETS
Accumulation units                           $          5,207    $   25,569   $   18,706   $    3,484   $    3,398
Contracts in payout (annuitization) period                  -            32          139            -            -
                                             ----------------    ----------   ----------   ----------   ----------
     Total net assets                        $          5,207    $   25,601   $   18,845   $    3,484   $    3,398
                                             ================    ==========   ==========   ==========   ==========

FUND SHARE INFORMATION
     Number of shares                                 344,816     2,176,984    2,731,175      400,467      381,759
                                             ================    ==========   ==========   ==========   ==========
     Cost                                    $          5,257    $   28,467   $   18,604   $    4,551   $    3,897
                                             ================    ==========   ==========   ==========   ==========


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                                      Strong
                                            Scudder Variable                                                       Opportunity
                                               Series I                                                           Fund II, Inc.
                                              Sub-Accounts         STI Classic Variable Trust Sub-Accounts         Sub-Account
                                             -------------   --------------------------------------------------   -------------

                                                              STI Capital     STI International    STI Value       Opportunity
                                             International    Appreciation          Equity        Income Stock        Fund II
                                             -------------   -------------   ------------------   -------------   -------------
ASSETS
Investments at fair value                    $       3,673   $         751   $            1,041   $       3,456   $      11,873
                                             -------------   -------------   ------------------   -------------   -------------
     Total assets                            $       3,673   $         751   $            1,041   $       3,456   $      11,873
                                             =============   =============   ==================   =============   =============

NET ASSETS
Accumulation units                           $       3,673   $         751   $            1,041   $       3,456   $      11,873
Contracts in payout (annuitization) period               -               -                    -               -               -
                                             -------------   -------------   ------------------   -------------   -------------
     Total net assets                        $       3,673   $         751   $            1,041   $       3,456   $      11,873
                                             =============   =============   ==================   =============   =============

FUND SHARE INFORMATION
     Number of shares                              456,283          42,943              121,766         272,111         610,412
                                             =============   =============   ==================   =============   =============
     Cost                                    $       4,282   $         771   $            1,097   $       3,515   $      14,011
                                             =============   =============   ==================   =============   =============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                      Strong Variable Insurance
                                                       Funds, Inc. Sub-Accounts     T. Rowe Price Equity Series, Inc. Sub-Accounts
                                                   ------------------------------- -------------------------------------------------
                                                                                                     T. Rowe Price     T. Rowe Price
                                                     Discovery     Mid Cap Growth   T. Rowe Price      Mid-Cap          New America
                                                       Fund II         Fund II      Equity Income      Growth            Growth
                                                   --------------- --------------- --------------- ---------------   ---------------
      ASSETS
      Investments at fair value                    $         1,269 $         8,300 $        15,987 $        10,238   $         1,678
                                                   --------------- --------------- --------------- ---------------   ---------------
           Total assets                            $         1,269 $         8,300 $        15,987 $        10,238   $         1,678
                                                   =============== =============== =============== ===============   ===============

      NET ASSETS
      Accumulation units                           $         1,269 $         8,287 $        15,961 $        10,238   $         1,678
      Contracts in payout (annuitization) period                 -              13              26               -                 -
                                                   --------------- --------------- --------------- ---------------   ---------------
           Total net assets                        $         1,269 $         8,300 $        15,987 $        10,238   $         1,678
                                                   =============== =============== =============== ===============   ===============


      FUND SHARE INFORMATION
           Number of shares                                122,922         506,707         833,916         560,676            92,597
                                                   =============== =============== =============== ===============   ===============
           Cost                                    $         1,419 $        12,227 $        16,022 $         9,747   $         2,081
                                                   =============== =============== =============== ===============   ===============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)




                                             T. Rowe Price                                                           Van Kampen
                                             International                                                         Life Investment
                                              Series, Inc.                                                         Trust (Class II)
                                              Sub-Account   The Universal Institutional Funds, Inc. Sub-Accounts     Sub-Account
                                             ------------   ----------------------------------------------------   ----------------
                                             T. Rowe Price                                                         LIT Growth
                                             International                         Mid Cap           Mid Cap       and Income
                                                Stock       High Yield              Growth            Value       (Class II) (a)
                                             ------------   ------------         ------------       ------------   ----------------
ASSETS
Investments at fair value                    $      4,955   $      1,437         $      2,959       $      3,581   $            196
                                             ------------   ------------         ------------       ------------   ----------------
     Total assets                            $      4,955   $      1,437         $      2,959       $      3,581   $            196
                                             ============   ============         ============       ============   ================

NET ASSETS
Accumulation units                           $      4,955   $      1,421         $      2,959       $      3,581   $            196
Contracts in payout (annuitization) period              -             16                    -                  -                  -
                                             ------------   ------------         ------------       ------------   ----------------
     Total net assets                        $      4,955   $      1,437         $      2,959       $      3,581   $            196
                                             ============   ============         ============       ============   ================
FUND SHARE INFORMATION
     Number of shares                             432,009        213,252              338,971            245,920             12,372
                                             ============   ============         ============       ============   ================
     Cost                                    $      5,524   $      1,785         $      4,025       $      3,660   $            189
                                             ============   ============         ============       ============   ================


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                   AIM Variable
                                                  Insurance Funds
                                                    Sub-Account                   The Alger American Fund Sub-Accounts
                                                  --------------   ---------------------------------------------------------------

                                                  AIM V.I. Dent                       Income and     Leveraged          MidCap
                                                  Demographics (a)    Growth            Growth         AllCap           Growth
                                                  --------------   --------------   --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $            -   $           71   $          130  $            -  $            -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                                -             (388)            (431)           (300)           (308)
     Administrative expense                                    -              (34)             (39)            (26)            (27)
                                                  --------------   --------------   --------------  --------------  --------------

         Net investment income (loss)                          -             (351)            (340)           (326)           (335)
                                                  --------------   --------------   --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                       4           10,032           14,104           8,881          21,893
     Cost of investments sold                                  4           13,488           17,415          12,919          27,610
                                                  --------------   --------------   --------------  --------------  --------------

         Realized gains (losses) on fund shares                -           (3,456)          (3,311)         (4,038)         (5,717)

Realized gain distributions                                    -            3,844            2,453             815           9,491
                                                  --------------   --------------   --------------  --------------  --------------

         Net realized gains (losses)                           -              388             (858)         (3,223)          3,774

Change in unrealized gains (losses)                            5           (4,580)          (5,315)         (1,683)         (6,198)
                                                  --------------   --------------   --------------  --------------  --------------

         Net realized and unrealized gains
              (losses) on investments                          5           (4,192)          (6,173)         (4,906)         (2,424)
                                                  --------------   --------------   --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $            5   $       (4,543)  $       (6,513) $       (5,232) $       (2,759)
                                                  ==============   ==============   ==============  ==============  ==============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                                  Fidelity Variable
                                                    The Alger                                                         Insurance
                                                  American Fund                                                      Products Fund
                                                   Sub-Accounts        Federated Insurance Series Sub-Accounts       Sub-Accounts
                                                  --------------- ------------------------------------------------  ---------------
                                                                     Federated
                                                                   Fund for U.S.    Federated
                                                      Small          Government    High Income       Federated       VIP Asset
                                                  Capitalization   Securities II   Bond Fund II   Utility Fund II     Manager
                                                  --------------- --------------- -------------- -----------------  ---------------
 NET INVESTMENT INCOME (LOSS)
 Dividends                                        $            4  $        1,214  $       2,412  $            535   $          891
 Charges from Lincoln Benefit Life Company:
      Mortality and expense risk                            (103)           (481)          (263)             (203)            (259)
      Administrative expense                                 (10)            (48)           (26)              (20)             (28)
                                                  --------------- --------------- -------------- ----------------- ----------------

          Net investment income (loss)                      (109)            685          2,123               312              604
                                                  --------------- --------------- -------------- ----------------- ----------------

 NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
 Realized gains (losses) on fund shares:
      Proceeds from sales                                  9,856          13,616         30,418             3,763            4,280
      Cost of investments sold                            15,162          13,343         33,043             4,504            4,714
                                                  --------------- --------------- -------------- ----------------- ----------------

          Realized gains (losses) on fund shares          (5,306)            273         (2,625)             (741)            (434)

 Realized gain distributions                                   -               -              -                 -              334
                                                  --------------- --------------- -------------- ----------------- ----------------

          Net realized gains (losses)                     (5,306)            273         (2,625)             (741)            (100)

 Change in unrealized gains (losses)                       2,093             525            255            (2,200)          (1,702)
                                                  --------------- --------------- -------------- ----------------- ----------------

          Net realized and unrealized gains
               (losses) on investments                    (3,213)            798         (2,370)           (2,941)          (1,802)
                                                  --------------- --------------- -------------- ----------------- ----------------

 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                  $       (3,322) $        1,483  $        (247) $         (2,629)  $       (1,198)
                                                  =============== =============== ============== =================  ===============





See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                          Fidelity Variable Insurance Products Fund Sub-Accounts
                                                  ---------------------------------------------------------------------------

                                                                    VIP Equity-                                     VIP Money
                                                  VIP Contrafund       Income       VIP Growth    VIP Index 500      Market
                                                  --------------    -----------     ----------    -------------    ----------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         467          1,521      $      70     $        808     $   3,784
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (710)        (1,111)        (1,042)            (927)       (1,197)
     Administrative expense                                 (71)          (116)          (107)             (81)         (112)
                                                  --------------    -----------     ----------    -------------    ----------

         Net investment income (loss)                      (314)           294         (1,079)            (200)        2,475
                                                  --------------    -----------     ----------    -------------    ----------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                 11,811         48,315         27,365           27,178       834,463
     Cost of investments sold                            14,267         49,431         34,160           31,229       834,463
                                                  --------------    -----------     ----------    -------------    ----------
         Realized gains (losses) on fund shares          (2,456)        (1,116)        (6,795)          (4,051)            -

Realized gain distributions                               1,649          4,272          6,559                -             -
                                                  --------------    -----------     ----------    -------------    ----------

         Net realized gains (losses)                       (807)         3,156           (236)          (4,051)            -

Change in unrealized gains (losses)                      (7,843)        (9,340)       (18,021)          (7,070)            -
                                                  --------------    -----------     ----------    -------------    ----------

         Net realized and unrealized gains
              (losses) on investments                    (8,650)        (6,184)       (18,257)         (11,121)            -
                                                  --------------    -----------     ----------    -------------    ----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $      (8,964)    $   (5,890)     $ (19,336)    $    (11,321)    $   2,475
                                                  ==============    ===========     ==========    =============    ==========


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)                                 Fidelity Variable                                                   Goldman Sachs
                                                     Insurance                                                        Variable
                                                   Products Fund        Fidelity Variable Insurance Products        Insurance Trust
                                                    Sub-Accounts         Fund (Service Class 2) Sub-Accounts          Sub-Accounts
                                                 -----------------  ----------------------------------------------- ---------------
                                                                         VIP         VIP Investment
                                                                    Equity-Income      Grade Bond      VIP Overseas     VIT CORE
                                                                       (Service         (Service         (Service      Small Cap
                                                    VIP Overseas     Class 2) (a)     Class 2) (a)     Class 2) (a)      Equity
                                                 -----------------  --------------   ---------------   ------------ ---------------
 NET INVESTMENT INCOME (LOSS)
 Dividends                                       $            909   $           -    $            -   $          -    $         5
 Charges from Lincoln Benefit Life Company:
      Mortality and expense risk                             (202)              -                (1)             -            (20)
      Administrative expense                                  (21)              -                 -              -             (2)
                                                 -----------------  --------------   ---------------   ------------ ---------------

          Net investment income (loss)                        686               -                (1)             -            (17)
                                                 -----------------  --------------   ---------------   ------------ ---------------


 NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
 Realized gains (losses) on fund shares:
      Proceeds from sales                                 168,654               3                 1              -            487
      Cost of investments sold                            170,004               3                 1              -            531
                                                 -----------------  --------------   ---------------   ------------ ---------------

          Realized gains (losses) on fund shares           (1,350)              -                 -              -            (44)

 Realized gain distributions                                1,437               -                 -              -              -
                                                 -----------------  --------------   ---------------   ------------ ---------------

          Net realized gains (losses)                          87               -                 -              -            (44)

 Change in unrealized gains (losses)                       (3,862)              7                (1)             -            111
                                                 -----------------  --------------   ---------------   ------------ ---------------

          Net realized and unrealized gains
               (losses) on investments                     (3,775)              7                (1)             -             67
                                                 -----------------  --------------   ---------------   ------------ ---------------

 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                 $         (3,089)  $           7    $           (2)   $         -    $        50
                                                 =================  ==============   ===============   ============ ===============



(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001




See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)                                  Goldman Sachs
                                                     Variable                                                         J.P. Morgan
                                                  Insurance Trust                                                   Series Trust II
                                                    Sub-Accounts        IAI Retirement Funds, Inc. Sub-Accounts       Sub-Account
                                                 -----------------   ---------------------------------------------  ---------------

                                                 VIT International     Balanced        Regional        Reserve            Small
                                                       Equity        Portfolio (d)   Portfolio (d)   Portfolio (d)        Company
                                                 -----------------   -------------  --------------  --------------   ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $             40    $          50  $          46   $           -    $            1
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                               (35)             (5)            (15)             (1)              (28)
     Administrative expense                                    (3)             (1)             (2)              -                (2)
                                                 -----------------   -------------  --------------  --------------   ---------------

         Net investment income (loss)                           2              44              29              (1)              (29)
                                                 -----------------   -------------  --------------  --------------   ---------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                      348           2,117           6,313             366               646
     Cost of investments sold                                 458           2,294           7,392             365               756
                                                 -----------------   -------------  --------------  --------------   ---------------

         Realized gains (losses) on fund shares              (110)           (177)         (1,079)              1              (110)

Realized gain distributions                                     9               6           1,667               -                 -
                                                 -----------------   -------------  --------------  --------------   ---------------

         Net realized gains (losses)                         (101)           (171)            588               1              (110)

Change in unrealized gains (losses)                          (572)             72            (687)             (1)              (66)
                                                 -----------------   -------------  --------------  --------------   ---------------

         Net realized and unrealized gains
              (losses) on investments                        (673)            (99)            (99)              -              (176)
                                                 -----------------   -------------  --------------  --------------   ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $           (671)   $        (55)  $         (70)  $          (1)   $         (205)
                                                 =================   =============  ==============  ==============   ===============



(d) For the Period Beginning January 1, 2001 and Ended March 15, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                             Janus Aspen Series Sub-Accounts
                                                 ----------------------------------------------------------------------------------

                                                    Aggressive                       Flexible                         Worldwide
                                                      Growth         Balanced         Income          Growth            Growth
                                                 ---------------  ---------------  --------------  --------------  ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $            -   $        2,379   $       1,005   $          70   $           583
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (783)          (1,123)           (218)         (1,339)           (1,604)
     Administrative expense                                 (77)            (109)            (22)           (132)             (160)
                                                 ---------------  ---------------  --------------  --------------  ----------------

         Net investment income (loss)                      (860)           1,147             765          (1,401)           (1,181)
                                                 ---------------  ---------------  --------------  --------------  ----------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                 22,729           15,766           8,915          38,329           117,234
     Cost of investments sold                            36,730           15,869           8,773          47,634           128,500
                                                 ---------------  ---------------  --------------  --------------  ----------------

         Realized gains (losses) on fund shares         (14,001)            (103)            142          (9,305)          (11,266)

Realized gain distributions                                   -                -               -             208                 -
                                                 ---------------  ---------------  --------------  --------------  ----------------

         Net realized gains (losses)                    (14,001)            (103)            142          (9,097)          (11,266)

Change in unrealized gains (losses)                     (21,331)          (6,548)              6         (23,864)          (25,187)
                                                 ---------------  ---------------  --------------  --------------  ----------------

         Net realized and unrealized gains
              (losses) on investments                   (35,332)          (6,651)            148         (32,961)          (36,453)
                                                 ---------------  ---------------  --------------  --------------  ----------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $      (36,192)  $       (5,504)  $         913   $     (34,362)  $       (37,634)
                                                 ===============  ===============  ==============  ==============  ================




See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                                     LSA Variable
                                                       Janus Aspen Series          Lazard Retirement Series, Inc.    Series Trust
                                                   (Service Shares) Sub-Accounts           Sub-Accounts              Sub-Accounts
                                                 --------------------------------  ------------------------------  ----------------

                                                  Global Value      Worldwide
                                                    (Service     Growth (Service    Emerging        International    LSA Aggressive
                                                  Shares) (a)       Shares) (a)      Markets           Equity         Growth (a)
                                                 -------------   ----------------  -----------      -------------  ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $          -    $             -   $       3        $          -   $             -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                             -                  -         (10)                (17)                -
     Administrative expense                                 -                  -          (1)                 (1)                -
                                                 -------------   ----------------  -----------      -------------  ----------------

         Net investment income (loss)                       -                  -          (8)                (18)                -
                                                 -------------   ----------------  -----------      -------------  ----------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                    -                 15         446                 248                 -
     Cost of investments sold                               -                 15         565                 302                 -
                                                 -------------   ----------------  -----------      -------------  ----------------

         Realized gains (losses) on fund shares             -                  -        (119)                (54)                -

Realized gain distributions                                 -                  -           -                   4                 -
                                                 -------------   ----------------  -----------      -------------  ----------------

         Net realized gains (losses)                        -                  -        (119)                (50)                -

Change in unrealized gains (losses)                         -                 15          14                (305)                6
                                                 -------------   ----------------  -----------      -------------  ----------------

         Net realized and unrealized gains
              (losses) on investments                       -                 15        (105)               (355)                6
                                                 -------------   ----------------  -----------      -------------  ----------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $          -    $            15   $    (113)       $       (373)  $             6
                                                 =============   ================  ===========      =============  ================


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001



See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                     LSA Variable Series Trust Sub-Accounts
                                                 -------------------------------------------------------------------------------

                                                                  LSA Basic      LSA Blue        LSA Capital     LSA Disciplined
                                                  LSA Balanced    Value (a)      Chip (a)     Appreciation (a)       Equity
                                                 -------------   ------------   -----------   ----------------   ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         89    $         -    $        -     $            -    $             7
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                           (46)            (1)            -                  -                (33)
     Administrative expense                                (3)             -             -                  -                 (2)
                                                 -------------   ------------   -----------   ----------------   ---------------

         Net investment income (loss)                      40             (1)            -                  -                (28)
                                                 -------------   ------------   -----------   ----------------   ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                  534              1            28                  3                402
     Cost of investments sold                             522              1            28                  3                494
                                                 -------------   ------------   -----------   ----------------   ---------------

         Realized gains (losses) on fund shares            12              -             -                  -                (92)

Realized gain distributions                               242              -             -                  -                  -
                                                 -------------   ------------   -----------   ----------------   ---------------

         Net realized gains (losses)                      254              -             -                  -                (92)

Change in unrealized gains (losses)                      (358)            27             1                  7               (217)
                                                 -------------   ------------   -----------   ----------------   ---------------

         Net realized and unrealized gains
              (losses) on investments                    (104)            27             1                  7               (309)
                                                 -------------   ------------   -----------   ----------------   ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $        (64)   $        26    $        1    $             7    $          (337)
                                                 =============   ============   ===========   ================   ===============



(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001




See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                                          LSA Variable Series Trust Sub-Accounts
                                                  ---------------------------------------------------------------------------------

                                                   LSA Diversified   LSA Emerging     LSA Focused   LSA International   LSA Mid Cap
                                                     Mid Cap (a)     Growth Equity        Equity       Growth Equity      Value (a)
                                                  ----------------   --------------   -----------   -----------------   -----------
 NET INVESTMENT INCOME (LOSS)
 Dividends                                        $             -    $           1    $        2    $              -    $        -
 Charges from Lincoln Benefit Life Company:
      Mortality and expense risk                                -              (31)          (33)                (46)            -
      Administrative expense                                    -               (2)           (2)                 (3)            -
                                                  ----------------   --------------   -----------   -----------------   -----------

          Net investment income (loss)                          -              (32)          (33)                (49)            -
                                                  ----------------   --------------   -----------   -----------------   -----------

 NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
 Realized gains (losses) on fund shares:
      Proceeds from sales                                       -              797           295                 478             2
      Cost of investments sold                                  -            1,330           393                 580             2
                                                  ----------------   --------------   -----------   -----------------   -----------

          Realized gains (losses) on fund shares                -             (533)          (98)               (102)            -

 Realized gain distributions                                    -                -             -                   -             -
                                                  ----------------   --------------   -----------   -----------------   -----------

          Net realized gains (losses)                           -             (533)          (98)               (102)            -

 Change in unrealized gains (losses)                           18               55          (256)               (380)            7
                                                  ----------------   --------------   -----------   -----------------   -----------

          Net realized and unrealized gains
               (losses) on investments                         18             (478)         (354)               (482)            7
                                                  ----------------   --------------   -----------   -----------------   -----------

 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                  $            18    $        (510)   $     (387)   $           (531)   $        7
                                                  ================   ==============   ===========   =================   ===========


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001




See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                  LSA Variable
                                                  Series Trust
                                                  Sub-Accounts               MFS Variable Insurance Trust Sub-Accounts
                                                  -------------  --------------------------------------------------------------

                                                                  MFS Emerging                       MFS New
                                                   LSA Value         Growth       MFS Investors     Discovery     MFS Research
                                                     Equity          Series      Trust Series (b)     Series         Series
                                                  -------------  --------------  ----------------  -------------  -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         22   $           -   $            30   $          -   $          1
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (47)           (110)              (79)          (109)           (65)
     Administrative expense                                 (3)             (8)               (6)            (8)            (5)
                                                  -------------  --------------  ----------------  -------------  -------------

         Net investment income (loss)                      (28)           (118)              (55)          (117)           (69)
                                                  -------------  --------------  ----------------  -------------  -------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                   830           2,117             1,131          6,190          2,202
     Cost of investments sold                              860           3,226             1,270          7,139          2,879
                                                  -------------  --------------  ----------------  -------------  -------------

         Realized gains (losses) on fund shares            (30)         (1,109)             (139)          (949)          (677)

Realized gain distributions                                 97             520               153            267            613
                                                  -------------  --------------  ----------------  -------------  -------------

         Net realized gains (losses)                        67            (589)               14           (682)           (64)

Change in unrealized gains (losses)                       (270)         (2,977)           (1,088)          (145)        (1,236)
                                                  -------------  --------------  ----------------  -------------  -------------

         Net realized and unrealized gains
              (losses) on investments                     (203)         (3,566)           (1,074)          (827)        (1,300)
                                                  -------------  --------------  ----------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $       (231)  $      (3,684)  $        (1,129)  $       (944)  $     (1,369)
                                                  =============  ==============  ================  =============  =============



(b) Previously known as MFS Growth with Income


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)

                                                   MFS Variable
                                                 Insurance Trust     MFS Variable Insurance Trust          OCC Accumulation
                                                   Sub-Accounts      (Service Class) Sub-Accounts         Trust Sub-Accounts
                                                 ---------------  ---------------------------------  ------------------------------
                                                                        MFS
                                                                   New Discovery     MFS Utilities                       OCC
                                                    MFS Total     Series (Service   Series (Service                   Science and
                                                  Return Series      Class) (a)        Class) (a)      OCC Equity    Technology (c)
                                                 ---------------  ---------------  ----------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $          169   $            -   $             -   $           9   $           -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (113)               -                (1)            (24)             (1)
     Administrative expense                                  (9)               -                 -              (2)              -
                                                 ---------------  ---------------  ----------------  --------------  --------------
         Net investment income (loss)                        47                -                (1)            (17)             (1)
                                                 ---------------  ---------------  ----------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                  3,092                -                 5             677              41
     Cost of investments sold                             3,080                -                 5             677              41
                                                 ---------------  ---------------  ----------------  --------------  --------------

         Realized gains (losses) on fund shares              12                -                 -               -               -

Realized gain distributions                                 249                -                 -               8               -
                                                 ---------------  ---------------  ----------------  --------------  --------------

         Net realized gains (losses)                        261                -                 -               8               -

Change in unrealized gains (losses)                        (364)              29                (1)           (182)            (27)
                                                 ---------------  ---------------  ----------------  --------------  --------------

         Net realized and unrealized gains
              (losses) on investments                      (103)              29                (1)           (174)            (27)
                                                 ---------------  ---------------  ----------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $          (56)  $           29   $            (2)  $        (191)  $         (28)
                                                 ===============  ===============  ================  ==============  ==============



(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                OCC Accumulation       Oppenheimer Variable
                                                      Trust           Account Funds (Service      PIMCO Variable Insurance
                                                  Sub-Accounts      Class ("SC")) Sub-Accounts       Trust Sub-Accounts
                                                  -------------  ------------------------------- ---------------------------
                                                                  Oppenheimer   Oppenheimer
                                                                 International  Main Street
                                                                     Growth    Small Cap Growth
                                                  OCC Small Cap     (SC)(a)        (SC)(a)        Foreign Bond    Money Market
                                                  -------------  ------------- -----------------  -------------   ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $          8    $        -     $         -      $        20     $       222
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (19)            -               -               (6)            (88)
     Administrative expense                                 (1)            -               -                -              (7)
                                                  ------------    ------------   ------------     ------------    ------------

         Net investment income (loss)                      (12)            -               -               14             127
                                                  ------------    ------------   ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                   601             -                8             115           3,805
     Cost of investments sold                              587             -                8             114           3,805
                                                  ------------    ------------   ------------     ------------    ------------

         Realized gains (losses) on fund shares             14             -               -                1               -

Realized gain distributions                                 72             -               -                -               -
                                                  ------------    ------------   ------------     ------------    ------------

         Net realized gains (losses)                        86             -               -                1               -

Change in unrealized gains (losses)                         12             -                6              12               -
                                                  ------------    ------------   ------------     ------------    ------------

         Net realized and unrealized gains
              (losses) on investments                       98             -                6              13               -
                                                  ------------    ------------   ------------     ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $         86    $        -     $          6     $        27     $       127
                                                  ============    ============   ============     ============    ============

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                                                                                  Rydex Variable
                                                     PIMCO Variable Insurance               Putnam Variable            Trust
                                                        Trust Sub-Accounts                Trust Sub-Accounts        Sub-Account
                                                  ----------------------------    ------------------------------- --------------

                                                    StocksPLUS                                  VT International
                                                    Growth and   Total Return       VT High        Growth and
                                                      Income         Bond           Yield (a)       Income (a)    Rydex OTC (c)
                                                  -------------   -------------   ------------   --------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         89    $        188    $          -   $          -     $        -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (28)            (54)              -              -              -
     Administrative expense                                 (2)             (4)              -              -              -
                                                  -------------   -------------   ------------   -------------    -----------

         Net investment income (loss)                       59             130               -              -              -
                                                  -------------   -------------   ------------   -------------    -----------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                   612           1,086               2              -             35
     Cost of investments sold                              758           1,057               2              -             35
                                                  -------------   -------------   ------------   -------------    -----------

         Realized gains (losses) on fund shares           (146)             29               -              -              -

Realized gain distributions                                  -             113               -              -              -
                                                  -------------   -------------   ------------   -------------    -----------

         Net realized gains (losses)                      (146)            142               -              -              -

Change in unrealized gains (losses)                       (181)            (32)              2              1              4
                                                  -------------   -------------   ------------   -------------    -----------

         Net realized and unrealized gains
              (losses) on investments                     (327)            110               2              1              4
                                                  -------------   -------------   ------------   -------------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $       (268)   $        240    $          2   $          1    $         4
                                                  =============   =============   ============   =============  =============


(a)  For the Period Beginning August 1, 2001 and Ended December 31, 2001

(c)  For the Period Beginning May 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)                                 Salomon Brothers
                                                 Variable Series
                                                      Funds
                                                   Sub-Account            Scudder Variable Series I Sub-Accounts
                                                 ---------------- -------------------------------------------------------------

                                                                                                      Global         Growth and
                                                     Capital         Balanced         Bond          Discovery         Income
                                                 ---------------- -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         35    $        645    $        426    $          -    $         38
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (57)           (311)           (167)            (49)            (40)
     Administrative expense                                 (4)            (32)            (16)             (4)             (3)
                                                 ---------------- -------------   -------------   -------------   -------------

         Net investment income (loss)                      (26)            302             243             (53)             (5)
                                                 ---------------- -------------   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                   720           5,280           5,176           1,978           1,034
     Cost of investments sold                              731           5,930           5,114           2,381           1,158
                                                 ---------------- -------------   -------------   -------------   -------------

         Realized gains (losses) on fund shares            (11)           (650)             62            (403)           (124)

Realized gain distributions                                 50             992               -              73              72
                                                 ---------------- -------------   -------------   -------------   -------------

         Net realized gains (losses)                        39             342              62            (330)            (52)

Change in unrealized gains (losses)                        (35)         (2,626)             59            (827)           (364)
                                                 ---------------- -------------   -------------   -------------   -------------

         Net realized and unrealized gains
              (losses) on investments                        4          (2,284)            121          (1,157)           (416)
                                                 ---------------- -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $        (22)   $     (1,982)   $        364    $     (1,210)   $       (421)
                                                 ================ =============   =============   =============   =============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)                                                                                                         Strong
                                                Scudder Variable                                                       Opportunity
                                                     Series I                                                         Fund II, Inc.
                                                  Sub-Accounts       STI Classic Variable Trust Sub-Accounts           Sub-Account
                                                ---------------  -------------------------------------------------  ----------------

                                                                   STI Capital  STI International    STI Value        Opportunity
                                                 International    Appreciation         Equity       Income Stock        Fund II
                                                ---------------  --------------- ----------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $           19   $            -   $            -   $           44   $           42
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                            (63)              (5)              (8)             (31)            (115)
     Administrative expense                                 (5)               -               (1)              (2)              (9)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

         Net investment income (loss)                      (49)              (5)              (9)              11              (82)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                               251,495              393            5,845            2,915            4,424
     Cost of investments sold                          252,312              409            5,863            3,024            5,038
                                                ---------------  ---------------  ---------------  ---------------  ---------------

         Realized gains (losses) on fund shares           (817)             (16)             (18)            (109)            (614)

Realized gain distributions                                886               28                1                -            1,748
                                                ---------------  ---------------  ---------------  ---------------  ---------------

         Net realized gains (losses)                        69               12              (17)            (109)           1,134

Change in unrealized gains (losses)                       (267)              (8)             (53)             (76)          (1,708)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

         Net realized and unrealized gains
              (losses) on investments                     (198)               4              (70)            (185)            (574)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                 $         (247)  $           (1)  $          (79)  $         (174)  $         (656)
                                                ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

($ in thousands)

                                                     Strong Variable Insurance
                                                      Funds, Inc. Sub-Accounts      T. Rowe Price Equity Series, Inc. Sub-Accounts
                                                 --------------------------------  -------------------------------------------------

                                                                                                     T. Rowe Price    T. Rowe Price
                                                     Discovery     Mid Cap Growth   T. Rowe Price        Mid-Cap       New America
                                                      Fund II          Fund II      Equity Income        Growth          Growth
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $           35   $            -   $          185   $            -   $            -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                             (56)            (136)            (152)             (97)             (21)
     Administrative expense                                  (5)             (11)             (12)              (8)              (2)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

         Net investment income (loss)                       (26)            (147)              21             (105)             (23)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                                  6,776            9,086            6,681            5,890              847
     Cost of investments sold                             7,804           13,028            6,699            5,902            1,095
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

         Realized gains (losses) on fund shares          (1,028)          (3,942)             (18)             (12)            (248)

Realized gain distributions                                 899                -              225                -               28
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

         Net realized gains (losses)                       (129)          (3,942)             207              (12)            (220)

Change in unrealized gains (losses)                         (29)            (687)            (319)              95              (72)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

         Net realized and unrealized gains
              (losses) on investments                      (158)          (4,629)            (112)              83             (292)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                  $         (184)  $       (4,776)  $          (91)  $          (22)  $         (315)
                                                 ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------

($ in thousands)                                T. Rowe Price                                                          Van Kampen
                                                International                                                       Life Investment
                                                 Series, Inc.                                                       Trust (Class II)
                                                 Sub-Account   The Universal Institutional Funds, Inc. Sub-Accounts   Sub-Account
                                                -------------- ---------------------------------------------------- ----------------

                                                T. Rowe Price                                                        LIT Growth
                                                International                        Mid Cap          Mid Cap        and Income
                                                    Stock        High Yield          Growth            Value        (Class II)(a)
                                                --------------  -------------     --------------   ---------------- ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $         103    $        162      $          -     $          -       $          -
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                           (72)            (19)              (37)             (35)                 -
     Administrative expense                                (6)             (1)               (3)              (3)                 -
                                                --------------  -------------     --------------   -------------    ----------------

         Net investment income (loss)                      25             142               (40)             (38)                 -
                                                --------------  -------------     --------------   -------------    ----------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
     Proceeds from sales                              213,218             705             1,227              617                  3
     Cost of investments sold                         212,508             807             1,589              714                  3
                                                --------------  -------------     --------------   -------------    ----------------

         Realized gains (losses) on fund shares           710            (102)             (362)             (97)                 -

Realized gain distributions                                 -               -                 -                3                  -
                                                --------------  -------------     --------------   -------------    ----------------

         Net realized gains (losses)                      710            (102)             (362)             (94)                 -

Change in unrealized gains (losses)                      (323)           (169)             (557)              56                  7
                                                --------------  -------------     --------------   -------------    ----------------

         Net realized and unrealized gains
              (losses) on investments                     387            (271)             (919)             (38)                 7
                                                --------------  -------------     --------------   -------------    ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                 $         412    $       (129)     $       (959)    $        (76)      $          7
                                                ==============  ==============    ==============   ==============    ===============

(a)  For the Period Beginning August 1, 2001 and Ended December 31, 2001

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands                                  AIM Variable
                                               Insurance Funds
                                                 Sub-Account          The Alger American Fund Sub-Accounts
                                                -------------  --------------------------------------------------------

                                                AIM V.I. Dent
                                                 Demographics            Growth                 Income and Growth
                                                -------------  --------------------------    --------------------------

                                                  2001 (a)        2001           2000            2001           2000
                                                -------------  -----------    -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $          -   $     (351)    $     (493)    $      (340)    $     (444)
Net realized gains (losses)                                -          388          6,204            (858)         7,231
Change in unrealized gains (losses)                        5       (4,580)       (12,443)         (5,315)        (8,319)
                                                -------------  -----------    -----------    ------------    -----------

Increase (decrease) in net assets
  from operations                                          5       (4,543)        (6,732)         (6,513)        (1,532)
                                                -------------  -----------    -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                  84        4,013         14,308           5,428         13,097
Benefit payments                                           -         (212)          (175)           (419)          (360)
Payments on termination                                    -       (2,454)        (3,464)         (2,645)        (2,487)
Loans - net                                                -            1             (5)             (4)             -
Contract administration charges                            -          (18)           (16)            (13)           (10)
Transfers among the sub-accounts
  and with the Fixed Account - net                        14       (3,355)           709          (1,809)         7,045
                                                -------------  -----------    -----------    ------------    -----------

Increase (decrease) in net assets
  from capital transactions                               98       (2,025)        11,357             538         17,285
                                                -------------  -----------    -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS                        103       (6,568)         4,625          (5,975)        15,753

NET ASSETS AT BEGINNING OF PERIOD                          -       34,573         29,948          38,483         22,730
                                                -------------  -----------    -----------    ------------    -----------

NET ASSETS AT END OF PERIOD                     $        103   $   28,005     $   34,573     $    32,508     $   38,483
                                                =============  ===========    ===========    ============    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period                -     2,534,676      1,805,523       2,403,466      1,354,028
       Units issued                                  10,980       590,246      1,600,980       1,072,253      1,461,156
       Units redeemed                                  (426)     (720,355)      (871,827)     (1,026,149)      (411,718)
                                                -------------  -----------    -----------    ------------    -----------
  Units outstanding at end of period                 10,554     2,404,567      2,534,676       2,449,570      2,403,466
                                                =============  ===========    ===========    ============    ===========

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                      The Alger American Fund Sub-Accounts
                                              --------------------------------------------------------------------------------------


                                                    Leveraged AllCap              MidCap Growth             Small Capitalization
                                              --------------------------    --------------------------   ---------------------------

                                                  2001           2000          2001            2000         2001            2000
                                              -----------    -----------    -----------    -----------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                  $     (326)    $     (439)    $     (335)    $     (264)   $      (109)    $     (150)
Net realized gains (losses)                       (3,223)         3,782          3,774          2,045         (5,306)         4,359
Change in unrealized gains (losses)               (1,683)       (13,774)        (6,198)        (2,978)         2,093         (7,964)
                                              -----------    -----------    -----------    -----------   ------------    -----------

Increase (decrease) in net assets
  from operations                                 (5,232)       (10,431)        (2,759)        (1,197)        (3,322)        (3,755)
                                              -----------    -----------    -----------    -----------   ------------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                           2,272         15,835          3,664          8,926          1,014          3,918
Benefit payments                                    (163)          (124)          (329)           (66)          (113)           (59)
Payments on termination                           (1,599)        (2,107)        (1,805)        (1,284)          (476)          (759)
Loans - net                                           (3)             6              1             (1)            (5)           (10)
Contract administration charges                      (20)           (15)           (12)            (5)            (5)            (4)
Transfers among the sub-accounts
  and with the Fixed Account - net                (3,693)         5,115         (6,059)        16,981          1,985          2,880
                                              -----------    -----------    -----------    -----------   ------------    -----------

Increase (decrease) in net assets
  from capital transactions                       (3,206)        18,710         (4,540)        24,551          2,400          5,966
                                              -----------    -----------    -----------    -----------   ------------    -----------

INCREASE (DECREASE) IN NET ASSETS                 (8,438)         8,279         (7,299)        23,354           (922)         2,211

NET ASSETS AT BEGINNING OF PERIOD                 29,633         21,354         31,089          7,735          9,928          7,717
                                              -----------    -----------    -----------    -----------   ------------    -----------

NET ASSETS AT END OF PERIOD                   $   21,195     $   29,633     $   23,790     $   31,089    $     9,006     $    9,928
                                              ===========    ===========    ===========    ===========   ============    ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period     1,769,649        904,469      1,933,528        500,219        877,086        491,199
     Units issued                                526,298      1,503,573        643,609      2,317,237      1,640,531      1,099,283
     Units redeemed                             (713,074)      (638,393)      (959,416)      (883,928)    (1,333,729)      (713,396)
                                              -----------    -----------    -----------    -----------   ------------    -----------
  Units outstanding at end of period           1,582,873      1,769,649      1,617,721      1,933,528      1,183,888        877,086
                                              ===========    ===========    ===========    ===========   ============    ===========

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                  Federated Insurance Series Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                               Federated Fund for U.S.      Federated High Income
                                              Government Securities II            Bond Fund II            Federated Utility Fund II
                                             --------------------------    --------------------------    --------------------------

                                                2001           2000           2001           2000            2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       685    $       406    $     2,123    $     1,381    $       312    $       270
Net realized gains (losses)                          273            (89)        (2,625)        (1,222)          (741)           373
Change in unrealized gains (losses)                  525            859            255         (1,958)        (2,200)        (2,391)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  1,483          1,176           (247)        (1,799)        (2,629)        (1,748)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                           5,688          2,699          2,210          2,456          1,624          3,238
Benefit payments                                    (280)           (67)           (60)          (261)          (297)          (209)
Payments on termination                           (4,261)        (1,001)        (1,926)        (2,823)        (1,380)        (1,786)
Loans - net                                           (2)             -             (3)             -              1              2
Contract administration charges                      (14)            (7)            (7)           (15)            (7)           (16)
Transfers among the sub-accounts
  and with the Fixed Account - net                38,072          2,292          5,217           (996)           789            420
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from capital transactions                       39,203          3,916          5,431         (1,639)           730          1,649
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                 40,686          5,092          5,184         (3,438)        (1,899)           (99)

NET ASSETS AT BEGINNING OF PERIOD                 17,239         12,147         15,734         19,172         16,345         16,444
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $    57,925    $    17,239    $    20,918    $    15,734    $    14,446    $    16,345
                                             ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
  Units outstanding at beginning of period     1,419,834      1,061,383      1,373,875      1,421,294      1,298,519      1,080,900
     Units issued                              4,263,727      1,446,308      2,788,643      1,914,499        393,875        527,192
     Units redeemed                           (1,096,079)    (1,087,857)    (2,191,331)    (1,961,918)      (329,011)      (309,573)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period           4,587,482      1,419,834      1,971,187      1,373,875      1,363,383      1,298,519
                                             ===========    ===========    ===========    ===========    ===========    ===========

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                               Fidelity Variable Insurance Products Fund Sub-Accounts
                                             --------------------------------------------------------------------------------------

                                                  VIP Asset Manager             VIP Contrafund                VIP Equity-Income
                                             --------------------------    --------------------------    --------------------------

                                                2001            2000          2001           2000           2001           2000
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                 $       604    $       407    $      (314)   $      (682)   $       294    $       321
Net realized gains (losses)                         (100)         1,816           (807)         9,484          3,156          6,140
Change in unrealized gains (losses)               (1,702)        (3,464)        (7,843)       (14,200)        (9,340)          (772)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                 (1,198)        (1,241)        (8,964)        (5,398)        (5,890)         5,689
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                           1,636          2,859          5,235         14,042          6,698         10,909
Benefit payments                                    (286)          (126)          (554)          (567)          (583)          (624)
Payments on termination                           (2,739)        (2,461)        (4,037)        (7,498)       (10,400)       (11,954)
Loans - net                                            -              -             (5)            (2)            12            (46)
Contract administration charges                       (9)           (32)           (31)           (55)           (39)          (117)
Transfers among the sub-accounts
  and with the Fixed Account - net                   627             24         (3,582)         1,335          2,099         (2,455)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from capital transactions                         (771)           264         (2,974)         7,255         (2,213)        (4,287)
                                             -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                 (1,969)          (977)       (11,938)         1,857         (8,103)         1,402

NET ASSETS AT BEGINNING OF PERIOD                 22,256         23,233         65,523         63,666         92,438         91,036
                                             -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                  $    20,287    $    22,256    $    53,585    $    65,523    $    84,335    $    92,438
                                             ===========    ===========    ===========    ===========    ===========    ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period     1,504,003      1,408,532      4,022,484      3,327,549      4,910,870      4,656,405
     Units issued                                341,879        389,834        931,916      1,453,912      3,173,484      1,847,933
     Units redeemed                             (351,242)      (294,363)    (1,023,189)      (758,977)    (3,070,753)    (1,593,468)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period           1,494,640      1,504,003      3,931,211      4,022,484      5,013,601      4,910,870
                                             ===========    ===========    ===========    ===========    ===========    ===========

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                 Fidelity Variable Insurance Products Fund Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                        VIP Growth                 VIP Index 500             VIP Money Market
                                                --------------------------  --------------------------  --------------------------

                                                     2001         2000           2001          2000          2001          2000
                                                ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $     (1,079) $     (1,400) $       (200) $       (352) $      2,475  $      3,091
Net realized gains (losses)                             (236)       15,245        (4,051)        1,545             -             -
Change in unrealized gains (losses)                  (18,021)      (28,635)       (7,070)       (9,473)            -             -
                                                ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
     from operations                                 (19,336)      (14,790)      (11,321)       (8,280)        2,475         3,091
                                                ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               5,873        20,438         9,092        24,433        28,427        74,155
Benefit payments                                        (478)         (810)         (524)         (421)       (1,014)         (664)
Payments on termination                               (7,627)       (9,345)       (4,499)       (6,357)      (16,673)       (9,252)
Loans - net                                                -            (1)           (8)           (9)           (1)           47
Contract administration charges                          (48)         (121)          (36)          (35)          (22)          (31)
Transfers among the sub-accounts
     and with the Fixed Account - net                 (2,754)        7,216           630         6,742        12,780       (52,465)
                                                ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net assets
     from capital transactions                        (5,034)       17,377         4,655        24,353        23,497        11,790
                                                ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS                    (24,370)        2,587        (6,666)       16,073        25,972        14,881

NET ASSETS AT BEGINNING OF PERIOD                    100,465        97,878        75,322        59,249        81,027        66,146
                                                ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS AT END OF PERIOD                     $     76,095  $    100,465  $     68,656  $     75,322  $    106,999  $     81,027
                                                ============  ============  ============  ============  ============  ============

UNITS OUTSTANDING
     Units outstanding at beginning of period      4,626,382     3,460,148     6,170,479     4,290,305     6,899,827     5,682,745
        Units issued                               1,443,045     2,207,613     3,210,119     3,178,334    69,574,913    41,714,937
        Units redeemed                            (1,529,511)   (1,041,379)   (2,826,649)   (1,298,160)  (67,495,073)  (40,497,855)
                                                ------------  ------------  ------------  ------------  ------------  ------------
     Units outstanding at end of period            4,539,916     4,626,382     6,553,949     6,170,479     8,979,667     6,899,827
                                                ============  ============  ============  ============  ============  ============






See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                Fidelity Variable Insurance           Fidelity Variable Insurance Products
                                                 Products Fund Sub-Accounts           Fund (Service Class 2) Sub-Accounts
                                                ---------------------------  -----------------------------------------------------
                                                                                    VIP          VIP Investment
                                                                               Equity-Income       Grade Bond       VIP Overseas
                                                        VIP Overseas         (Service Class 2)  (Service Class 2) (Service Class 2)
                                                ---------------------------  -----------------  ----------------- ----------------

                                                    2001           2000            2001 (a)          2001 (a)         2001 (a)
                                                ------------   ------------  ------------------ ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $        686   $         90  $                - $              (1)$              -
Net realized gains (losses)                               87          4,037                   -                 -                -
Change in unrealized gains (losses)                   (3,862)        (8,829)                  7                (1)               -
                                                ------------   ------------  ------------------ ----------------- ----------------

Increase (decrease) in net assets
     from operations                                  (3,089)        (4,702)                  7                (2)               -
                                                ------------   ------------  ------------------ ----------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                 959          2,998                 122               151                1
Benefit payments                                        (179)          (316)                  -                 -                -
Payments on termination                               (1,355)        (6,994)                  -                 -                -
Loans - net                                                3              5                   -                 -                -
Contract administration charges                           (7)           (30)                  -                 -                -
Transfers among the sub-accounts
     and with the Fixed Account - net                    360         (2,358)                 24               207                2
                                                ------------   ------------  ------------------ ----------------- ----------------
Increase (decrease) in net assets
     from capital transactions                          (219)        (6,695)                146               358                3
                                                ------------   ------------  ------------------ ----------------- ----------------

INCREASE (DECREASE) IN NET ASSETS                     (3,308)       (11,397)                153               356                3

NET ASSETS AT BEGINNING OF PERIOD                     17,314         28,711                   -                 -                -
                                                ------------   ------------  ------------------ ----------------- ----------------

NET ASSETS AT END OF PERIOD                     $     14,006   $     17,314  $              153 $             356 $              3
                                                ============   ============  ================== ================= ================


UNITS OUTSTANDING
     Units outstanding at beginning of period      1,150,182      1,458,243                   -                 -                -
        Units issued                              12,166,081      4,691,774              16,194            35,153              285
        Units redeemed                           (12,044,874)    (4,999,835)               (345)              (62)               -
                                                ------------   ------------  ------------------ ----------------- ----------------
     Units outstanding at end of period            1,271,389      1,150,182              15,849            35,091              285
                                                ============   ============  ================== ================= ================


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001



See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                          IAI Retirement Funds, Inc
                                                   Goldman Sachs Variable Insurance Trust Sub-Accounts          Sub-Accounts
                                                -------------------------------------------------------   ------------------------

                                                                                                                   Balanced
                                                VIT CORE Small Cap Equity      VIT International Equity            Portfolio
                                                --------------------------   ---------------------------  ------------------------

                                                    2001           2000           2001           2000       2001 (d)       2000
                                                -----------    -----------    -----------    -----------  -----------    ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $       (17)   $        (8)   $         2    $       (21) $        44    $      38
Net realized gains (losses)                             (44)            50           (101)           139         (171)         259
Change in unrealized gains (losses)                     111            (65)          (572)          (379)          72         (353)
                                                -----------    -----------    -----------    -----------  -----------    ---------

Increase (decrease) in net assets
     from operations                                     50            (23)          (671)          (261)         (55)         (56)
                                                -----------    -----------    -----------    -----------  -----------    ---------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                445            544            921          2,055            7           87
Benefit payments                                        (13)             -            (14)             -          (44)         (12)
Payments on termination                                 (76)           (38)          (103)           (33)         (50)        (267)
Loans - net                                               -              -              -              -            -            -
Contract administration charge                            -              -              -              -            -           (4)
Transfers among the sub-accounts
     and with the Fixed Account - net                    28            533            119            409       (2,018)        (515)
                                                -----------    -----------    -----------    -----------  -----------    ---------

Increase (decrease) in net assets
     from capital transactions                          384          1,039            923          2,431       (2,105)        (711)
                                                -----------    -----------    -----------    -----------  -----------    ---------

INCREASE (DECREASE) IN NET ASSETS                       434          1,016            252          2,170       (2,160)        (767)

NET ASSETS AT BEGINNING OF PERIOD                     1,456            440          2,511            341        2,160        2,927
                                                -----------    -----------    -----------    -----------  -----------    ---------

NET ASSETS AT END OF PERIOD                     $     1,890    $     1,456    $     2,763    $     2,511  $         -    $   2,160
                                                ===========    ===========    ===========    ===========  ===========    =========


UNITS OUTSTANDING
     Units outstanding at beginning of period       119,104         36,103        238,848         27,773      136,970      180,094
        Units issued                                 74,204         96,005        143,913        215,639        4,088       10,362
        Units redeemed                              (43,234)       (13,004)       (39,624)        (4,564)    (141,058)     (53,486)
                                                -----------    -----------    -----------    -----------  -----------    ---------
     Units outstanding at end of period             150,074        119,104        343,137        238,848            -      136,970
                                                ===========    ===========    ===========    ===========  ===========    =========


(d) For the Period Beginning January 1, 2001 and Ended March 15, 2001





See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                               J.P. Morgan
                                                       IAI Retirement Funds, Inc. Sub-Accounts          Series Trust II Sub-Account
                                                ------------------------------------------------------  ---------------------------

                                                          Regional                    Reserve
                                                         Portfolio                   Portfolio                  Small Company
                                                --------------------------  --------------------------  ---------------------------

                                                   2001 (d)       2000        2001 (d)        2000          2001           2000
                                                ------------  ------------  ------------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $         29  $        (94) $         (1) $         17  $        (29) $         (17)
Net realized gains (losses)                              588         2,032             1            (3)         (110)            38
Change in unrealized gains (losses)                     (687)       (1,348)           (1)            3           (66)          (249)
                                                ------------  ------------  ------------  ------------  ------------  -------------

Increase (decrease) in net assets
     from operations                                     (70)          590            (1)           17          (205)          (228)
                                                ------------  ------------  ------------  ------------  ------------  -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                  20           152            12            23           543          1,417
Benefit payments                                           -           (41)            -             -           (31)             -
Payments on termination                                 (160)       (1,091)          (18)          (63)          (62)           (24)
Loans - net                                                -             2             -             -             -              -
Contract administration charges                           (1)          (22)            -            (2)            -
Transfers among the sub-accounts
     and with the Fixed Account - net                 (6,150)       (3,849)         (345)          (72)         (262)           548
                                                ------------  ------------  ------------  ------------  ------------  -------------

Increase (decrease) in net assets
     from capital transactions                        (6,291)       (4,849)         (351)         (114)          188          1,941
                                                ------------  ------------  ------------  ------------  ------------  -------------

INCREASE (DECREASE) IN NET ASSETS                     (6,361)       (4,259)         (352)          (97)          (17)         1,713

NET ASSETS AT BEGINNING OF PERIOD                      6,361        10,620           352           449         2,309            596
                                                ------------  ------------  ------------  ------------  ------------  -------------

NET ASSETS AT END OF PERIOD                     $          -  $      6,361  $          -  $        352  $      2,292  $       2,309
                                                ============  ============  ============  ============  ============  =============

UNITS OUTSTANDING
     Units outstanding at beginning of period        304,285       533,632        28,841        38,476       188,615         42,567
        Units issued                                 119,157        21,570         1,134         3,621        76,133        162,620
        Units redeemed                              (423,442)     (250,917)      (29,975)      (13,256)      (58,193)       (16,572)
                                                ------------  ------------  ------------  ------------  ------------  -------------
     Units outstanding at end of period                    -       304,285             -        28,841       206,555        188,615
                                                ============  ============  ============  ============  ============  =============


(d) For the Period Beginning January 1, 2001 and Ended March 15, 2001





      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                       Janus Aspen Series Sub-Accounts
                                                -----------------------------------------------------------------------------------


                                                    Aggressive Growth             Balanced                      Flexible Income
                                                ------------------------   --------------------------    --------------------------


                                                    2001         2000          2001           2000           2001           2000
                                                -----------  -----------   -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $      (860) $     4,932   $     1,147    $     3,487    $       765    $       589
Net realized gains (losses)                         (14,001)      16,110          (103)         6,078            142           (164)
Change in unrealized gains (losses)                 (21,331)     (67,013)       (6,548)       (12,801)             6            217
                                                -----------  -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from operations                                (36,192)     (45,971)       (5,504)        (3,236)           913            642
                                                -----------  -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              5,516       38,591        10,116         22,515          2,510          2,006
Benefit payments                                       (421)        (472)         (816)          (494)          (234)          (100)
Payments on termination                              (5,271)     (11,446)       (7,829)        (6,765)        (1,588)          (961)
Loans - net                                               1          (73)            2             (7)            (3)            (3)
Contract administration charges                         (47)         (92)          (42)           (55)            (5)            (8)
Transfers among the sub-accounts
     and with the Fixed Account - net                (6,976)      11,441         5,682          6,979          6,080         (2,424)
                                                -----------  -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
     from capital transactions                       (7,198)      37,949         7,113         22,173          6,760         (1,490)
                                                -----------  -----------   -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                   (43,390)      (8,022)        1,609         18,937          7,673           (848)

NET ASSETS AT BEGINNING OF PERIOD                    90,604       98,626        87,374         68,437         13,771         14,619
                                                -----------  -----------   -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                     $    47,214  $    90,604   $    88,983    $    87,374    $    21,444    $    13,771
                                                ===========  ===========   ===========    ===========    ===========    ===========


UNITS OUTSTANDING
     Units outstanding at beginning of period     3,833,877    2,297,490     4,810,237      3,207,742      1,009,602      1,074,532
        Units issued                              1,002,854    2,903,650     1,679,456      2,096,790      1,211,077        309,321
        Units redeemed                           (1,420,067)  (1,367,263)   (1,043,088)      (494,295)      (640,779)      (374,251)
                                                -----------  -----------   -----------    -----------    -----------    -----------
     Units outstanding at end of period           3,416,664    3,833,877     5,446,605      4,810,237      1,579,900      1,009,602
                                                ===========  ===========   ===========    ===========    ===========    ===========



See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                                                           Janus Aspen Series
                                                         Janus Aspen Series Sub-Accounts            (Service Shares) Sub-Accounts
                                                ------------------------------------------------- ---------------------------------
                                                                                                                      Worldwide
                                                                                                    Global Value        Growth
                                                         Growth               Worldwide Growth    (Service Shares) (Service Shares)
                                                ------------------------  ----------------------- ----------------  --------------

                                                    2001         2000         2001        2000        2001 (a)          2001 (a)
                                                -----------  -----------  ----------- ----------- --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $    (1,401) $     1,364  $    (1,181)$     1,094 $            -    $            -
Net realized gains (losses)                          (9,097)      14,286      (11,266)     27,365              -                 -
Change in unrealized gains (losses)                 (23,864)     (39,231)     (25,187)    (59,858)             -                15
                                                -----------  -----------  ----------- ----------- --------------    --------------

Increase (decrease) in net assets
     from operations                                (34,362)     (23,581)     (37,634)    (31,399)             -                15
                                                -----------  -----------  ----------- ----------- --------------    --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              7,194       36,871        9,414      43,746              2               162
Benefit payments                                       (682)      (1,004)        (718)       (904)             -                 -
Payments on termination                              (8,559)     (11,670)     (10,651)    (16,978)             -                 -
Loans - net                                              (5)         (30)           2         (76)             -                 -
Contract administration charges                         (58)         (98)         (68)       (139)             -                 -
Transfers among the sub-accounts
     and with the Fixed Account - net                  (954)      10,381      (14,084)     12,084              6               157
                                                -----------  -----------  ----------- ----------- --------------    --------------

Increase (decrease) in net assets
     from capital transactions                       (3,064)      34,450      (16,105)     37,733              8               319
                                                -----------  -----------  ----------- ----------- --------------    --------------

INCREASE (DECREASE) IN NET ASSETS                   (37,426)      10,869      (53,739)      6,334              8               334

NET ASSETS AT BEGINNING OF PERIOD                   124,527      113,658      160,767     154,433              -                 -
                                                -----------  -----------  ----------- ----------- --------------    --------------

NET ASSETS AT END OF PERIOD                     $    87,101  $   124,527  $   107,028 $   160,767 $            8    $          334
                                                ===========  ===========  =========== =========== ==============    ==============


UNITS OUTSTANDING
     Units outstanding at beginning of period     6,372,911    4,232,439    7,440,950   4,995,500              -                 -
        Units issued                              2,280,585    3,699,919    4,633,458   9,874,259            736            36,284
        Units redeemed                           (2,550,884)  (1,559,447)  (5,257,281) (7,428,809)            (1)           (1,637)
                                                -----------  -----------  ----------- ----------- --------------    --------------
     Units outstanding at end of period           6,102,612    6,372,911    6,817,127   7,440,950            735            34,647
                                                ===========  ===========  =========== =========== ==============    ==============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001





      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)                                                                                     LSA Variable
                                                                                                     Series Trust
                                                   Lazard Retirement Series, Inc. Sub-Accounts       Sub-Accounts
                                                ------------------------------------------------    ---------------

                                                                                                     LSA Aggressive
                                                    Emerging Markets       International Equity         Growth
                                                ----------------------    ----------------------    ---------------

                                                     2001         2000         2001         2000           2001 (a)
                                                ---------    ---------    ---------    ---------    ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $      (8)   $      (5)   $     (18)   $      (6)   $             -
Net realized gains (losses)                          (119)         (25)         (50)           4                  -
Change in unrealized gains (losses)                    14         (161)        (305)         (80)                 6
                                                ---------    ---------    ---------    ---------    ---------------

Increase (decrease) in net assets
     from operations                                 (113)        (191)        (373)         (82)                 6
                                                ---------    ---------    ---------    ---------    ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              147          451          457          872                 29
Benefit payments                                      (31)           -            -          (13)                 -
Payments on termination                               (23)          (6)         (98)         (33)                 -
Loans - net                                             -            -            -            -                  -
Contract administration charges                         -            -            -            -                  -
Transfers among the sub-accounts
     and with the Fixed Account - net                 192          124          130          212                153
                                                ---------    ---------    ---------    ---------    ---------------

Increase (decrease) in net assets
     from capital transactions                        285          569          489        1,038                182
                                                ---------    ---------    ---------    ---------    ---------------

INCREASE (DECREASE) IN NET ASSETS                     172          378          116          956                188

NET ASSETS AT BEGINNING OF PERIOD                     572          194        1,308          352                  -
                                                ---------    ---------    ---------    ---------    ---------------

NET ASSETS AT END OF PERIOD                     $     744    $     572    $   1,424    $   1,308    $           188
                                                =========    =========    =========    =========    ===============


UNITS OUTSTANDING
     Units outstanding at beginning of period      60,820       14,612      130,655       31,271                  -
        Units issued                               75,667      118,340       89,435      118,045             20,019
        Units redeemed                            (51,882)     (72,132)     (30,006)     (18,661)               (19)
                                                ---------    ---------    ---------    ---------    ---------------
     Units outstanding at end of period            84,605       60,820      190,084      130,655             20,000
                                                =========    =========    =========    =========    ===============


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001





See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                LSA Variable Series Trust Sub-Accounts
                                                -------------------------------------------------------------------

                                                                          LSA Basic                    LSA Capital
                                                     LSA Balanced           Value      LSA Blue Chip   Appreciation
                                                ----------------------    ---------    -------------   ------------

                                                   2001         2000       2001 (a)       2001 (a)       2001 (a)
                                                ---------    ---------    ---------    -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $      40    $      46    $      (1)   $           -   $          -
Net realized gains (losses)                           254           92            -                -              -
Change in unrealized gains (losses)                  (358)          22           27                1              7
                                                ---------    ---------    ---------    -------------   ------------

Increase (decrease) in net assets
     from operations                                  (64)         160           26                1              7
                                                ---------    ---------    ---------    -------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            1,796        1,959          361              171             68
Benefit payments                                     (107)           -            -                -              -
Payments on termination                              (156)         (33)           -                -              -
Loans - net                                             -            -            -                -              -
Contract administration charges                        (1)           -            -                -              -
Transfers among the sub-accounts
     and with the Fixed Account - net               1,251           (1)          34               33             14
                                                ---------    ---------    ---------    -------------   ------------

Increase (decrease) in net assets
     from capital transactions                      2,783        1,925          395              204             82
                                                ---------    ---------    ---------    -------------   ------------

INCREASE (DECREASE) IN NET ASSETS                   2,719        2,085          421              205             89

NET ASSETS AT BEGINNING OF PERIOD                   2,163           78            -                -              -
                                                ---------    ---------    ---------    -------------   ------------

NET ASSETS AT END OF PERIOD                     $   4,882    $   2,163    $     421    $         205   $         89
                                                =========    =========    =========    =============   ============


UNITS OUTSTANDING
     Units outstanding at beginning of period     193,782        7,512            -                -              -
        Units issued                              287,248      211,670       43,953           23,851          9,203
        Units redeemed                            (42,807)     (25,400)         (83)          (2,861)          (312)
                                                ---------    ---------    ---------    -------------   ------------
     Units outstanding at end of period           438,223      193,782       43,870           20,990          8,891
                                                =========    =========    =========    =============   ============

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001





See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                                             LSA Variable Series Trust Sub-Accounts
                                                          -----------------------------------------------------------------------

                                                                                      LSA Diversified
                                                           LSA Disciplined Equity          Mid Cap     LSA Emerging Growth Equity
                                                          ------------------------    ---------------  --------------------------


                                                             2001          2000           2001 (a)        2001            2000
                                                          ----------    ----------    ---------------  ----------      ----------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                        $      (28)   $      (10)   $             -  $      (32)     $      (27)
      Net realized gains (losses)                                (92)           15                  -        (533)            507
      Change in unrealized gains (losses)                       (217)         (226)                18          55          (1,361)
                                                          ----------    ----------    ---------------  ----------      ----------

      Increase (decrease) in net assets
           from operations                                      (337)         (221)                18        (510)           (881)
                                                          ----------    ----------    ---------------  ----------      ----------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                                   683         1,816                209         640           2,149
      Benefit payments                                             -             -                  -           -             (11)
      Payments on termination                                    (97)           (9)                 -         (88)            (39)
      Loans - net                                                  -             -                  -           -               -
      Contract administration charges                             (1)            -                  -          (1)              -
      Transfers among the sub-accounts
           and with the Fixed Account - net                      537           335                 10        (272)          1,032
                                                          ----------    ----------    ---------------  ----------      ----------

      Increase (decrease) in net assets
           from capital transactions                           1,122         2,142                219         279           3,131
                                                          ----------    ----------    ---------------  ----------      ----------

      INCREASE (DECREASE) IN NET ASSETS                          785         1,921                237        (231)          2,250

      NET ASSETS AT BEGINNING OF PERIOD                        2,066           145                  -       2,625             375
                                                          ----------    ----------    ---------------  ----------      ----------

      NET ASSETS AT END OF PERIOD                         $    2,851    $    2,066    $           237  $    2,394      $    2,625
                                                          ==========    ==========    ===============  ==========      ==========


      UNITS OUTSTANDING
           Units outstanding at beginning of period          205,223        12,619                  -     218,264          21,450
              Units issued                                   165,928       219,754             23,747     107,661         200,533
              Units redeemed                                 (46,530)      (27,150)               (37)    (80,063)         (3,719)
                                                          ----------    ----------    ---------------  ----------      ----------
           Units outstanding at end of period                324,621       205,223             23,710     245,862         218,264
                                                          ==========    ==========    ===============  ==========      ==========


     (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001




     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)

                                                             LSA Variable Series Trust Sub-Accounts
                                                ------------------------------------------------------------------------

                                                                                                             LSA Mid Cap
                                                  LSA Focused Equity      LSA International Growth Equity       Value
                                                ----------------------    -------------------------------    -----------

                                                     2001         2000              2001             2000     2001 (a)
                                                ---------    ---------    --------------    -------------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $     (33)   $     (21)   $          (49)   $         (24)   $        -
Net realized gains (losses)                           (98)         103              (102)             104             -
Change in unrealized gains (losses)                  (256)        (496)             (380)            (326)            7
                                                ---------    ---------    --------------    -------------    ----------

Increase (decrease) in net assets
     from operations                                 (387)        (414)             (531)            (246)            7
                                                ---------    ---------    --------------    -------------    ----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              531        1,883             1,204            2,550           106
Benefit payments                                        -            -               (10)               -             -
Payments on termination                              (129)         (28)             (170)             (26)            -
Loans - net                                             -            -                 -                -             -
Contract administration charges                        (1)           -                (1)               -             -
Transfers among the sub-accounts
     and with the Fixed Account - net                 700          355               487              306            11
                                                ---------    ---------    --------------    -------------    ----------

Increase (decrease) in net assets
     from capital transactions                      1,101        2,210             1,510            2,830           117
                                                ---------    ---------    --------------    -------------    ----------

INCREASE (DECREASE) IN NET ASSETS                     714        1,796               979            2,584           124

NET ASSETS AT BEGINNING OF PERIOD                   2,328          532             2,930              346             -
                                                ---------    ---------    --------------    -------------    ----------

NET ASSETS AT END OF PERIOD                     $   3,042    $   2,328    $        3,909    $       2,930    $      124
                                                =========    =========    ==============    =============    ==========


UNITS OUTSTANDING
     Units outstanding at beginning of period     214,548       42,587           265,908           28,296             -
        Units issued                              153,932      188,948           203,833          256,747        11,765
        Units redeemed                            (32,458)     (16,987)          (50,544)         (19,135)         (161)
                                                ---------    ---------    --------------    -------------    ----------
     Units outstanding at end of period           336,022      214,548           419,197          265,908        11,604
                                                =========    =========    ==============    =============    ==========


(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001





See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                          LSA Variable Series
                                                           Trust Sub-Accounts         MFS Variable Insurance Trust Sub-Accounts
                                                         -----------------------   ------------------------------------------------

                                                                                        MFS Emerging             MFS Investors
                                                             LSA Value Equity           Growth Series           Trust Series (b)
                                                         -----------------------   -----------------------   ----------------------

                                                            2001         2000         2001         2000         2001        2000
                                                         ----------   ----------   ----------   ----------   ----------   ---------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                        $    (28)    $     (2)   $    (118)    $   (121)   $     (55)   $    (49)
      Net realized gains (losses)                               67          165         (589)         578           14          54
      Change in unrealized gains (losses)                     (270)         (46)      (2,977)      (2,923)      (1,088)        (74)
                                                         ----------   ----------   ----------   ----------   ----------   ---------

      Increase (decrease) in net assets
           from operations                                    (231)         117       (3,684)      (2,466)      (1,129)        (69)
                                                         ----------   ----------   ----------   ----------   ----------   ---------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                               1,563        1,774        1,704        6,314        1,195       1,314
      Benefit payments                                         (67)         (15)         (44)         (48)        (151)         (9)
      Payments on termination                                 (161)         (42)        (403)        (249)        (330)       (239)
      Loans - net                                                -            -            -            -            -           -
      Contract administration charges                           (1)           -           (6)          (2)          (3)         (2)
      Transfers among the sub-accounts
           and with the Fixed Account - net                    949          293          644        2,114          680       1,267
                                                         ----------   ----------   ----------   ----------   ----------   ---------

      Increase (decrease) in net assets
           from capital transactions                         2,283        2,010        1,895        8,129        1,391       2,331
                                                         ----------   ----------   ----------   ----------   ----------   ---------

      INCREASE (DECREASE) IN NET ASSETS                      2,052        2,127       (1,789)       5,663          262       2,262

      NET ASSETS AT BEGINNING OF PERIOD                      2,317          190       10,190        4,527        6,154       3,892
                                                         ----------   ----------   ----------   ----------   ----------   ---------

      NET ASSETS AT END OF PERIOD                         $  4,369     $  2,317    $   8,401    $  10,190    $   6,416    $  6,154
                                                         ==========   ==========   ==========   ==========   ==========   =========


      UNITS OUTSTANDING
           Units outstanding at beginning of period        184,697       17,215      668,411      221,207      531,245     330,515
             Units issued                                  254,953      181,288      382,618      531,827      251,882     257,634
             Units redeemed                                (66,716)     (13,806)    (199,062)     (84,623)    (111,276)    (56,904)
                                                         ----------   ----------   ----------   ----------   ----------   ---------
           Units outstanding at end of period              372,934      184,697      851,967      668,411      671,851     531,245
                                                         ==========   ==========   ==========   ==========   ==========   =========

      (b) Previously known as MFS Growth with Income


      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                         MFS Variable Insurance Trust Sub-Accounts
                                                          --------------------------------------------------------------------------

                                                                 MFS New                    MFS
                                                             Discovery Series          Research Series      MFS Total Return Series
                                                          ----------------------   ----------------------   ------------------------

                                                             2001        2000         2001        2000         2001          2000
                                                          ----------   ---------   ----------   ---------   -----------   ----------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                        $    (117)    $   (78)    $    (69)    $   (55)    $      47     $     19
      Net realized gains (losses)                              (682)        209          (64)        258           261          161
      Change in unrealized gains (losses)                      (145)       (733)      (1,236)       (751)         (364)         405
                                                          ----------   ---------   ----------   ---------   -----------   ----------

      Increase (decrease) in net assets
           from operations                                     (944)       (602)      (1,369)       (548)          (56)         585
                                                          ----------   ---------   ----------   ---------   -----------   ----------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                                1,374       4,579        1,378       2,275         4,238        1,376
      Benefit payments                                         (242)        (48)          (4)        (35)          (90)         (22)
      Payments on termination                                  (458)       (320)        (295)       (203)       (1,156)        (161)
      Loans - net                                                 -           -            -           -             -            -
      Contract administration charges                            (4)         (1)          (2)         (1)           (3)          (1)
      Transfers among the sub-accounts
           and with the Fixed Account - net                    (803)      4,215         (261)      2,043         4,460          688
                                                          ----------   ---------   ----------   ---------   -----------   ----------

      Increase (decrease) in net assets
           from capital transactions                           (133)      8,425          816       4,079         7,449        1,880
                                                          ----------   ---------   ----------   ---------   -----------   ----------

      INCREASE (DECREASE) IN NET ASSETS                      (1,077)      7,823         (553)      3,531         7,393        2,465

      NET ASSETS AT BEGINNING OF PERIOD                       9,940       2,117        5,730       2,199         4,776        2,311
                                                          ----------   ---------   ----------   ---------   -----------   ----------

      NET ASSETS AT END OF PERIOD                         $   8,863    $  9,940    $   5,177    $  5,730    $   12,169    $   4,776
                                                          ==========   =========   ==========   =========   ===========   ==========


      UNITS OUTSTANDING
           Units outstanding at beginning of period         590,884     108,995      453,042     162,347       387,825      214,224
             Units issued                                   419,115     577,599      272,846     377,001       863,349      383,556
             Units redeemed                                (437,037)    (95,710)    (190,249)    (86,306)     (247,178)    (209,955)
                                                          ----------   ---------   ----------   ---------   -----------   ----------
           Units outstanding at end of period               572,962     590,884      535,639     453,042     1,003,996      387,825
                                                          ==========   =========   ==========   =========   ===========   ==========

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                         MFS Variable Insurance Trust
                                                         (Service Class) Sub-Accounts         OCC Accumulation Trust Sub-Accounts
                                                       ---------------------------------   -----------------------------------------
                                                           MFS New            MFS                                            OCC
                                                       Discovery Series Utilities Series                                 Science and
                                                        (Service Class)  (Service Class)            OCC Equity           Technology
                                                       ---------------------------------   ---------------------------   -----------

                                                           2001 (a)          2001 (a)          2001           2000        2001 (c)
                                                       ---------------   ---------------   ------------   ------------   -----------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                      $           -     $         (1)    $      (17)    $       (7)    $      (1)
      Net realized gains (losses)                                   -                -              8             23             -
      Change in unrealized gains (losses)                          29               (1)          (182)           111           (27)
                                                       ---------------   ---------------   ------------   ------------   -----------

      Increase (decrease) in net assets
           from operations                                         29               (2)          (191)           127           (28)
                                                       ---------------   ---------------   ------------   ------------   -----------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                                    166              235          1,115          1,431           297
      Benefit payments                                              -                -             (5)             -             -
      Payments on termination                                       -                -           (212)           (43)           (8)
      Loans - net                                                   -                -              -              -             -
      Contract administration charges                               -                -             (1)             -             -
      Transfers among the sub-accounts
           and with the Fixed Account - net                         2              195            100           (189)           36
                                                       ---------------   ---------------   ------------   ------------   -----------

      Increase (decrease) in net assets
           from capital transactions                              168              430            997          1,199           325
                                                       ---------------   ---------------   ------------   ------------   -----------

      INCREASE (DECREASE) IN NET ASSETS                           197              428            806          1,326           297

      NET ASSETS AT BEGINNING OF PERIOD                             -                -          1,387             61             -
                                                       ---------------   ---------------   ------------   ------------   -----------

      NET ASSETS AT END OF PERIOD                       $         197     $        428     $    2,193     $    1,387     $     297
                                                       ===============   ===============   ============   ============   ===========
      UNITS OUTSTANDING
           Units outstanding at beginning of period                 -                -        120,642          5,784             -
             Units issued                                      19,134           48,364        150,264        167,655        85,572
             Units redeemed                                       (46)            (567)       (62,754)       (52,797)       (8,653)
                                                       ---------------   --------------   ------------   ------------   -----------
           Units outstanding at end of period                  19,088           47,797        208,152        120,642        76,919
                                                       ===============   ==============   ============   ============   ===========

      (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

      (c) For the Period Beginning May 1, 2001 and Ended December 31, 2001



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)                                                                   Oppenheimer Variable           PIMCO Variable
                                                        OCC Accumulation          Account Funds (Service          Insurance Trust
                                                       Trust Sub-Accounts        Class ("SC")) Sub-Accounts        Sub-Accounts
                                                       ----------------------   ----------------------------   ---------------------
                                                                                                Oppenheimer
                                                                                 Oppenheimer    Main Street
                                                                                International    Small Cap
                                                           OCC Small Cap         Growth (SC)     Growth (SC)        Foreign Bond
                                                       ----------------------   -------------   ------------   ---------------------


                                                         2001         2000         2001 (a)       2001 (a)       2001        2000
                                                       ---------   ----------   -------------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                     $    (12)   $      (8)      $       -       $      -    $     14    $      9
      Net realized gains (losses)                            86           79               -              -           1           8
      Change in unrealized gains (losses)                    12          159               -              6          12          (1)
                                                       ---------   ----------   -------------   ------------   ---------   ---------

      Increase (decrease) in net assets
           from operations                                   86          230               -              6          27          16
                                                       ---------   ----------   -------------   ------------   ---------   ---------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                              641          401              18             68         122          76
      Benefit payments                                       (3)           -               -              -          (4)          -
      Payments on termination                               (92)         (31)              -              -         (26)         (6)
      Loans - net                                             -            -               -              -           -           -
      Contract administration charges                         -            -               -              -           -           -
      Transfers among the sub-accounts
           and with the Fixed Account - net                 324          405               3             20         187          76
                                                       ---------   ----------   -------------   ------------   ---------   ---------

      Increase (decrease) in net assets
           from capital transactions                        870          775              21             88         279         146
                                                       ---------   ----------   -------------   ------------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS                     956        1,005              21             94         306         162
      NET ASSETS AT BEGINNING OF PERIOD                   1,005            -               -              -         344         182
                                                       ---------   ----------   -------------   ------------   ---------   ---------
      NET ASSETS AT END OF PERIOD                      $  1,961    $   1,005       $      21       $     94    $    650    $    344
                                                       =========   ==========   =============   ============   =========   =========


      UNITS OUTSTANDING
           Units outstanding at beginning of period      66,388            -               -              -      31,299      17,747
             Units issued                                92,758      167,823           2,302          9,912      34,891      14,269
             Units redeemed                             (36,462)    (101,435)             (3)          (794)    (10,042)       (717)
                                                       ---------   ----------   -------------   ------------   ---------   ---------
           Units outstanding at end of period           122,684       66,388           2,299          9,118      56,148      31,299
                                                       =========   ==========   =============   ============   =========   =========

      (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                      PIMCO Variable Insurance Trust Sub-Accounts
                                                        ------------------------------------------------------------------------


                                                                                        StocksPLUS
                                                              Money Market           Growth and Income       Total Return Bond
                                                        ------------------------   ---------------------   ---------------------

                                                           2001          2000        2001        2000        2001        2000
                                                        -----------   ----------   ---------   ---------   ---------   ---------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                      $      127    $     138    $     59    $     67    $    130    $     66
      Net realized gains (losses)                                -            -        (146)         60         142           1
      Change in unrealized gains (losses)                        -            -        (181)       (296)        (32)         63
                                                        -----------   ----------   ---------   ---------   ---------   ---------

      Increase (decrease) in net assets
           from operations                                     127          138        (268)       (169)        240         130
                                                        -----------   ----------   ---------   ---------   ---------   ---------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                               7,283        7,188         807       1,705       2,635       1,701
      Benefit payments                                          (2)           -          (9)        (14)        (25)          -
      Payments on termination                                 (581)        (111)       (154)        (41)       (176)        (34)
      Loans - net                                                -            -           -           -           -           -
      Contract administration charges                           (1)           -          (1)          -          (1)          -
      Transfers among the sub-accounts
           and with the Fixed Account - net                  1,696       (3,447)        324         240       1,116         287
                                                        -----------   ----------   ---------   ---------   ---------   ---------

      Increase (decrease) in net assets
           from capital transactions                         8,395        3,630         967       1,890       3,549       1,954
                                                        -----------   ----------   ---------   ---------   ---------   ---------

      INCREASE (DECREASE) IN NET ASSETS                      8,522        3,768         699       1,721       3,789       2,084

      NET ASSETS AT BEGINNING OF PERIOD                      4,334          566       1,870         149       2,636         552
                                                        -----------   ----------   ---------   ---------   ---------   ---------

      NET ASSETS AT END OF PERIOD                       $   12,856    $   4,334    $  2,569    $  1,870    $  6,425    $  2,636
                                                        ===========   ==========   =========   =========   =========   =========


      UNITS OUTSTANDING
           Units outstanding at beginning of period        411,588       56,127     180,120      12,797     239,631      54,733
             Units issued                                1,129,025      762,741     166,710     221,734     406,019     204,595
             Units redeemed                               (345,025)    (407,280)    (63,200)    (54,411)    (92,193)    (19,697)
                                                        -----------   ----------   ---------   ---------   ---------   ---------
           Units outstanding at end of period            1,195,588      411,588     283,630     180,120     553,457     239,631
                                                        ===========   ==========   =========   =========   =========   =========


      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)                                                                            Rydex
                                                                                           Variable
                                                               Putnam Variable               Trust      Salomon Brothers Variable
                                                             Trust Sub-Accounts           Sub-Account   Series Funds Sub-Account
                                                      ---------------------------------   -----------   -------------------------

                                                                      VT International
                                                                         Growth and
                                                      VT High Yield        Income          Rydex OTC             Capital
                                                      -------------   -----------------   -----------   -------------------------

                                                           2001 (a)        2001 (a)         2001 (c)        2001          2000
                                                      -------------   -----------------   -----------   ------------   ----------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                     $         -     $             -     $       -     $      (26)    $     (7)
      Net realized gains (losses)                                -                   -             -             39          155
      Change in unrealized gains (losses)                        2                   1             4            (35)          (7)
                                                      -------------   -----------------   -----------   ------------   ----------

      Increase (decrease) in net assets
           from operations                                       2                   1             4            (22)         141
                                                      -------------   -----------------   -----------   ------------   ----------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                                 103                  20           163          1,878        2,089
      Benefit payments                                           -                   -             -            (77)         (15)
      Payments on termination                                    -                   -            (2)          (206)         (30)
      Loans - net                                                -                   -             -              -            -
      Contract administration charges                            -                   -             -             (1)           -
      Transfers among the sub-accounts
           and with the Fixed Account - net                     22                   6            35            865           17
                                                      -------------   -----------------   -----------   ------------   ----------

      Increase (decrease) in net assets
           from capital transactions                           125                  26           196          2,459        2,061
                                                      -------------   -----------------   -----------   ------------   ----------

      INCREASE (DECREASE) IN NET ASSETS                        127                  27           200          2,437        2,202

      NET ASSETS AT BEGINNING OF PERIOD                          -                   -             -          2,770          568
                                                      -------------   -----------------   -----------   ------------   ----------

      NET ASSETS AT END OF PERIOD                      $       127     $            27     $     200     $    5,207     $  2,770
                                                      =============   =================   ===========   ============   ==========


      UNITS OUTSTANDING
           Units outstanding at beginning of period              -                   -             -        206,125       49,256
             Units issued                                   13,071               2,819        34,029        234,573      172,165
             Units redeemed                                   (180)                 (3)       (4,655)       (53,650)     (15,296)
                                                      -------------   -----------------   -----------   ------------   ----------
           Units outstanding at end of period               12,891               2,816        29,374        387,048      206,125
                                                      =============   =================   ===========   ============   ==========

      (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

      (c) For the Period Beginning May 1, 2001 and Ended December 31, 2001



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                   Scudder Variable Series I Sub-Accounts
                                                ----------------------------------------------------------------------------------


                                                        Balanced                      Bond                    Global Discovery
                                                --------------------------  --------------------------  --------------------------

                                                    2001          2000          2001          2000          2001          2000
                                                ------------  ------------  -----------   ------------  ------------  ------------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)               $      302    $      71    $      243     $      300     $     (53)   $     (18)
      Net realized gains (losses)                       342        3,546            62            (62)         (330)          15
      Change in unrealized gains (losses)            (2,626)      (4,481)           59            457          (827)        (418)
                                                ------------  -----------  ------------   ------------   -----------  ------------

      Increase (decrease) in net assets
           from operations                           (1,982)        (864)          364            695        (1,210)        (421)
                                                ------------  -----------  ------------   ------------   ------------  -----------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                        2,886        4,244         3,172          1,517           547        2,773
      Benefit payments                                 (256)        (136)         (265)          (100)           (8)         (13)
      Payments on termination                        (2,522)      (2,516)       (1,858)          (615)         (126)         (83)
      Loans - net                                         1            2             1             (2)            -            -
      Contract administration charges                   (10)         (25)           (4)            (7)           (1)           -
      Transfers among the sub-accounts
           and with the Fixed Account - net           1,599          647         8,757           (694)         (748)       1,246
                                                ------------   ----------   -----------   ------------   ------------  -----------

      Increase (decrease) in net assets
           from capital transactions                  1,698        2,216         9,803             99          (336)       3,923
                                                ------------   ----------   -----------   ------------   ------------  -----------

      INCREASE (DECREASE) IN NET ASSETS                (284)       1,352        10,167            794        (1,546)       3,502

      NET ASSETS AT BEGINNING OF PERIOD              25,885       24,533         8,678          7,884         5,030        1,528
                                                ------------   ----------   -----------   ------------   ------------  -----------

      NET ASSETS AT END OF PERIOD                $   25,601     $ 25,885     $  18,845     $    8,678     $   3,484     $  5,030
                                                ============   ==========   ===========   ============   ============  ===========

      UNITS OUTSTANDING
           Units outstanding at beginning
                of period                         1,531,949    1,281,344       719,637        683,613       311,566       86,747
             Units issued                           603,240      516,509     1,302,975        268,570       144,229      425,268
             Units redeemed                        (373,106)    (265,904)     (463,762)      (232,546)     (157,671)    (200,449)
                                                ------------   ----------   -----------   ------------   ------------  -----------
           Units outstanding at end of period     1,762,083    1,531,949     1,558,850        719,637       298,124      311,566
                                                ============   ==========   ===========   ============   ============  ===========



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                                                        STI Classic Variable
                                                      Scudder Variable Series I Sub-Accounts             Trust Sub-Accounts
                                              ------------------------------------------------------  --------------------------


                                                   Growth and Income            International          STI Capital Appreciation
                                              --------------------------  --------------------------  --------------------------


                                                  2001          2000          2001          2000          2001          2000
                                              ------------  ------------  -----------   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                   $       (5)    $     (3)    $     (49)    $      (29)    $       (5)   $      (4)
Net realized gains (losses)                           (52)          32            69            448             12            8
Change in unrealized gains (losses)                  (364)        (144)         (267)          (670)            (8)          (8)
                                              ------------   ----------   -----------   ------------   ------------  -----------

Increase (decrease) in net assets
     from operations                                 (421)        (115)         (247)          (251)            (1)          (4)
                                              ------------   ----------   -----------   ------------   ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              700        1,337           563          1,542            317          160
Benefit payments                                     (156)         (52)          (13)            (4)             -            -
Payments on termination                              (277)        (108)         (373)          (159)           (10)          (6)
Loans - net                                             -            -             -              -              -            -
Contract administration charges                        (1)          (1)           (1)             -              -            -
Transfers among the sub-accounts
     and with the Fixed Account - net                 198           47          (595)         1,650             77         (109)
                                              ------------   ----------   -----------   ------------   ------------  -----------

Increase (decrease) in net assets
     from capital transactions                        464        1,223          (419)         3,029            384           45
                                              ------------   ----------   -----------   ------------   ------------  -----------
INCREASE (DECREASE) IN NET ASSETS                      43        1,108          (666)         2,778            383           41

NET ASSETS AT BEGINNING OF PERIOD                   3,355        2,247         4,339          1,561            368          327
                                              ------------   ----------   -----------   ------------   ------------  -----------

NET ASSETS AT END OF PERIOD                    $    3,398     $  3,355     $   3,673     $    4,339     $      751    $     368
                                              ============   ==========   ===========   ============   ============  ===========


UNITS OUTSTANDING
     Units outstanding at beginning of period     315,789      204,086       356,590         98,676         35,973       32,461
       Units issued                               152,825      295,317    24,878,897      4,343,864         82,665       16,625
       Units redeemed                            (100,901)    (183,614)  (24,788,535)    (4,085,950)       (39,622)     (13,113)
                                              ------------   ----------   -----------   ------------   ------------  -----------
     Units outstanding at end of period           367,713      315,789       446,952        356,590         79,016       35,973
                                              ============   ==========   ===========   ============   ============  ===========



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                                                           Strong Opportunity
                                                     STI Classic Variable Trust Sub-Accounts             Fund II, Inc. Sub-Account
                                                ------------------------------------------------------  ---------------------------


                                                 STI International Equity     STI Value Income Stock       Opportunity Fund II
                                                --------------------------  --------------------------  ---------------------------


                                                    2001          2000          2001           2000          2001          2000
                                                ------------  ------------  ------------   ------------  ------------  ------------

      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)               $       (9)   $       -     $      11     $        -    $      (82)   $      (31)
      Net realized gains (losses)                       (17)           3          (109)            (5)        1,134           700
      Change in unrealized gains (losses)               (53)          (3)          (76)            25        (1,708)         (575)
                                                ------------  ------------  -----------   ------------  ------------  ------------

      Increase (decrease) in net assets
           from operations                              (79)           -          (174)            20          (656)           94
                                                ------------  ------------  -----------   ------------  ------------  ------------


      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                          186           22           528            203         3,918         2,549
      Benefit payments                                    -            -             -             (8)          (17)            -
      Payments on termination                           (19)           -          (130)           (17)         (561)          (83)
      Loans - net                                         -            -             -              -             -             -
      Contract administration charges                     -            -            (1)             -            (3)            -
      Transfers among the sub-accounts
           and with the Fixed Account - net             931            -         2,847             98         3,886         1,482
                                                ------------  ------------  -----------   ------------  ------------  ------------

      Increase (decrease) in net assets
           from capital transactions                  1,098           22         3,244            276         7,223         3,948
                                                ------------  ------------  -----------   ------------  ------------  ------------


      INCREASE (DECREASE) IN NET ASSETS               1,019           22         3,070            296         6,567         4,042

      NET ASSETS AT BEGINNING OF PERIOD                  22            -           386             90         5,306         1,264
                                                ------------  ------------  -----------   ------------  ------------  ------------

      NET ASSETS AT END OF PERIOD                $    1,041     $     22     $   3,456     $      386     $  11,873     $   5,306
                                                ============   ==========   ===========   ============   ============  ===========



      UNITS OUTSTANDING
           Units outstanding at beginning
                of period                             2,216           21        40,735         10,477       348,983        86,909
               Units issued                         787,058        3,073       640,413        214,471       799,662       309,784
               Units redeemed                      (661,598)        (878)     (309,224)      (184,213)     (285,000)      (47,710)
                                                ------------   ----------   -----------   ------------  ------------  ------------
           Units outstanding at end of period       127,676        2,216       371,924         40,735       863,645       348,983
                                                ============   ==========   ===========   ============  ============  ============



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                                                          T. Rowe Price Equity
                                                Strong Variable Insurance Funds, Inc. Sub-Accounts     Series, Inc. Sub-Accounts
                                              -------------------------------------------------------  ---------------------------


                                                   Discovery Fund II         Mid Cap Growth Fund II    T. Rowe Price Equity Income
                                              --------------------------  ---------------------------  ---------------------------


                                                  2001          2000          2001           2000          2001          2000
                                              ------------  ------------  ------------   ------------  ------------  ------------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)             $      (26)   $     (20)    $    (147)     $     (163)   $       21    $        32
      Net realized gains (losses)                    (129)           3        (3,942)          1,207           207            192
      Change in unrealized gains (losses)             (29)        (146)         (687)         (4,681)         (319)           471
                                              ------------   ----------   ------------   ------------  ------------  ------------

      Increase (decrease) in net assets
           from operations                           (184)        (163)       (4,776)         (3,637)          (91)           695
                                              ------------   ----------   ------------   ------------  ------------  ------------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                        497          543         1,365           9,106         3,256          1,578
      Benefit payments                               (109)         (21)         (126)            (29)          (55)           (29)
      Payments on termination                        (412)         (69)         (698)           (500)       (1,465)          (445)
      Loans - net                                       -            -             -               -             -              -
      Contract administration charges                  (2)           -            (7)             (3)           (3)            (1)
      Transfers among the sub-accounts
           and with the Fixed Account - net        (3,546)       4,530        (2,109)          4,261         7,752          1,817
                                              ------------   ----------   ------------   ------------  ------------  ------------

      Increase (decrease) in net assets
           from capital transactions               (3,572)       4,983        (1,575)         12,835         9,485          2,920
                                              ------------   ----------   ------------   ------------  ------------  ------------

      INCREASE (DECREASE) IN NET ASSETS            (3,756)       4,820        (6,351)          9,198         9,394          3,615

      NET ASSETS AT BEGINNING OF PERIOD             5,025          205        14,651           5,453         6,593          2,978
                                              ------------   ----------   ------------   ------------  ------------  ------------

      NET ASSETS AT END OF PERIOD              $    1,269     $  5,025     $   8,300      $   14,651    $   15,987    $     6,593
                                              ============   ==========   ============   ============  ============  ============


      UNITS OUTSTANDING
           Units outstanding at beginning
                of period                         426,319       17,930       881,696         255,016       536,228        269,881
             Units issued                         240,242      531,364       654,241         816,460     1,303,928        774,459
             Units redeemed                      (559,424)    (122,975)     (776,225)       (189,780)     (537,385)      (508,112)
                                              ------------   ----------   ------------   ------------  ------------   ------------
           Units outstanding at end of period     107,137      426,319       759,712         881,696     1,302,771        536,228
                                              ============   ==========   ============   ============  =============  ============



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)                                                                                              T. Rowe Price
                                                                                                        International Series, Inc.
                                                  T. Rowe Price Equity Series, Inc. Sub-Accounts              Sub-Account
                                             --------------------------------------------------------  --------------------------

                                                                                  T. Rowe Price              T. Rowe Price
                                             T. Rowe Price Mid-Cap Growth      New America Growth          International Stock
                                             ---------------------------- ---------------------------  --------------------------


                                                  2001          2000          2001           2000          2001          2000
                                              ------------  ------------  ------------   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                   $     (105)    $    (67)    $      (23)    $      (21)   $       25     $      (15)
Net realized gains (losses)                           (12)         313           (220)           170           710            236
Change in unrealized gains (losses)                    95         (120)           (72)          (366)         (323)          (427)
                                              ------------   ----------   ------------   ------------  ------------   ------------

Increase (decrease) in net assets
     from operations                                  (22)         126           (315)          (217)          412           (206)
                                              ------------   ----------   ------------   ------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            2,179        2,274            264            747         1,057          2,133
Benefit payments                                     (128)         (66)             -             (6)         (110)            (4)
Payments on termination                              (513)        (171)          (113)           (36)         (146)          (105)
Loans - net                                             -            -              -              -             -              -
Contract administration charges                        (3)          (1)            (1)            (1)           (1)             -
Transfers among the sub-accounts
     and with the Fixed Account - net                (143)       3,733            170            (44)          764            169
                                              ------------   ----------   ------------   ------------  ------------   ------------

Increase (decrease) in net assets
     from capital transactions                      1,392        5,769            320            660         1,564          2,193
                                              ------------   ----------   ------------   ------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS                   1,370        5,895              5            443         1,976          1,987

NET ASSETS AT BEGINNING OF PERIOD                   8,868        2,973          1,673          1,230         2,979            992
                                              ------------   ----------   ------------   ------------  ------------   ------------

NET ASSETS AT END OF PERIOD                    $   10,238     $  8,868     $    1,678     $    1,673    $    4,955     $    2,979
                                              ============   ==========   ============   ============  =============  ============

UNITS OUTSTANDING
     Units outstanding at beginning of period
                                                  599,876      211,807        151,687         98,352       261,076         69,934
       Units issued                               579,862      513,192        115,394         81,859    22,762,660      5,076,830
       Units redeemed                            (445,901)    (125,123)       (89,164)       (28,524)  (22,450,038)    (4,885,688)
                                              ------------   ----------   ------------   ------------  ------------   ------------
     Units outstanding at end of period           733,837      599,876        177,917        151,687       573,698        261,076
                                              ============   ==========   ============   ============  =============  ============



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------
($ in thousands)

                                                                   The Universal Institutional Funds, Inc. Sub-Accounts
                                                -----------------------------------------------------------------------------------


                                                         High Yield                Mid Cap Growth             Mid Cap Value
                                                --------------------------  ---------------------------  --------------------------


                                                    2001          2000          2001           2000          2001          2000
                                                ------------  ------------  ------------   ------------  ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income (loss)                   $      142    $     101      $     (40)     $     (27)    $      (38)    $      (9)
 Net realized gains (losses)                          (102)          (2)          (362)            32            (94)          207
 Change in unrealized gains (losses)                  (169)        (179)          (557)          (513)            56          (138)
                                               ------------  ------------   ------------   ------------  ------------   ------------

 Increase (decrease) in net assets
      from operations                                 (129)         (80)          (959)          (508)           (76)           60
                                               ------------  ------------   ------------   ------------  ------------   ------------

 INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL TRANSACTIONS
 Deposits                                              298          763          1,174          2,645          1,472         1,424
 Benefit payments                                      (14)           -            (28)             -             (4)            -
 Payments on termination                               (69)         (22)          (211)           (80)          (184)          (15)
 Loans - net                                             -            -              -              -              -             -
 Contract administration charges                         -            -             (1)             -             (1)            -
 Transfers among the sub-accounts
      and with the Fixed Account - net                 509           (4)          (274)         1,110            672           160
                                               ------------  -----------   ------------   ------------  ------------   ------------
 Increase (decrease) in net assets
      from capital transactions                        724          737            660          3,675          1,955         1,569
                                               ------------  -----------   ------------   ------------  ------------   ------------

 INCREASE (DECREASE) IN NET ASSETS                     595          657           (299)         3,167          1,879         1,629

 NET ASSETS AT BEGINNING OF PERIOD                     842          185          3,258             91          1,702            73
                                               ------------  -----------   ------------   ------------  ------------   ------------

 NET ASSETS AT END OF PERIOD                    $    1,437    $     842     $    2,959     $    3,258    $     3,581    $    1,702
                                               ============  ===========   ============   ============  =============  ============


 UNITS OUTSTANDING
      Units outstanding at beginning of period      92,139       17,868        258,556          6,625        129,374         6,021
        Units issued                               143,099       83,089        195,865        293,023        209,508       132,020
        Units redeemed                             (69,100)      (8,818)      (117,206)       (41,092)       (53,698)       (8,667)
                                               ------------  -----------   -------------   ------------ --------------   -----------
      Units outstanding at end of period           166,138       92,139        337,215        258,556        285,184       129,374
                                               ============  ===========   =============   ============ ==============   ===========


      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------

($ in thousands)                                                       Van Kampen
                                                                    Life Investment
                                                                   Trust Sub-Account
                                                                  ---------------------
                                                                       LIT Growth
                                                                       and Income
                                                                       (Class II)
                                                                  ---------------------


                                                                        2001 (a)
                                                                  ---------------------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS
      Net investment income (loss)                                 $                 -
      Net realized gains (losses)                                                    -
      Change in unrealized gains (losses)                                            7
                                                                  ---------------------

      Increase (decrease) in net assets
           from operations                                                           7
                                                                  ---------------------

      INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL TRANSACTIONS
      Deposits                                                                     150
      Benefit payments                                                               -
      Payments on termination                                                        -
      Loans - net                                                                    -
      Contract administration charges                                                -
      Transfers among the sub-accounts
           and with the Fixed Account - net                                         39
                                                                  ---------------------

      Increase (decrease) in net assets
           from capital transactions                                               189
                                                                  ---------------------

      INCREASE (DECREASE) IN NET ASSETS                                            196

      NET ASSETS AT BEGINNING OF PERIOD                                              -
                                                                  ---------------------

      NET ASSETS AT END OF PERIOD                                  $               196
                                                                  =====================


      UNITS OUTSTANDING
           Units outstanding at beginning of period                                  -
             Units issued                                                       20,714
             Units redeemed                                                       (319)
                                                                  ---------------------
           Units outstanding at end of period                                   20,395
                                                                  =====================


      (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001



      See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

      Lincoln Benefit sells five variable annuity contracts, Investor's Select, Consultant I, Consultant II, Premier Planner and Advantage (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any Contract provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

      AIM VARIABLE INSURANCE FUNDS                            J.P. MORGAN SERIES TRUST II
          AIM V.I. Dent Demographics                               Small Company
      THE ALGER AMERICAN FUND                                 JANUS ASPEN SERIES
          Growth                                                   Aggressive Growth
          Income and Growth                                        Balanced
          Leveraged AllCap                                         Flexible Income
          MidCap Growth                                            Growth
          Small Capitalization                                     Worldwide Growth
      FEDERATED INSURANCE SERIES                              JANUS ASPEN SERIES (SERVICE SHARES)
          Federated Fund for U.S. Government Securities II         Global Value (Service Shares)
          Federated High Income Bond Fund II                       Worldwide Growth (Service Shares)
          Federated Utility Fund II                           LAZARD RETIREMENT SERIES, INC.
      FIDELITY VARIABLE INSURANCE PRODUCTS FUND                    Emerging Markets
          VIP Asset Manager                                        International Equity
          VIP Contrafund                                      LSA VARIABLE SERIES TRUST
          VIP Equity-Income                                        LSA Aggressive Growth
          VIP Growth                                               LSA Balanced
          VIP Index 500                                            LSA Basic Value
          VIP Money Market                                         LSA Blue Chip
          VIP Overseas                                             LSA Capital Appreciation
      FIDELITY VARIABLE INSURANCE PRODUCTS FUND                    LSA Disciplined Equity
       (SERVICE CLASS 2)                                           LSA Diversified Mid Cap
          VIP Equity-Income (Service Class 2)                      LSA Emerging Growth Equity
          VIP Investment Grade Bond (Service Class 2)              LSA Focused Equity
          VIP Overseas (Service Class 2)                           LSA International Growth Equity
      GOLDMAN SACHS VARIABLE INSURANCE TRUST                       LSA Mid Cap Value
          VIT CORE Small Cap Equity                                LSA Value Equity
          VIT International Equity
      IAI RETIREMENT FUNDS, INC.
          Balanced Portfolio
          Regional Portfolio
          Reserve Portfolio


                                      63

      MFS VARIABLE INSURANCE TRUST                            SCUDDER VARIABLE SERIES I
          MFS Emerging Growth Series                               Balanced
          MFS Investors Trust Series                               Bond
          MFS New Discovery Series                                 Global Discovery
          MFS Research Series                                      Growth and Income
          MFS Total Return Series                                  International
      MFS VARIABLE INSURANCE TRUST (SERVICE CLASS)            STI CLASSIC VARIABLE TRUST
          MFS New Discovery Series (Service Class)                 STI Capital Appreciation
          MFS Utilities Series (Service Class)                     STI International Equity
      OCC ACCUMULATION TRUST                                       STI Value Income Stock
          OCC Equity                                          STRONG OPPORTUNITY FUND II, INC.
          OCC Science and Technology                               Opportunity Fund II
          OCC Small Cap                                       STRONG VARIABLE INSURANCE FUNDS, INC
      OPPENHEIMER VARIABLE ACCOUNT                                 Discovery Fund II
        FUNDS (SERVICE CLASS ("SC"))                               Mid Cap Growth Fund II
          Oppenheimer International Growth (SC)               T. ROWE PRICE EQUITY SERIES, INC.
          Oppenheimer Main Street Small Cap Growth (SC)            T. Rowe Price Equity Income
      PIMCO VARIABLE INSURANCE TRUST                               T. Rowe Price Mid-Cap Growth
          Foreign Bond                                             T. Rowe Price New America Growth
          Money Market                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.
          StocksPLUS Growth and Income                             T. Rowe Price International Stock
          Total Return Bond                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
      PUTNAM VARIABLE TRUST                                        High Yield
          VT High Yield                                            Mid Cap Growth
          VT International Growth and Income                       Mid Cap Value
      RYDEX VARIABLE TRUST                                    VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
          Rydex OTC                                                LIT Growth and Income (Class II)
      SALOMON BROTHERS VARIABLE SERIES FUNDS
          Capital

      Lincoln Benefit provides insurance and administrative services to the contractholders for a fee. Lincoln Benefit also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Lincoln Benefit has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

      The LSA Variable Series Trust ("Trust") is managed by LSA Asset Management, LLC (the "Manager"), a wholly owned subsidiary of Allstate pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets ranging from 0.75% to 1.05%.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes were allocable to the Account, as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDIT OF INVESTMENT COMPANIES.

3.    EXPENSES

      MORTALITY AND EXPENSE RISK CHARGE - Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 1.15% to 2.15% per annum of the daily net assets of the Account, based on the selected rider options. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contract. Lincoln Benefit guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

      ADMINISTRATIVE EXPENSE CHARGE - Lincoln Benefit deducts administrative expense charges daily at a rate equal to .15% per annum of the average daily net assets of the Account for Investor's Select and .10% for Consultant I, Consultant II, Premier Planner and Advantage.

      CONTRACT ADMINISTRATION CHARGE - Lincoln Benefit deducts an annual maintenance charge on certain contracts on each contract anniversary and guarantees that this charge will not increase over the life of the contract. For Investor's Select, the charge is $25 and will be waived if total deposits are $75,000 or more. For Consultant I, Consultant II and Premier Planner, the charge is $35 and will be waived if total deposits are $50,000 or more.

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                                              Purchases
                                                                                         -------------------
                                                                                           ($ in thousands)
     Investments in the AIM Variable Insurance Funds Sub-Account:
                 AIM V. I. Dent Demographics                                                  $         102

     Investments in The Alger American Fund Sub-Accounts:
                 Growth                                                                              11,499
                 Income and Growth                                                                   16,755
                 Leveraged AllCap                                                                     6,163
                 MidCap Growth                                                                       26,509
                 Small Capitalization                                                                12,148

     Investments in the Federated Insurance Series Sub-Accounts:
                 Federated Fund for U.S. Government Securities II                                    53,505
                 Federated High Income Bond Fund II                                                  37,972
                 Federated Utility Fund II                                                            4,805

     Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
                 VIP Asset Manager                                                                    4,447
                 VIP Contrafund                                                                      10,172
                 VIP Equity-Income                                                                   50,669
                 VIP Growth                                                                          27,812
                 VIP Index 500                                                                       31,633
                 VIP Money Market                                                                   860,435
                 VIP Overseas                                                                       170,558

     Investments in the Fidelity Variable Insurance Products Fund
         (Service Class 2) Sub-Accounts:
                 VIP Equity-Income (Service Class 2)                                                    149
                 VIP Investment Grade Bond (Service Class 2)                                            358
                 VIP Overseas (Service Class 2)                                                           3

     Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
                 VIT CORE Small Cap Equity                                                              853
                 VIT International Equity                                                             1,282

     Investments in the IAI Retirement Funds, Inc. Sub-Accounts:
                 Balanced Portfolio                                                                      62
                 Regional Portfolio                                                                   1,718
                 Reserve Portfolio                                                                       14

     Investments in the J.P. Morgan Series Trust II Sub-Account:
                 Small Company                                                                          806

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                                              Purchases
                                                                                         -------------------
                                                                                           ($ in thousands)
     Investments in the Janus Aspen Series Sub-Accounts:
                 Aggressive Growth                                                            $      14,672
                 Balanced                                                                            24,027
                 Flexible Income                                                                     16,440
                 Growth                                                                              34,072
                 Worldwide Growth                                                                    99,947

     Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
                 Global Value (Service Shares)                                                            8
                 Worldwide Growth (Service Shares)                                                      334

     Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
                 Emerging Markets                                                                       723
                 International Equity                                                                   723

     Investments in the LSA Variable Series Trust Sub-Accounts:
                 LSA Aggressive Growth                                                                  182
                 LSA Balanced                                                                         3,598
                 LSA Basic Value                                                                        395
                 LSA Blue Chip                                                                          232
                 LSA Capital Appreciation                                                                85
                 LSA Disciplined Equity                                                               1,496
                 LSA Diversified Mid Cap                                                                219
                 LSA Emerging Growth Equity                                                           1,043
                 LSA Focused Equity                                                                   1,363
                 LSA International Growth Equity                                                      1,939
                 LSA Mid Cap Value                                                                      119
                 LSA Value Equity                                                                     3,181

     Investments in the MFS Variable Insurance Trust Sub-Accounts:
                 MFS Emerging Growth Series                                                           4,414
                 MFS Investors Trust Series                                                           2,620
                 MFS New Discovery Series                                                             6,207
                 MFS Research Series                                                                  3,562
                 MFS Total Return Series                                                             10,837

     Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
                 MFS New Discovery Series (Service Class)                                               168
                 MFS Utilities Series (Service Class)                                                   434

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                                              Purchases
                                                                                         -------------------
                                                                                           ($ in thousands)
     Investments in the OCC Accumulation Trust Sub-Accounts:
                 OCC Equity                                                                   $       1,666
                 OCC Science and Technology                                                             366
                 OCC Small Cap                                                                        1,531

     Investments in the Oppenheimer Variable Account Funds
          (Service Class ("SC")) Sub-Accounts:
                 Oppenheimer International Growth (SC)                                                   21
                 Oppenheimer Main Street Small Cap Growth (SC)                                           96

     Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
                 Foreign Bond                                                                           409
                 Money Market                                                                        12,327
                 StocksPLUS Growth and Income                                                         1,638
                 Total Return Bond                                                                    4,877

     Investments in the Putnam Variable Trust Sub-Accounts:
                 VT High Yield                                                                          127
                 VT International Growth and Income                                                      26

     Investments in the Rydex Variable Trust Sub-Account:
                 Rydex OTC                                                                              231

     Investments in the Salomon Brothers Variable Series Funds Sub-Account:
                 Capital                                                                              3,202

     Investments in the Scudder Variable Series I Sub-Accounts:
                 Balanced                                                                             8,272
                 Bond                                                                                15,222
                 Global Discovery                                                                     1,662
                 Growth and Income                                                                    1,565
                 International                                                                      251,914

     Investments in the STI Classic Variable Trust Sub-Accounts:
                 STI Capital Appreciation                                                               800
                 STI International Equity                                                             6,935
                 STI Value Income Stock                                                               6,170

     Investments in the Strong Opportunity Fund II, Inc. Sub-Account:
                 Opportunity Fund II                                                                 13,314

     Investments in the Strong Variable Insurance Funds, Inc. Fund Sub-Accounts:
                 Discovery Fund II                                                                    4,077
                 Mid Cap Growth Fund II                                                               7,365

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                                              Purchases
                                                                                         -------------------
                                                                                           ($ in thousands)
     Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
                 T. Rowe Price Equity Income                                                  $      16,411
                 T. Rowe Price Mid-Cap Growth                                                         7,177
                 T. Rowe Price New America Growth                                                     1,171

     Investments in the T. Rowe Price International Series, Inc. Sub-Account:
                 T. Rowe Price International Stock                                                  214,805

     Investments in The Universal Institutional Funds, Inc. Sub-Accounts:
                 High Yield                                                                           1,572
                 Mid Cap Growth                                                                       1,848
                 Mid Cap Value                                                                        2,537

     Investments in the Van Kampen Life Investment Trust (Class II) Sub-Account:
                 LIT Growth and Income (Class II)                                                       192
                                                                                         -------------------
                                                                                              $   2,124,673
                                                                                         ===================

5. FINANCIAL HIGHLIGHTS

     The range of lowest and highest accumulation unit values, the investment income ratio, the range of lowest and highest expense ratio assessed by Lincoln Benefit, and the corresponding range of total return is presented for each rider option of the sub-account which had outstanding units during the period.

     The expense ratio, as explained in Note 3, represents mortality and expense risk and administrative expense charges, which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contractholder. This results in several unit values for each sub-account based upon those choices.


     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

         * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

         ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

         ***TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Returns were annualized for new products launched during 2001 to represent the return as if the contractholder was invested in the sub-account for the entire year.

            Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                          At December 31, 2001         For the year ended December 31, 2001
                                                          --------------------  ---------------------------------------------------

                                                              Accumulation       Investment        Expense            Total
                                                               Unit Value       Income Ratio*      Ratio**           Return***
                                                          --------------------  -------------  ---------------  -------------------
Investments in the AIM Variable Insurance Funds
    Sub-Account:
       AIM V. I. Dent Demographics (a)                      $ 9.74 -  $ 9.77        0.00       1.45% -  2.05%    -2.26% -    -2.39%

Investments in The Alger American Fund Sub-Accounts:
       Growth                                                 7.07 -   13.17        0.23       1.25  -  1.80    -12.92  -   -13.40
       Income and Growth                                      7.81 -   14.50        0.37       1.25  -  1.80    -15.39  -   -15.86
       Leveraged AllCap                                       6.34 -   15.71        0.00       1.25  -  1.80    -16.98  -   -17.44
       MidCap Growth                                          8.66 -   15.71        0.00       1.25  -  1.80     -7.69  -    -8.20
       Small Capitalization                                   4.99 -    8.02        0.04       1.25  -  1.80    -30.40  -   -30.78

Investments in the Federated Insurance Series
    Sub-Accounts:
       Federated Fund for U.S. Government Securities II      11.15 -   14.28        3.23       1.25  -  1.80      5.69  -     5.11
       Federated High Income Bond Fund II                     8.83 -   13.08       13.16       1.25  -  1.80      0.11  -    -0.44
       Federated Utility Fund II                              7.74 -   13.76        3.47       1.25  -  1.80    -14.80  -   -15.27

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

                                                          At December 31, 2001         For the year ended December 31, 2001
                                                          --------------------  ---------------------------------------------------

                                                              Accumulation       Investment        Expense            Total
                                                               Unit Value       Income Ratio*      Ratio**           Return***
                                                          --------------------  -------------  ---------------  -------------------
Investments in the Fidelity Variable Insurance Products
    Fund Sub-Accounts:
       VIP Asset Manager                                    $ 9.03 -  $ 15.70       4.19%      1.25% -  1.80%    -5.29% -    -5.81%
       VIP Contrafund                                         8.08 -    17.07       0.78       1.25  -  1.80    -13.34  -   -13.82
       VIP Equity-Income                                     10.30 -    22.55       1.72       1.25  -  1.80     -6.14  -    -6.66
       VIP Growth                                             6.79 -    23.76       0.08       1.25  -  1.80    -18.68  -   -19.13
       VIP Index 500                                          7.80 -    11.07       1.12       1.25  -  1.80    -13.20  -   -13.68
       VIP Money Market                                      10.47 -    13.46       4.02       1.25  -  1.80      2.89  -     2.32
       VIP Overseas                                           6.54 -    12.49       5.80       1.25  -  1.80    -22.15  -   -22.58

Investments in the Fidelity Variable Insurance Products
    Fund (Service Class 2) Sub-Accounts:
       VIP Equity-Income (Service Class 2) (a)                9.60 -     9.63       0.00       1.45  -  2.05     -3.66  -    -3.79
       VIP Investment Grade Bond (Service Class 2) (a)       10.12 -    10.15       0.00       1.45  -  2.05      1.47  -     1.33
       VIP Overseas (Service Class 2) (a)                     9.32 -     9.35       0.00       1.45  -  1.70     -6.47  -    -6.56

Investments in the Goldman Sachs Variable Insurance
    Trust Sub-Accounts:
       VIT CORE Small Cap Equity                             12.55 -    12.61       0.31       1.40  -  1.60      3.07  -     2.86
       VIT International Equity                               8.03 -     8.07       1.51       1.40  -  1.60    -23.35  -   -23.50

Investments in the IAI Retirement Funds, Inc.
    Sub-Accounts:
       Balanced Portfolio (d)                                   -  -       -        4.67       1.40  -  1.40     -1.00  -    -1.00
       Regional Portfolio (d)                                   -  -       -        1.46       1.40  -  1.40     -1.00  -    -1.00
       Reserve Portfolio (d)                                    -  -       -        0.09       1.40  -  1.40     -1.00  -    -1.00

Investments in the J.P. Morgan Series Trust II
    Sub-Account:
       Small Company                                         11.06 -    11.11       0.04       1.40  -  1.60     -9.32  -    -9.50

Investments in the Janus Aspen Series Sub-Accounts:
       Aggressive Growth                                      3.96 -    20.37       0.00       1.25  -  1.80    -40.21  -   -40.54
       Balanced                                               9.00 -    24.56       2.70       1.25  -  1.80     -5.86  -    -6.38
       Flexible Income                                       11.01 -    16.76       5.71       1.25  -  1.80      6.39  -     5.80
       Growth                                                 6.15 -    21.23       0.07       1.25  -  1.80    -25.68  -   -26.09
       Worldwide Growth                                       6.24 -    24.41       0.44       1.25  -  1.80    -23.41  -   -23.83

Investments in the Janus Aspen Series (Service
    Shares) Sub-Accounts:
       Global Value (Service Shares) (a)                     10.66 -    10.69       0.11       1.45  -  1.70      6.90  -     6.79
       Worldwide Growth (Service Shares) (a)                  9.60 -     9.63       0.12       1.45  -  1.90     -3.66  -    -3.74

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(d) For the Period Beginning January 1, 2001 and Ended March 15, 2001

                                                          At December 31, 2001         For the year ended December 31, 2001
                                                          --------------------  ---------------------------------------------------

                                                              Accumulation       Investment        Expense            Total
                                                               Unit Value       Income Ratio*      Ratio**           Return***
                                                          --------------------  -------------  ---------------  -------------------
Investments in the Lazard Retirement Series, Inc.
    Sub-Accounts:
       Emerging Markets                                     $ 8.77 -   $ 9.92       0.53%      1.40% -  1.85%    -6.40% -    -0.39%
       International Equity                                   7.47 -     7.50       0.00       1.40  -  1.60    -25.13  -   -25.28

Investments in the LSA Variable Series Trust
    Sub-Accounts:
       LSA Aggressive Growth (a)                              9.38 -     9.41       0.00       1.45  -  1.70     -5.93  -    -6.02
       LSA Balanced                                           9.61 -    11.26       2.52       1.40  -  2.05      0.81  -    -0.46
       LSA Basic Value (a)                                    9.57 -     9.60       0.02       1.45  -  2.15     -3.99  -    -4.15
       LSA Blue Chip (a)                                      9.73 -     9.76       0.00       1.45  -  2.05     -2.44  -    -2.57
       LSA Capital Appreciation (a)                          10.00 -    10.03       0.00       1.45  -  1.90      0.31  -     0.04
       LSA Disciplined Equity                                 8.72 -     9.59       0.28       1.40  -  2.15    -13.10  -    -0.67
       LSA Diversified Mid Cap (a)                            9.96 -    10.00       0.13       1.45  -  2.05     -0.05  -    -0.18
       LSA Emerging Growth Equity                             9.71 -    10.06       0.03       1.40  -  1.70    -18.99  -    -0.40
       LSA Focused Equity                                     9.01 -     9.97       0.07       1.40  -  1.90    -16.62  -    -0.52
       LSA International Growth Equity                        9.28 -     9.68       0.00       1.40  -  1.90    -15.46  -    -0.51
       LSA Mid Cap Value (a)                                 10.63 -    10.66       0.69       1.45  -  1.90      6.63  -     6.55
       LSA Value Equity                                       9.59 -    11.77       0.65       1.40  -  2.15     -6.21  -    -0.60

Investments in the MFS Variable Insurance Trust
    Sub-Accounts:
       MFS Emerging Growth Series                             5.33 -    10.69       0.00       1.25  -  1.80    -34.32  -   -34.68
       MFS Investors Trust Series (b)                         8.13 -     9.66       0.47       1.25  -  1.80    -17.00  -   -17.46
       MFS New Discovery Series                               8.36 -    17.65       0.00       1.25  -  1.80     -6.22  -    -6.73
       MFS Research Series                                    6.86 -     9.92       0.01       1.25  -  1.80    -22.24  -   -22.67
       MFS Total Return Series                               11.03 -    12.25       1.99       1.25  -  1.80     -1.01  -    -1.55

Investments in the MFS Variable Insurance Trust
    (Service Class) Sub-Accounts:
       MFS New Discovery Series (Service Class) (a)          10.32 -    10.35       0.00       1.45  -  1.90      3.50  -     3.42
       MFS Utilities Series (Service Class) (a)               8.93 -     8.96       0.00       1.45  -  2.05    -10.42  -   -10.54

Investments in the OCC Accumulation Trust
    Sub-Accounts:
       OCC Equity                                            10.51 -    10.56       0.49       1.40  -  1.60     -8.32  -    -8.50
       OCC Science and Technology (c)                         3.62 -     9.59       0.00       1.40  -  1.90    -63.74  -    -4.21
       OCC Small Cap                                         10.06 -    16.18       0.54       1.40  -  1.90      6.82  -    -0.29

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(b) Previously known as MFS Growth with Income

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001

                                                          At December 31, 2001         For the year ended December 31, 2001
                                                          --------------------  ---------------------------------------------------

                                                              Accumulation       Investment        Expense            Total
                                                               Unit Value       Income Ratio*      Ratio**           Return***
                                                          --------------------  -------------  ---------------  -------------------
Investments in the Oppenheimer Variable Account
    Funds (Service Class ("SC")) Sub-Accounts:
       Oppenheimer International Growth (SC) (a)            $ 9.08 -   $ 9.11       0.00%      1.45% -  1.90%    -8.94% -    -9.01%
       Oppenheimer Main Street Small Cap
       Growth (SC) (a)                                       10.27 -    10.30       0.00       1.45  -  2.05      3.03  -     2.90

Investments in the PIMCO Variable Insurance Trust
    Sub-Accounts:
       Foreign Bond                                          10.09 -    11.66       4.02       1.40  -  1.90      6.10  -    -0.30
       Money Market                                          10.01 -    10.79       2.58       1.40  -  2.05      2.38  -    -0.51
       StocksPLUS Growth and Income                           9.03 -     9.07       4.00       1.40  -  1.60    -12.68  -   -12.85
       Total Return Bond                                     10.12 -    11.77       4.14       1.40  -  2.05      6.88  -    -0.40

Investments in the Putnam Variable Trust
    Sub-Accounts:
       VT High Yield (a)                                      9.86 -     9.89       0.00       1.45  -  2.05     -1.12  -    -1.25
       VT International Growth and Income (a)                 9.42 -     9.44       0.00       1.45  -  1.70     -5.56  -    -5.65

Investments in the Rydex Variable Trust Sub-Account:
       Rydex OTC (c)                                          5.74 -     9.80       0.00       1.40  -  2.05    -42.45  -    -2.10

Investments in the Salomon Brothers Variable Series
    Funds Sub-Account:
       Capital                                                9.65 -    13.51       0.89       1.40  -  1.90      0.48  -    -0.35

Investments in the Scudder Variable Series I
    Sub-Accounts:
       Balanced                                               8.90 -    19.79       2.51       1.25  -  1.80     -7.23  -    -7.75
       Bond                                                  11.02 -    13.75       3.09       1.25  -  1.80      4.42  -     3.85
       Global Discovery                                       6.75 -    12.29       0.00       1.25  -  1.80    -25.54  -   -25.95
       Growth and Income                                      8.35 -     9.34       1.13       1.25  -  1.80    -12.41  -   -12.89
       International                                          5.91 -     8.36       0.47       1.25  -  1.80    -31.72  -   -32.10

Investments in the STI Classic Variable Trust Sub-Accounts:
       STI Capital Appreciation                               8.95 -     9.59       0.01       1.25  -  1.80     -6.53  -    -7.04
       STI International Equity                               7.50 -     8.18       0.00       1.25  -  1.80    -18.44  -   -18.89
       STI Value Income Stock                                 9.10 -    11.39       2.31       1.25  -  1.80     -2.37  -    -2.91

(a) For the Period Beginning August 1, 2001 and Ended December 31, 2001

(c) For the Period Beginning May 1, 2001 and Ended December 31, 2001

                                                          At December 31, 2001         For the year ended December 31, 2001
                                                          --------------------  ---------------------------------------------------

                                                              Accumulation       Investment        Expense            Total
                                                               Unit Value       Income Ratio*      Ratio**           Return***
                                                          --------------------  -------------  ---------------  -------------------
Investments in the Strong Opportunity Fund II, Inc.
    Sub-Account:
       Opportunity Fund II                                  $ 9.60 -   $14.59        0.49%     1.25% -  1.80%    -4.91% -    -5.43%

Investments in the Strong Variable Insurance Funds,
    Inc. Sub-Accounts:
       Discovery Fund II                                      9.46 -    12.14        1.11      1.25  -  1.80      2.78  -     2.21
       Mid Cap Growth Fund II                                 5.47 -    12.31        0.00      1.25  -  1.80    -31.64  -   -32.02

Investments in the T. Rowe Price Equity Series, Inc.
    Sub-Accounts:
       T. Rowe Price Equity Income                           11.48 -    12.36        1.64      1.25  -  1.80      0.20  -    -0.36
       T. Rowe Price Mid-Cap Growth                           9.79 -    14.59        0.00      1.25  -  1.80     -2.16  -    -2.70
       T. Rowe Price New America Growth                       7.80 -     9.62        0.00      1.25  -  1.80    -12.95  -   -13.43

Investments in the T. Rowe Price International Series,
    Inc. Sub-Account:
       T. Rowe Price International Stock                      6.53 -     8.85        2.60      1.25  -  1.80    -23.19  -   -23.61

Investments in The Universal Institutional Funds, Inc.
    Sub-Accounts:
       High Yield                                             8.57 -     9.49       14.19      1.40  -  1.90     -5.81  -    -0.42
       Mid Cap Growth                                         8.75 -     8.79        0.00      1.40  -  1.60    -31.30  -   -30.44
       Mid Cap Value                                         12.52 -    12.57        0.00      1.40  -  1.60     -4.50  -    -4.70

Investments in the Van Kampen Life Investment Trust
    (Class II) Sub-Account:
       LIT Growth and Income (Class II) (a)                   9.61 -     9.64        0.00      1.40  -  1.90     -3.60  -    -3.68

     (a) For the Period Beginning August 1, 2001 and Ended December 31, 2001